As filed with the U.S. Securities and Exchange Commission on April 29, 2003

                                                              File No. 811-9036

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                           (X)

Amendment No. 23                                                        (X)


                             UBS Relationship Funds
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             One North Wacker Drive
                            Chicago, Illinois 60606
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (312) 525-7100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             Amy R. Doberman, Esq.
                           David M. Goldenberg, Esq.
                     UBS Global Asset Management (US) Inc.
                              51 West 52nd Street
                         New York, New York 10019-6114
               (NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)


Please Send Copy of Communications to:

                              Bruce G. Leto, Esq.
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                        Philadelphia, Pennsylvania 19103

[UBS Logo]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                    UBS Global Securities Relationship Fund

                                     PART A

                                 April 29, 2003

UBS Global Securities Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment                    Maximize total return, consisting of capital
objective and goals           appreciation and current income, without assuming
                              undue risk, through a portfolio of U.S. and
                              non-U.S. stocks and fixed income securities.

Performance benchmark         Global Securities Markets Index (GSMI). This
                              benchmark is compiled by UBS Global Asset
                              Management (Americas) Inc., the Fund's investment
                              advisor (the "Advisor"), and is a composite of
                              seven indexes compiled by independent data
                              providers: Wilshire 5000 Index, MSCI World Ex USA
                              (Free) Index, Salomon Smith Barney Broad
                              Investment Grade (BIG) Bond Index, Salomon Smith
                              Barney Non-U.S. Government Bond Index, MSCI
                              Emerging Markets Free Index, JP Morgan Emerging
                              Markets Bond Index Global and Merrill Lynch High
                              Yield Master Cash Pay Index, each representing a
                              distinct asset class of the primary wealth-holding
                              public securities markets. These asset classes
                              are: U.S. equity, global (ex-U.S.) equity, U.S.
                              fixed income, global (ex-U.S.) fixed income,
                              emerging market equities, emerging market debt,
                              high yield fixed income and cash equivalents.
                              Although the benchmark has been selected as a
                              comparative measure of the securities markets in
                              which the Fund invests, the Fund may not have the
                              same performance record as the benchmark.

Principal investments         The Fund will principally invest in:

                              o Equity securities of both U.S. and non-U.S.
                              issuers. The Fund may invest in equity securities of issuers in any capitalization range based on market conditions and in accordance with its investment objective.

                              o Fixed income securities issued by foreign and domestic governments, government-related entities, corporations and entities organized to restructure outstanding emerging market debt. These include participations in loans between governments and financial institutions and Brady Bonds.

                              o Securities whose return is derived primarily from foreign instruments.

Principal strategies          The Advisor's investment philosophy is singularly
                              focused on investment fundamentals. The Advisor
                              believes that investment fundamentals determine
                              the future cash flows that define fundamental
                              investment value. The Advisor tries to identify
                              and exploit periodic discrepancies between market
                              prices and fundamental value. These price/value
                              discrepancies are used as the building blocks for
                              portfolio construction.

                              To implement this philosophy, the Advisor purchases for the Fund securities (generally contained in the Fund's benchmark, the GSMI) by using active asset allocation strategies across global equity, fixed income and money markets and active security selection within each market. The
                              Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies, or for investment purposes. The

                              Advisor chooses investments for the Fund by:

                              o Identifying asset classes that appear to be temporarily underpriced.

                              o Analyzing the fundamental value of individual securities in order to estimate their relative value and attractiveness, and to identify securities for investment that are underpriced relative to their fundamental value.

                              o Identifying and investing in currencies of developed countries that trade at well above or below their fundamental values.

Under normal market conditions, the Fund expects to allocate assets according to the following mix:

----------------------------------------------------
       Asset Class              Asset Class Strategy
                                       Ranges
----------------------------------------------------
U.S. Equities                        10 to 70%
----------------------------------------------------
Global (Ex-U.S.) Equities             0 to 52%
----------------------------------------------------
Emerging Market Equities              0 to 13%
----------------------------------------------------
U.S. Fixed Income                     0 to 51%
----------------------------------------------------
Global (Ex-U.S.) Fixed Income         0 to 39%
----------------------------------------------------
High Yield Fixed Income               0 to 13%
----------------------------------------------------
Emerging Market Debt                  0 to 12%
----------------------------------------------------
Cash Equivalents                      0 to 50%
----------------------------------------------------

The "Asset Class Strategy Ranges" indicated above are the ranges within which the Fund expects to make its active asset allocations to specific asset classes. However, the Fund may exceed its strategy ranges under unusual market conditions and may change them in the future.

PRINCIPAL INVESTMENT RISKS
================================================================================

                              Investors can lose money in the Fund or the Fund's performance may fall below other possible investments. Below is a discussion of the potential risks of the Fund.


Management risk               o The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove
                              to be incorrect.

                              o The Advisor's judgments about the Fund's asset allocation may prove to be incorrect.

Risks of equity               o The stock markets where the Fund's investments
investments                   are principally traded go down.

                              o An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

Special risks of small        o Securities of small capitalization companies,
and mid-capitalization        and to a lesser extent mid-capitalization
issuers                       companies, present greater risks than securities
                              of larger, more established companies. Smaller
                              companies are often volatile and may suffer
                              significant losses as well as realize substantial
                              growth. In a declining market, these stocks may be
                              harder to sell, which may further depress their
                              prices.

Risks of fixed                o Interest rates in countries where the Fund's
income investments            investments are principally traded may vary. If
                              interest rates rise, the prices of fixed income
                              securities in the Fund's portfolio may fall.
                              Generally, the longer the maturity of a fixed
                              income security, the greater its sensitivity to
                              changes in interest rates. This is known as
                              interest rate risk.

                              o The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher-rated) bonds. This is known as credit risk.

                              o As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
                              This is known as call or prepayment risk.

                              o As a result of rising interest rates, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

Foreign country and           The values of the Fund's foreign and emerging
emerging market               market investments may go down or be very volatile
risks                         because of:

                              o A decline in the value of foreign currencies relative to the U.S. dollar.

                              o Vulnerability to economic downturns and instability due to undiversified economies; trade imbalances; inadequate infrastructure; heavy debt loads and dependence on foreign capital inflows;
                              governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms.

                              o Adverse governmental actions such as
                              nationalization or expropriation of property;
                              confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.

                              o Political and social instability, war and civil unrest.

                              o Less liquid and efficient securities markets;
                              higher transaction costs; settlement delays; lack of accurate publicly available information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision.

                              The risks described above are more severe for securities of issuers in emerging market countries than for other foreign investments.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

No government                 An investment in the Fund is not a bank deposit
guarantee                     and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. The Fund may invest in issuers at all capitalization levels.

Fixed Income Securities

     In selecting fixed income securities for the Fund's portfolio, the Advisor looks for fixed income securities that provide both a high level of current income and the potential for capital appreciation due to a perceived improvement in the creditworthiness of the issuer. The Fund may invest in all types of fixed income securities of issuers from all countries, including emerging markets. These include:

o Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions.

o    Participations in loans between governments and financial institutions.

o Fixed income securities issued by government owned, controlled or sponsored entities.

o Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

o    Brady Bonds.

o Fixed income securities issued by corporate issuers, banks and finance companies.

o Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. (A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)

     Fixed income securities purchased by the Fund may be denominated or have coupons payable in any currency and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay in kind and auction rate features. These fixed income securities may include:

o    bills, notes and bonds

o    government agency and privately issued mortgage-backed securities

o    collateralized mortgage and bond obligations

o    asset-backed securities

o    structured notes and leveraged derivative securities

o    convertible securities

o    preferred stock and trust certificates

o    participations in loans made by financial institutions

o    repurchase agreements

o    inflation indexed securities

Credit Quality

     The Fund may invest in U.S. dollar denominated, fixed income securities of any quality, including fixed income securities that are lower rated, high yield securities rated by a rating organization below its top four long term rating categories or determined by the Advisor to be of equivalent quality. Below investment grade securities are commonly known as "junk bonds." The issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of below investment grade securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Below investment grade securities may become illiquid and hard to value in down markets. The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Emerging Market Securities

     The Fund may invest in a broad range of equity and fixed income securities of foreign issuers, including emerging market issuers. An emerging market is any country defined as an emerging or developing economy by the World Bank, International Finance Corporation or United Nations.

Management of Currency Exposure

     The Fund's allocation among different currencies will be identical to that of the benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when, based on the Advisor's research, the Advisor believes that currency prices deviate from their fundamental values. As described below, the Fund may use derivatives to manage its currency exposure.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes, caused by changing interest rates, stock market prices or currency exchange rates, in the market value of securities held by or to be bought for the Fund.

o    As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of debt securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund may invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest that portion of its assets allocated to emerging market investments by purchasing shares of the UBS Emerging Markets Equity Relationship Fund and the UBS Emerging Markets Debt Relationship Fund.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking such temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0875% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board of the Trust.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different Fund is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invest in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B of this Registration Statement.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS Global Securities Relationship Fund was known as Brinson Global Securities Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $25,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange, that trades on weekends or other days when the Fund does not price its shares. Changes in value of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                   UBS Global Aggregate Bond Relationship Fund

                                     PART A

                                 April 29, 2003

UBS Global Aggregate Bond Relationship Fund (formerly known as UBS Global Bond Relationship Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment objective and      Maximize total return, consisting of capital
goals                         appreciation and current income, while controlling
                              risk.

Performance benchmark         Lehman Brothers Global Aggregate Bond Index. The
                              benchmark is a broad-based, market capitalization
                              weighted index which measures the broad global
                              markets for U.S. and non-U.S. corporate,
                              government, governmental agency, supranational,
                              mortgage-backed and asset-backed fixed income
                              securities. Although the benchmark has been
                              selected as a comparative measure of the
                              securities markets in which the Fund invests, the
                              Fund may not have the same performance record as
                              the benchmark.

Principal investments         The Fund maintains a global portfolio by investing
                              in the fixed income securities of issuers located
                              throughout the world. Under normal circumstances,
                              the Fund invests at least 80% of its net assets
                              (plus borrowings for investment purposes, if any)
                              in fixed income securities. The Fund may invest in
                              fixed income securities issued by U.S. and
                              non-U.S. governments, governmental agencies,
                              corporations, and supranational entities, such as
                              the World Bank. The Fund's investment in fixed
                              income securities may include mortgaged-backed and
                              asset-backed securities.

                              Credit quality: The Fund will purchase investment grade fixed income securities.

                              Maturity/duration: There is no limit on the minimum or maximum maturity or duration of the fixed income securities in which the Fund may invest.

Principal strategies          UBS Global Asset Management (Americas) Inc.'s (the
                              "Advisor") investment style is singularly focused
                              on investment fundamentals. The Advisor believes
                              that investment fundamentals determine and
                              describe future cash flows that define fundamental
                              investment value. The Advisor tries to identify
                              and exploit periodic discrepancies between market
                              prices and fundamental value. These price/value
                              discrepancies are used as the building blocks for
                              portfolio construction.

                              To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across global fixed income markets and active security selection within each market. The Fund can hold securities that are not included in its benchmark index. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.
                              The Fund may, but is not required to,

                              invest in derivative contracts in conjunction with hedging strategies, or for investment purposes.

                              When determining fundamental value, the Advisor considers broadly based indices that represent asset classes or markets and economic variables such as productivity, inflation and global competitiveness. The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

                              The Fund's allocation among different currencies will be identical to that of the benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when the Advisor deems it prudent to do so.

                              The Fund may invest in all types of fixed income securities of U.S. and foreign issuers. The
                              Advisor emphasizes those fixed income market sectors and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis.
                              In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

                              o    Duration.

                              o    Yield.

                              o    Potential for capital appreciation.

                              o Current credit quality as well as possible credit upgrades or downgrades.

                              o Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities.

                              o    For mortgage-related and asset-backed
                                   securities, anticipated changes in average prepayment rates.

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in the Fund or the Fund's performance may fall below other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about asset or currency
                              allocations or the fundamental value of securities
                              acquired by the Fund may prove to be incorrect.

Risks of fixed income         o    Interest rates in countries where the Fund's
investments                        investments are principally traded may vary.
                                   If interest rates rise, the prices of fixed
                                   income securities in the Fund's portfolio may
                                   fall. Generally, the longer the maturity of a
                                   fixed income security, the greater its
                                   sensitivity to changes in interest rates.
                                   This is known as interest rate risk.

                              o The issuer of a fixed income security in the Fund's portfolio may have its credit rating downgraded by a rating organization or may be perceived by the market to be less
                                   creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than higher-rated bonds. This is known as credit risk.

                              o As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, requiring the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              o When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Foreign country risks         The values of the Fund's foreign investments may
                              fluctuate or be very volatile because of:

                              o A decline in the value of foreign currencies relative to the U.S. dollar.

                              o    Vulnerability to economic downturns and
                                   instability due to undiversified economies;
                                   trade imbalances; inadequate infrastructure;
                                   heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms.

                              o    Adverse governmental actions such as
                                   nationalization or expropriation of property;
                                   confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.

                              o Political and social instability, war and civil unrest.

                              o    Less liquid and efficient securities markets;
                                   higher transaction costs; settlement delays;
                                   lack of accurate publicly available
                                   information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Fixed Income Securities

     The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay in kind and auction rate features. These fixed income securities may include:

     o    bills, notes and bonds

     o    government agency and privately issued mortgage-backed securities

     o    collateralized mortgage and bond obligations

     o    asset-backed securities

     o    structured notes and leveraged derivative securities

     o    inflation indexed securities

     o    convertible securities

     o    zero coupon securities

     o    pay in kind and when-issued securities

     o    preferred stock and trust certificates

     o    participations in loans made by financial institutions

     o    repurchase agreements

Credit Quality

     Securities are investment grade if, at the time of purchase:

     o they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;

     o    they have received a comparable short-term or other rating; or

     o they are unrated securities that the Advisor believes are of comparable quality.

     The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

     o To hedge against adverse changes, caused by changing interest rates or currency exchange rates, in the market value of securities held by or to be bought for the Fund.

     o    As a substitute for purchasing or selling securities.

     o To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment(s) that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund may invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0875% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until September 9, 2002, UBS Global Aggregate Bond Relationship Fund was known as UBS Global Bond Relationship Fund. Until April 8, 2002, the Fund was known as Brinson Global Bond Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $25,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any

Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                        UBS U.S. Equity Relationship Fund

                                     PART A

                                 April 29, 2003

UBS U.S. Equity Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective          Maximize total return, consisting of capital
and Goals                     appreciation and current income, while controlling
                              risk.

Performance Benchmark         Wilshire 5000 Index. This benchmark is a
                              broad-based, capitalization weighted index which
                              includes all U.S. common stocks. Although the
                              benchmark has been selected as a comparative
                              measure of the securities markets in which the
                              Fund invests, the Fund may not have the same
                              performance record as the benchmark.

Principal Investments         Under normal circumstances, the Fund invests at
                              least 80% of its net assets (plus borrowings for
                              investment purposes, if any) in U.S. equity
                              securities. Equity securities include exchange
                              traded and over-the-counter common stocks and
                              preferred stock, fixed income securities
                              convertible into equity securities and warrants
                              and rights relating to equity securities. The Fund
                              may also invest in depositary receipts
                              representing interests in securities of foreign
                              issuers. The Fund focuses on large and medium
                              capitalization companies but may also invest in
                              small capitalization companies.

Principal Strategies          UBS Global Asset Management (Americas) Inc. is the
                              Fund's investment advisor (the "Advisor"). The
                              Advisor's investment style is singularly focused
                              on investment fundamentals. The Advisor believes
                              that investment fundamentals determine and
                              describe future cash flows that define fundamental
                              investment value. The Advisor tries to identify
                              and exploit periodic discrepancies between market
                              prices and fundamental value. These price/value
                              discrepancies are used as the building blocks for
                              portfolio construction.

                              Most of the Fund's investments will be in securities contained in the Fund's benchmark index. However, the Fund's portfolio may deviate from the mix of stocks in the index by overweighting some of these stocks while underweighting or excluding other index stocks.
                              The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which index stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value. The Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies, or for investment purposes.

                              In selecting individual companies for investment, the Advisor looks for:

                              o    Low market valuations measured by the
                                   Advisor's fundamental analysis and
                                   valuation models

                              o    Experienced and effective management

                              o    Effective research, product development
                                   and marketing

                              o    Competitive advantages

                              o    Strong cash flow

                              o Positive changes in management, products or strategy not yet recognized by the marketplace

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove
                              to be incorrect.

Risks of equity investments   o    The U.S. stock market goes down.

                              o An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

Special risks of small and    Securities of small capitalization companies, and
mid-capitalization            to a lesser extent mid-capitalization companies,
companies                     present greater risks than securities of larger,
                              more established companies. Smaller companies are
                              often volatile and may suffer significant losses
                              as well as realize substantial growth. In a
                              declining market, these securities may be harder
                              to sell, which may further depress their prices.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). The Fund's investments in ADRs, EDRs and GDRs are subject to the risk that such foreign investments may be more volatile that U.S. investments. The Fund may invest in issuers at all capitalization levels.

Special Risks of Small Capitalization Issuers

     The Fund may invest in relatively new or unseasoned companies that are in their early stages of development. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies may have greater risks because they:

     o    May have recently commenced operations

     o    May be dependent on a small number of products or services

     o    May lack substantial capital reserves

     o    Do not have proven track records

     Due to these and other factors, small capitalization companies may suffer significant losses as well as realize substantial growth. Investments in these companies tend to be volatile and therefore, speculative.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

     o To hedge against adverse changes, caused by changing stock market prices, in the market value of securities held by or to be bought for the Fund.

     o    As a substitute for purchasing or selling securities.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund's equity investment may include investment in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest a portion of its assets in shares of UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Intermediate Cap Equity Relationship Fund and UBS U.S. Small Cap Equity Relationship Fund.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0475% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS U.S. Equity Relationship Fund was known as Brinson U.S. Equity Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                  UBS U.S. Large Cap Equity Relationship Fund

                                     PART A

                                 April 29, 2003

UBS U.S. Large Cap Equity Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS
================================================================================

Investment objective          Maximize total return, consisting of capital
and goals                     appreciation and current income, while controlling
                              risk.

Performance                   Standard & Poor's 500 Stock Index. This benchmark
benchmark                     is a broad-based, capitalization weighted index
                              which includes primarily U.S. common stocks.
                              Although the benchmark has been selected as a
                              comparative measure of the securities markets in
                              which the Fund invests, the Fund may not have the
                              same performance record as the benchmark.

Principal investments         Under normal circumstances, the Fund invests at
                              least 80% of its net assets (plus borrowings for
                              investment purposes, if any) in equity securities
                              of U.S. large capitalization companies. The Fund
                              may also invest up to 20% of its net assets in
                              companies with a minimum market capitalization of
                              $1.5 billion at the time of purchase.

                              Large capitalization companies are those with a market capitalization of $6 billion or greater at the time of purchase. The Advisor may modify this definition as market conditions require. In addition, if changes in market value cause a security to move outside this level, the Fund is not required to dispose of the security.

Principal strategies          UBS Global Asset Management (Americas) Inc. is the
                              Fund's investment advisor (the "Advisor"). The
                              Advisor's investment style is singularly focused
                              on investment fundamentals. The Advisor believes
                              that investment fundamentals determine and
                              describe future cash flows that define fundamental
                              investment value. The Advisor tries to identify
                              and exploit periodic discrepancies between market
                              prices and fundamental value. These price/value
                              discrepancies are used as the building blocks for
                              portfolio construction.

                              Most of the Fund's investments will be stocks contained in the Fund's benchmark index. The
                              Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value. The Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies, or for investment purposes.
                              In selecting individual companies for investment, a team of equity professionals and security analysts utilize both quantitative and fundamental research to determine the long-term valuation of an individual security. Additionally, company visits and other sources of information are utilized to determine a company's ability to generate profit and to grow its business into the future. Some of the factors considered in the Advisor's valuation are the following:

                              o    Low market valuations measured by the
                                   Advisor's fundamental analysis and valuation models

                              o    Experienced and effective management

                              o Effective research, product development and marketing

                              o    Global competitive advantages

                              o    Future strong cash flow

                              o    Liquidity

                              o    Innovative and positive changes in
                                   management, products and strategy

                              o    Long-term focus

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove
                              to be incorrect.

Risks of equity               o    The U.S. stock market goes down.
investments
                              o    Large capitalization stocks are temporarily
                                   out of favor.

                              o An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

                              o While intermediate capitalization companies may be less volatile than small capitalization companies, they may be less well established and capitalized and their securities may be less liquid than those of large capitalization companies.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

No government                 An investment in the Fund is not a bank deposit
guarantee                     and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights,

warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

     o To hedge against adverse changes, caused by changing stock market prices, in the market value of securities held by or to be bought for the Fund.

     o    As a substitute for purchasing or selling securities.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund may invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0475% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS U.S. Large Cap Equity Relationship Fund was known as Brinson U.S. Large Capitalization Equity Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

               UBS U.S. Intermediate Cap Equity Relationship Fund

                                     PART A

                                 April 29, 2003

UBS U.S. Intermediate Cap Equity Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment objective and      Maximize total return, consisting of capital
goals                         appreciation and current income, while controlling
                              risk.

Performance benchmark         Frank Russell Mid-Cap Index. This benchmark is a
                              broad capitalization weighted index which
                              primarily includes U.S. common stocks in a defined
                              capitalization range. Although the benchmark has
                              been selected as a comparative measure of the
                              securities markets in which the Fund invests, the
                              Fund may not have the same performance record as
                              the benchmark.

Principal investments         Under normal circumstances, the Fund invests at
                              least 80% of its net assets (plus borrowings for
                              investment purposes, if any) in equity securities
                              of U.S. intermediate capitalization companies. The
                              Fund may invest up to 20% of its net assets in
                              equity securities of small or large capitalization
                              companies.

                              Intermediate capitalization companies are those with a market capitalization of between $1.5 billion and $10 billion at the time of purchase.
                              The Advisor may modify this definition as market conditions require. In addition, if changes in the market value cause a security to move outside these levels, the Fund is not required to dispose of the security.

Principal strategies          UBS Global Asset Management (Americas) Inc. is the
                              Fund's investment advisor (the "Advisor"). The
                              Advisor's investment style is singularly focused
                              on investment fundamentals. The Advisor believes
                              that investment fundamentals determine and
                              describe future cash flows that define fundamental
                              investment value. The Advisor tries to identify
                              and exploit periodic discrepancies between market
                              prices and fundamental value. These price/value
                              discrepancies are used as the building blocks for
                              portfolio construction.

                              The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value. The Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies, or for investment purposes.

                              In selecting individual companies for investment, a team of equity professionals and security analysts utilize both quantitative and fundamental research to determine the long-term valuation of an individual security. Additionally, company visits and other sources of information are utilized to determine a company's ability to generate profit and to grow its business into the future.
                              Some of the factorsconsidered in the Advisor's valuation are the following:

                              o    Low market valuations measured by the
                                   Advisor's fundamental analysis and valuation models

                              o    Experienced and effective management

                              o Effective research, product development and marketing

                              o    Global competitive advantages

                              o    Future strong cash flow

                              o    Innovative and positive changes in
                                   management, products and strategy

                              o    Long-term focus

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about the fundamental
                              values of securities acquired by the Fund may
                              prove to be incorrect.

Risks of equity investments   o    The U.S. stock market goes down.

                              o Intermediate or small capitalization stocks are temporarily out of favor.

                              o An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

                              o While intermediate capitalization companies may be less volatile than small capitalization companies, they may be less well established and capitalized and their securities may be less liquid than those of large capitalization companies.

Special risks of unseasoned   The Fund may invest in relatively new or
and small capitalization      unseasoned companies that are in their early
companies                     stages of development. Securities of unseasoned
                              companies present greater risks than securities of
                              larger, more established companies. The companies
                              may have greater risks because they:

                              o    May be dependent on a small number of
                                   products or services

                              o    May lack substantial capital reserves

                              o    Do not have proven track records

                              Small companies are often volatile and may suffer significant losses as well as realize substantial growth. In a declining market, these stocks may be harder to sell, which may further depress their prices.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher

                              percentage of its assets in any one issuer than a diversified fund.Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

     o To hedge against adverse changes in the market value of securities held by or to be bought for the Fund.

     o    As a substitute for purchasing or selling securities.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund may invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0475% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board of the Trust.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS U.S. Intermediate Cap Equity Relationship Fund was known as Brinson U.S. Intermediate Capitalization Equity Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Debt securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                     UBS U.S. Value Equity Relationship Fund

                                     PART A

                                 April 29, 2003

UBS U.S. Value Equity Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective          Maximize total return, consisting of capital
and Goals                     appreciation and current income, while controlling
                              risk.

Performance                   Russell 1000 Value Index. This benchmark is a
Benchmark                     broad-based, capitalization weighted index which
                              primarily includes U.S. common stocks. Although
                              the benchmark has been selected as a comparative
                              measure of the securities markets in which the
                              Fund invests, the Fund may not have the same
                              performance record as the benchmark.

Principal Investments         Under normal circumstances, the Fund invests at
                              least 80% of its net assets (plus borrowings for
                              investment purposes, if any) in U.S. equity
                              securities.

                              The Fund generally invests in value-oriented securities. Value-oriented securities tend to exhibit lower price-to-book and price earnings ratios, higher dividend yields and lower forecasted growth values than securities in a growth universe. The Fund may invest in equity securities of issuers in any capitalization range.

Principal Strategies          UBS Global Asset Management (Americas) Inc. is the
                              Fund's investment advisor (the "Advisor"). The
                              Advisor's investment style is singularly focused
                              on investment fundamentals. The Advisor believes
                              that investment fundamentals determine and
                              describe future cash flows that define fundamental
                              investment value. The Advisor tries to identify
                              and exploit periodic discrepancies between market
                              prices and fundamental value. These price/value
                              discrepancies are used as the building blocks for
                              portfolio construction.

                              Most of the Fund's investments will be stocks in the Fund's benchmark index. The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value. The Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies, or for investment purposes.

                              In selecting individual companies for investment, a team of equity professionals and security analysts utilize both quantitative and fundamental research to determine the long-term valuation of an individual security. Additionally, company visits and other sources of information are utilized to determine a company's ability to generate profit and to grow its business into the future. Some of the factors considered in the Advisor's valuation are the following:

                              o    Low market valuations measured by the
                                   Advisor's fundamental

                                   analysis and valuation models

                              o    Experienced and effective management

                              o Effective research, product development and marketing

                              o    Global competitive advantages

                              o    Future strong cash flow

                              o    Liquidity

                              o    Innovative and positive changes in
                                   management, products and strategy

                              o    Long-term focus

                              The Advisor also employs a disciplined review process to identify and remove from the Fund's portfolio any investments if the Advisor determines the company's stock has reached full or excessive valuation levels.

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove
                              to be incorrect.

Risks of equity               o    The U.S. stock market goes down.
investments
                              o    Value stocks are temporarily out of favor.

                              o An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

Special risks of small        Securities of small capitalization companies, and
and mid-capitalization        to a lesser extent, mid-capitalization companies,
companies                     present greater risks than securities of larger,
                              more established companies. Smaller companies are
                              often volatile and may suffer significant losses
                              as well as realize substantial growth. In a
                              declining market, these stocks may be harder to
                              sell, which may further depress their prices.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

No government                 An investment in the Fund is not a bank deposit
guarantee                     and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.


Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About The Fund's Investments

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

     o To hedge against adverse changes, caused by changing stock market prices, in the market value of securities held by or to be bought for the Fund.

     o    As a substitute for purchasing or selling securities.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund may invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0475% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS U.S. Value Equity Relationship Fund was known as Brinson U.S. Value Equity Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service.

The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                   UBS U.S. Small Cap Equity Relationship Fund

                                     PART A

                                 April 29, 2003

UBS U.S. Small Cap Equity Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment objective and      Maximize total return, consisting of capital
goals                         appreciation and current income, while controlling
                              risk.

Performance benchmark         Russell 2000 Index. This benchmark is an index
                              composed of the 2,000 smallest companies in the
                              Russell 3000 Index, which represents approximately
                              8% of the total market capitalization of the
                              Russell 3000 Index. Although the benchmark has
                              been selected as a comparative measure of the
                              securities markets in which the Fund invests, the
                              Fund may not have the same performance record as
                              the benchmark.

Principal investments         Under normal circumstances, the Fund invests at
                              least 80% of its net assets (plus borrowings for
                              investment purposes, if any) in equity securities
                              of U.S. small capitalization companies.

                              Small capitalization companies are companies with market capitalizations of $2.5 billion or less at the time of purchase. The Advisor may modify this definition as market conditions require. In addition, if changes in market value cause a security to move above this level, the Fund is not required to dispose of the security.

Principal strategies          UBS Global Asset Management (Americas) Inc., the
                              Fund's investment advisor (the "Advisor"), selects
                              for the Fund those equity securities that appear
                              to be undervalued based upon internal research and
                              proprietary valuation systems. The Advisor's
                              research focuses on several levels of analysis,
                              including understanding wealth shifts that occur
                              within the equity market and researching
                              individual companies.

                              Generally, the Advisor will select for the Fund the securities in the Fund's benchmark. However, the Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which index stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental values. The Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies, or for investment purposes.

                              In deciding whether to buy a company for the Fund, the Advisor:

                              o Quantifies its expectations of a company's ability to generate profit and to grow business into the future.

                              o Calculates an expected rate of return from the investment in order to estimate intrinsic value.

                              o Compares the estimated intrinsic value to observed market price and ranks the company against other stocks accordingly.


                              The Advisor looks for companies with the following characteristics:

                              o    Strong management teams

                              o Significant competitive strengths in growing markets

                              o    Strong financial positions

                              The Advisor attempts to identify target companies that exhibit:

                              o    Innovative management

                              o    Reasonable price-earnings multiples in
                                   relation to long-term earnings prospects

                              o    Strong balance sheets

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in the Fund or the Fund's performance may fall below other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove
                              to be incorrect.

Risks of equity investments   o    The U.S. stock market goes down.

                              o Small capitalization stocks are temporarily out of favor.

                              o An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

Special risks of unseasoned   The Fund invests primarily in relatively new or
and  small capitalization     unseasoned companies when compared to companies
companies                     included in the Standard & Poor's 500 Stock Index.
                              Securities of unseasoned companies present greater
                              risks than securities of larger, more established
                              companies. Unseasoned companies may have greater
                              risks because they:

                              o    May be dependent on a small number of
                                   products or services

                              o    May lack substantial capital reserves

                              o    Do not have proven track records

                              Small companies are often volatile and may suffer significant losses as well as realize substantial growth. In a declining market, these stocks may be harder to sell, which may further depress their prices.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.


No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

     o To hedge against adverse changes, caused by changing stock market prices or currency exchange rates, in the market value of securities held by or to be bought for the Fund.

     o    As a substitute for purchasing or selling securities.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund may invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0375% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS U.S. Small Cap Equity Relationship Fund was known as Brinson U.S. Small Capitalization Equity Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                   UBS International Equity Relationship Fund

                                     PART A

                                 April 29, 2003

UBS International Equity Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment objective and      Maximize total return, consisting of capital
goals                         appreciation and current income, while controlling
                              risk.

Performance benchmark         Morgan Stanley Capital International (MSCI) World
                              Ex USA (Free) Index ("MSCI Index"). The MSCI Index
                              is a broad, capitalization-weighted measure of
                              foreign stocks. Although the benchmark has been
                              selected as a comparative measure of the
                              securities markets in which the Fund invests, the
                              Fund may not have the same performance record as
                              the benchmark.

Principal investments         The Fund will principally invest in:

                              o Equity securities of issuers outside of the United States.

                              o Securities whose return is derived primarily from foreign instruments.

Where the Fund invests        The Fund maintains an international portfolio by
                              investing in issuers located throughout the world.
                              Under normal circumstances, the Fund invests at
                              least 80% of its net assets (plus borrowings for
                              investment purposes, if any) in equity securities.
                              The Fund may invest in equity securities of
                              issuers in any capitalization range based on
                              market conditions and in accordance with its
                              investment objective.

Principal strategies          UBS Global Asset Management (Americas) Inc. is the
                              Fund's investment advisor (the "Advisor"). The
                              Advisor's investment style is singularly focused
                              on investment fundamentals. The Advisor believes
                              that investment fundamentals determine and
                              describe future cash flows that define fundamental
                              investment value. The Advisor tries to identify
                              and exploit periodic discrepancies between market
                              prices and fundamental value. These price/value
                              discrepancies are used as the building blocks for
                              portfolio construction.

                              To implement this style, the Advisor generally purchases for the Fund securities contained in the Fund's benchmark index, the MSCI Index. The
                              Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value. The Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies, or for investment purposes.

PRINCIPAL INVESTMENT RISKS
================================================================================

                              Investors can lose money in the Fund or the Fund's performance may fall below other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove
                              to be incorrect.

Risks of equity investments   o    The stock markets where the Fund's
                                   investments are principally traded go down.

                              o An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

Special risk of small and     o    Securities of small capitalization companies,
mid-capitalization issuers         and to a lesser extent mid-capitalization
                                   companies, present greater risks than
                                   securities of larger, more established
                                   companies. Smaller companies are often
                                   volatile and may suffer significant losses as
                                   well as realize substantial growth. In a
                                   declining market, these stocks may be harder
                                   to sell, which may further depress their
                                   prices.

Foreign country risks         The values of the Fund's foreign investments may
                              go down or be very volatile because of:

                              o A decline in the value of foreign currencies relative to the U.S. dollar.

                              o    Vulnerability to economic downturns and
                                   instability due to undiversified economies;
                                   trade imbalances; inadequate infrastructure;
                                   heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms.

                              o    Adverse governmental actions such as
                                   nationalization or expropriation of property;
                                   confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.

                              o Political and social instability, war and civil unrest.

                              o    Less liquid and efficient securities markets;
                                   higher transaction costs; settlement delays;
                                   lack of accurate publicly available
                                   information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.


No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. The Fund may invest in issuers of any size.

Management of Currency Exposure

     The Fund's allocation among different currencies will be identical to that of its benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when, based on the Advisor's research, the Advisor believes that currency prices deviate from their fundamental values. As described below, the Fund may use derivatives to manage its currency exposure.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes, caused by changing stock market prices or currency exchange rates, in the market value of securities held by or to be bought for the Fund.

o    As a substitute for purchasing or selling securities.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; foreign forward currency contracts or forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund may invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest its assets in emerging market investments by purchasing shares of UBS Emerging Markets Equity Relationship Fund.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.09% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS International Equity Relationship Fund was known as Brinson International Equity Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The Fund will also calculate its net asset value as of 4:00 p.m. Eastern time on weekdays when the Fund is open for business. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Assset Management

                             UBS RELATIONSHIP FUNDS

                   UBS Emerging Markets Debt Relationship Fund
                  UBS Emerging Markets Equity Relationship Fund

                                     PART A

                                 April 29, 2003

UBS Emerging Markets Equity Relationship Fund and UBS Emerging Markets Debt Relationship Fund (the "Funds") issue beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. Each Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of either Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Funds' shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

                                 UBS Emerging Markets Debt      UBS Emerging Markets Equity
                                     Relationship Fund               Relationship Fund

Investment objective and      To maximize total return, consisting of capital appreciation
goals                         and current income, while controlling risk.

Performance benchmark         J.P. Morgan Emerging Markets     Morgan Stanley Capital
                              Bond Index Global. This          International Emerging Markets
                              benchmark tracks total returns   (Free) Index (MSCI-EMF).
                              for U.S. dollar-denominated      MSCI-EMF is a market
                              debt instruments issued by       capitalization weighted index
                              emerging market sovereign and    which captures 60% of a
                              quasi-sovereign entities:        country's total capitalization
                              Brady bonds, loans and           while maintaining the overall
                              Eurobonds.                       risk structure of the market.

                              Although each benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as its
                              benchmark.

Principal investments         Under normal circumstances,      Under normal circumstances,
                              the Fund invests at least 80%    the Fund invests at least 80%
                              of its net assets (plus          of its net assets (plus
                              borrowings for investment        borrowings for investment
                              purposes, if any) in debt        purposes, if any) in equity
                              securities and derivative        securities that are tied
                              instruments related thereto      economically to emerging
                              that are tied economically to    market countries.
                              emerging market countries.
                                                               Securities tied economically
                              Securities tied economically     to emerging market countries
                              to emerging market countries     include securities on which
                              include debt securities issued   the return is derived from
                              by governments,                  issuers in emerging market
                              government-related entities      countries, such as equity swap
                              (including participations in     contracts and equity swap
                              loans between governments and    index contracts.
                              financial institutions),
                              corporations and entities        The Fund may invest up to 20%
                              organized to restructure         of its net assets in the same
                              outstanding debt of issuers in   types of securities that UBS
                              emerging markets and             Emerging Markets Debt
                              instruments whose return is      Relationship Fund may
                              derived from any of the          purchase, including higher
                              foregoing.                       risk, below investment grade
                                                               securities.
                              The Fund may invest without
                              limit in higher risk, below
                              investment grade securities.

                                 UBS Emerging Markets Debt      UBS Emerging Markets Equity
                                     Relationship Fund               Relationship Fund

                              Maturity: Individual
                              securities may be of any
                              maturity.

Where the Funds invest        In issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East.

What is an emerging           A country defined as an emerging or developing economy by any
market?                       of the World Bank, the International Finance Corporation or the
                              United Nations or its authorities. The countries included in this definition will change over time.

What is an emerging           A security issued by a government or other issuer that, in the
market security?              opinion of the Funds' investment advisor, has one or more of the following characteristics:

                              o    The security's principal trading market is an emerging
                                   market.

                              o    At least 50% of the issuer's revenue is generated from
                                   goods produced or sold, investments made, or services
                                   performed in emerging market countries.

                              At least 50% of the issuer's assets are located in emerging market countries.

Principal strategies          UBS Global Asset Management (Americas) Inc. is the Funds'
                              investment advisor (the "Advisor"). The Advisor's investment style is singularly focused on investment fundamentals. The
                              Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic
                              discrepancies between market prices and fundamental value.
                              These price/value discrepancies are used as the building blocks for portfolio construction.

                              To implement this style, the Advisor purchases for each Fund those securities (generally contained in the Fund's benchmark)
                              that appear to be underpriced relative to their fundamental values. The Advisor attempts to identify and exploit
                              discrepancies between market price and fundamental value by analyzing investment fundamentals that determine future cash flows. The Fund may, but is not required to, invest in
                              derivative contracts in conjunction with hedging strategies, or for investment purposes.

                              In selecting individual securities for investment, the Advisor considers:

                                 UBS Emerging Markets Debt      UBS Emerging Markets Equity
                                     Relationship Fund               Relationship Fund

                              o    Current credit quality      o    A company's potential
                                   and possible credit              cash generation
                                   upgrades or downgrades
                                                               o    Above average long-term
                              o    Interest rate exposure           earnings outlook

                              o    Narrowing or widening of    o    Expected sustainable
                                   spreads between sectors,         return on investments
                                   securities of different
                                   credit qualities or         o    Expected sustainable
                                   securities of different          growth rates
                                   maturities
                                                               o    Stock prices versus a
                                                                    company's asset or
                                                                    franchise values

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in a Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of each Fund.

                                 UBS Emerging Markets Debt      UBS Emerging Markets Equity
                                     Relationship Fund               Relationship Fund

Management risk               The Advisor's judgments about the fundamental value of
                              securities acquired by a Fund may prove to be incorrect.

Risks of equity investments   o    The stock markets where investments are principally traded
(UBS Emerging Markets              may go down, or go down more than the U.S. or other
Equity Relationship Fund           developed countries' markets.
only)
                              o    An adverse event, such as negative press reports about a
                                   company may depress the value of the company's stock.

                              o    Securities of small capitalization companies present
                                   greater risks than securities of larger, more established
                                   companies.

Risks of fixed income         o    Interest rates in emerging market countries may vary, or
investments                        rates may move faster than in the U.S. and other developed markets. If interest rates rise, the prices of fixed
                                   income securities may fall. Generally, the longer the
                                   maturity of a fixed income security, the greater its
                                   sensitivity to changes in interest rates. This is known as interest rate risk.

                              o    The issuer of a fixed income security may default on its
                                   obligation to pay principal or interest, may have its
                                   credit rating downgraded by a rating organization or may
                                   be perceived by the market to be less creditworthy.
                                   Lower-rated bonds are more likely to be subject to an
                                   issuer's default than investment grade (higher-rated)
                                   bonds. This is known as credit risk.

                              o    As a result of declining interest rates, the issuer of a
                                   security may exercise its right to prepay principal
                                   earlier than scheduled, forcing the Fund to reinvest in
                                   lower yielding securities. This is known as

                                 UBS Emerging Markets Debt      UBS Emerging Markets Equity
                                     Relationship Fund               Relationship Fund

                                   call or prepayment risk.

                              o    When interest rates are rising, the average life of
                                   securities backed by debt obligations is extended because
                                   of slower than expected payments. This will lock in a
                                   below-market interest rate, increase the security's
                                   duration and reduce the value of the security. This is
                                   known as extension risk.

Foreign country and           The values of a Fund's foreign and emerging market investments
emerging market               may go down or be very volatile because of:
risks

                              o    A decline in the value of foreign currencies relative to
                                   the U.S. dollar.

                              o    Vulnerability to economic downturns and instability due to undiversified economies; trade imbalances; inadequate
                                   infrastructure; heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political
                                   support for economic reforms.

                              o    Adverse governmental actions, such as nationalization or
                                   expropriation of property; confiscatory taxation; currency devaluations, interventions and controls; asset transfer
                                   restrictions; restrictions on investments by non-citizens;
                                   arbitrary administration of laws and regulations; and
                                   unilateral repudiation of sovereign debt.

                              o    Political and social instability, war and civil unrest.

                              o    Less liquid and efficient securities markets; higher
                                   transaction costs; settlement delays; lack of accurate
                                   publicly available information and uniform financial
                                   reporting standards; difficulty in pricing securities and
                                   monitoring corporate actions; and less effective
                                   governmental supervision.

Derivatives risk              The risk that a Fund's investments in derivatives may rise or fall more rapidly than other investments.

Non-diversification           The Funds are non-diversified, which means that each Fund can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify each
                              Fund's losses from adverse events affecting a particular
                              issuer.

No government guarantee       An investment in a Fund is not a bank deposit and is not
                              insured or guaranteed by the Federal Deposit Insurance
                              Corporation or any other government agency.

Fluctuating value             The value of your investment in the Funds may fluctuate.

More About the Funds' Investments

Equity Securities

     Equity securities in which the UBS Emerging Markets Equity Relationship Fund may invest include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. The Emerging Markets Equity Relationship Fund may invest in equity participation notes on permissible equity securities, provided that the notes are unleveraged and the counterparties are limited to financial institutions rated at least A1 by Standard & Poor's Ratings Group or P1 by Moody's Investors Service, Inc. The UBS Emerging Markets Equity Relationship Fund may invest in issuers at all capitalization levels.

Fixed Income Securities

     In selecting fixed income securities for each Fund's portfolio, the Advisor looks for securities that provide both a high level of current income and the potential for capital appreciation due to a perceived or actual improvement in the creditworthiness of the issuer. Each Fund may invest in all types of fixed income securities of issuers from all countries, including emerging markets. These include:

     o Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

     o Participations in loans between emerging market governments and financial institutions.

     o Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

     o Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

     o    Brady Bonds.

     o Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.

     o Fixed income securities issued by supranational entities such as the World Bank. (A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)

     Fixed income securities purchased by a Fund may be denominated or have coupons payable in any currency and may be of any maturity or duration. Each Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay in kind and auction rate features. These fixed income securities may include:

     o    bills, notes and bonds

     o    government agency and privately issued mortgage-backed securities

     o    collateralized mortgage and bond obligations

     o    asset-backed securities

     o    structured notes and leveraged derivative securities

     o    convertible securities

     o    zero coupon securities

     o    pay-in-kind and when-issued securities

     o    preferred stock and trust certificates

     o    participations in loans made by financial institutions

     o    repurchase and reverse repurchase agreements

     The UBS Emerging Markets Equity Relationship Fund may invest up to 20% of its net assets and the UBS Emerging Markets Debt Relationship Fund may invest substantially all of its assets in U.S. and non-U.S. dollar denominated, fixed income securities that are higher risk, below investment grade securities rated by a nationally recognized statistical rating organization below its top four long-term rating categories or determined by the Advisor to be of comparable quality. Below investment grade securities are commonly known as "junk bonds." The issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of these securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Below investment grade securities may become illiquid and hard to value in down markets.

Management of Currency Exposure

     Each Fund's allocation among different currencies will be identical to that of its benchmark index. However, each Fund may actively depart from this normal currency allocation when, based on the Advisor's research, the Advisor believes that currency prices deviate from their fundamental values. As described below, each Fund may use derivatives to manage its currency exposure.

Derivative Contracts

     Each Fund may, but is not required to, use derivative contracts for any of the following purposes:

     o To hedge against adverse changes, caused by changing interest rates, stock market prices or currency exchange rates, in the market value of securities held by or to be bought for a Fund.

     o    As a substitute for purchasing or selling securities.

     o To shorten or lengthen the effective maturity or duration of a Fund's fixed income portfolio.

     A derivative contract will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts, if it is leveraged, can have a big impact on a portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     Each Fund may invest a portion of its assets in securities of other series offered by the Trust. Each Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, each Fund may depart from its principal investment strategies by taking temporary defensive positions. Each Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, a Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     Each Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if a Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap each Fund's total operating expenses at 0.50% of each Fund's average net assets. The Advisor may discontinue these expense limitations at any time.

     Investment decisions for the Funds are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     Neither UBS Emerging Markets Equity Relationship Fund nor UBS Emerging Markets Debt Relationship Fund currently intends to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, neither Fund is subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of a Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on a Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from a Fund. In general, distributions of money by a Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. Neither Fund, however, currently intends to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of either Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in a Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in either Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in a Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that either Fund borrows money to acquire property or invests in assets that produce UBTI.

     Neither Fund will be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Funds, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS Emerging Markets Equity Relationship Fund and UBS Emerging Markets Debt Relationship Fund were known as Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund, respectively.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Funds are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in a Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of each Fund may be purchased directly by eligible Investors at the respective net asset value next determined after receipt of the order in proper form by the Trust plus the applicable transaction charge described below. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Funds.

     At the discretion of a Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Transaction Charges

     Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge on all purchases equal to 1.50% of the net asset value of purchases of the Fund's shares. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge upon redemption of the Fund's shares equal to 1.50% of the net asset value of the redeemed shares.

     Investors in UBS Emerging Markets Debt Relationship Fund are subject to a transaction charge on all purchases equal to 0.50% of the net asset value of purchases of the Fund's shares. There is no transaction charge for redeeming shares of UBS Emerging Markets Debt Relationship Fund.

     Shares of each Fund are sold at net asset value plus the applicable transaction charge. Redemption requests for UBS Emerging Markets Equity Relationship Fund are paid at net asset value less the transaction charge. The proceeds of the transaction charges are retained by the Funds to offset trading costs associated with purchases and redemptions.

     Purchases of shares by other series of the Trust investing in UBS Emerging Markets Equity Relationship Fund or in UBS Emerging Markets Debt Relationship Fund are subject to a transaction charge as set forth above. Redemptions of shares owned by other series of the Trust investing in UBS Emerging Markets Equity Relationship Fund are not subject to a transaction charge. Purchases and redemptions made in-kind with securities are not subject to the transaction charge.

Net Asset Value

     The net asset value of each Fund is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and a Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share of each Fund is computed by adding the value of all securities and other assets in each Fund's portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of each Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that a Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by each Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of each Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of each Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. Each Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that a Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. Each Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Funds' shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of either Fund without charge (except as noted below) on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests for UBS Emerging Markets Equity Relationship Fund are paid at net asset value less a transaction charge equal to 1.50% of the net asset value of the redeemed shares. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. Each Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If a Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                      UBS U.S. Core Plus Relationship Fund

                                     PART A

                                 April 29, 2003

UBS U.S. Core Plus Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Investment objective and      Maximize total return, consisting of capital
goals                         appreciation and current income, while controlling
                              risk.

Performance benchmark         Lehman U.S. Aggregate Index. This benchmark is an
                              unmanaged index of investment grade fixed-rate
                              debt issues, including corporate, government,
                              mortgage-backed and asset-backed securities with
                              maturities of at least one year. Although the
                              benchmark has been selected as a comparative
                              measure of the securities markets in which the
                              Fund invests, the Fund may not have the same
                              performance record as the benchmark.

Principal investments         The Fund invests mainly in a broad range of
                              investment grade fixed income securities,
                              including corporate, government, mortgage-backed
                              and asset-backed securities. Under normal
                              circumstances, the Fund invests at least 80% of
                              its net assets (plus borrowings for investment
                              purposes, if any) in U.S. fixed income securities
                              of investment grade quality.

                              The Fund may invest up to 20% of its net assets in any combination of high yield securities, emerging market fixed income securities and fixed income securities of foreign issuers, including foreign governments. Depending on its assessment of market conditions, UBS Global Asset Management (Americas)
                              Inc. (the "Advisor") may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

                              Credit Quality: The Fund invests mainly in investment grade fixed income securities but may invest up to 20% of its net assets in high yield, below investment grade fixed income securities of all types. These securities are commonly known as "junk bonds."

                              Maturity/Duration: The Fund normally invests in securities with an initial maturity of greater than one year.

Principal strategies          The Advisor's investment style is focused on
                              investment fundamentals. The Advisor believes that
                              investment fundamentals determine and define
                              investment value. Market prices tend to be more
                              volatile than fundamental value, and the Advisor
                              seeks to identify and exploit these periodic
                              differences.

                              The Advisor considers many factors, in addition to maturity and current yield, in the evaluation of fixed income securities, including: duration management, yield curve analysis, sector selection, security selection and asset allocation. The Advisor employs a top-down strategy, including duration targets and sector allocations incorporating macroeconomic input. The
                              Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies.


PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in the Fund or the Fund's performance may fall below other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about asset allocation or
                              the fundamental value of securities acquired by
                              the Fund may prove to be incorrect.

Risks of fixed income         o    Interest rates in countries where the Fund's
investments                        investments are principally traded may vary.
                                   If interest rates rise, the prices of fixed
                                   income securities in the Fund's portfolio may
                                   fall. Generally, the longer the maturity of a
                                   fixed income security, the greater its
                                   sensitivity to changes in interest rates.
                                   This is known as interest rate risk.

                              o The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade
                                   (higher-rated) bonds. This is known as credit risk.

                              o As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              o When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Foreign country risks         Many foreign countries in which the Fund may
                              invest have markets that are less liquid and more
                              volatile than markets in the U.S. In some foreign
                              countries, less information is available about
                              foreign issuers and markets because of less
                              rigorous accounting and regulatory standards than
                              in the U.S. Currency fluctuations could erase
                              investment gains or add to investment losses. The
                              risk of investing in foreign securities is greater
                              in the case of emerging markets.

Derivatives Risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Fixed Income Securities

     Fixed income securities purchased by the Fund may be U.S. dollar and non-U.S. dollar denominated, may have coupons payable in any currency and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay in kind and auction rate features. The Fund's non-U.S. dollar denominated fixed income securities will typically be invested in securities issued by governments, governmental entities, supranational issuers and corporations. These fixed income securities may include:

     o    bills, notes and bonds

     o    government agency and privately issued mortgage-backed securities

     o    collateralized mortgage and bond obligations

     o    real estate mortgage conduits

     o    asset-backed securities

     o    structured notes and leveraged derivative securities

     o    convertible securities

     o    preferred stock and trust certificates

     o    participations in loans made by financial institutions

     o    repurchase agreements

     o    Eurodollar securities

     o    Brady bonds

Credit Quality

     Securities are investment grade if, at the time of purchase:

     o They are rated in one of the top four long-term rating categories of a nationally recognized

     o    statistical rating organization.

     o    They have received a comparable short-term or other rating.

     o They are unrated securities that the Advisor believes are of comparable quality.

     The issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of below investment grade securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Below investment grade securities may become illiquid and hard to value in down markets. The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts to hedge against adverse changes, caused by changing interest rates or currency exchange rates, in the market value of securities held by or to be bought for the Fund.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate and currency swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund may invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest that portion of its assets allocated to emerging market investments by purchasing shares of UBS Emerging Markets Debt Relationship Fund.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0875% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS U.S. Core Plus Relationship Fund was known as Brinson Bond Plus Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities will be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS Relationship Funds

                         UBS U.S. Bond Relationship Fund

                                     PART A

                                 April 29, 2003

UBS U.S. Bond Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment objective          Maximize total return, consisting of capital
and goals                     appreciation and current income, while controlling
                              risk.

Performance benchmark         Lehman U.S. Aggregate Index. The benchmark is an
                              unmanaged index of investment grade fixed-rate
                              debt issues, including corporate, government,
                              mortgage-backed and asset-backed securities with
                              maturities of at least one year. Although the
                              benchmark has been selected as a comparative
                              measure of the securities markets in which the
                              Fund invests, the Fund may not have the same
                              performance record as the benchmark.

Principal investments         Under normal circumstances, the Fund invests at
                              least 80% of its net assets (plus borrowings for
                              investment purposes, if any) in U.S. fixed income
                              securities.

                              Credit quality: The Fund will invest only in investment grade securities.

                              Maturity/duration: The Fund will invest in fixed income securities with an initial maturity of over one year.

Principal strategies          UBS Global Asset Management (Americas) Inc., the
                              Fund's investment advisor (the "Advisor"), uses an
                              investment style focused on investment
                              fundamentals. The Advisor believes that investment
                              fundamentals determine and define investment
                              value. Market prices tend to be more volatile than
                              fundamental value, and the Advisor seeks to
                              identify and exploit these periodic differences.

                              The Advisor considers many factors, in addition to maturity and current yield, in the evaluation of fixed income securities, including: duration management, yield curve analysis, sector selection, security selection and asset allocation. The Advisor employs a top-down strategy, including duration targets and sector allocations incorporating macroeconomic input. The
                              Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies, or for investment purposes.

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in the Fund or the Fund's performance may fall below other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove
                              to be incorrect.

Risks of fixed income         o    Interest rates may vary. If interest rates
investments                        rise, the prices of fixed income securities
                                   in the Fund's portfolio may fall. Generally,
                                   the

                                   longer the maturity of a fixed income
                                   security, the greater its sensitivity to changes in interest rates. This is known as interest rate risk.

                              o The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade
                                   (higher-rated) bonds. This is known as credit risk.

                              o As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              o When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Fixed Income Securities

     The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include, but are not limited to:

     o    bills, notes and bonds

     o    government agency and privately issued mortgage-backed securities

     o    collateralized mortgage and bond obligations

     o    real estate mortgage conduits

     o    asset-backed securities

     o    derivative securities

     o    convertible securities

     o    when-issued securities

     o    Eurodollar securities

     o    repurchase agreements

Credit Quality

     Securities are investment grade if, at the time of purchase:

     o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

     o    They have received a comparable short-term or other rating.

     o They are unrated securities that the Advisor believes are of comparable quality.

     The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

     o To hedge against adverse changes, caused by changing interest rates, in the market value of securities held by or to be bought for the Fund.

     o    As a substitute for purchasing or selling securities.

     o To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, or index. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund is permitted to invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series of the Trust only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income
                                      A-4
securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0475% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of
                                      A-5
whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS U.S. Bond Relationship Fund was known as Brinson U.S. Bond Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Trust's Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange, that trades on weekends or other days when the Fund does not price its shares. Changes in value of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                      UBS Short Duration Relationship Fund

                                     PART A

                                 April 29, 2003

UBS Short Duration Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================
Investment Objective          Maximize total return, consisting of capital
and Goals                     appreciation and current income, while controlling
                              risk.

Performance Benchmark         The Fund's benchmark is the Merrill Lynch 1-3 Year
                              U.S. Treasury Index. Although the benchmark has
                              been selected as a comparative measure of the
                              securities markets in which the Fund invests, the
                              Fund may not have the same performance record as
                              the benchmark.

Principal Investments         The Fund will normally invest at least 80% of its
                              net assets (plus borrowings for investment
                              purposes, if any) in fixed income securities.

                              Credit quality: The Fund will invest in fixed income securities that are rated A- to A3 at the time of purchase.

                              Duration: The Fund will maintain a duration of 3 years or less.

Principal Strategies          UBS Global Asset Management (Americas) Inc., the
                              Fund's investment advisor (the "Advisor"), uses an
                              investment style that is singularly focused on
                              investment fundamentals. The Advisor believes that
                              investment fundamentals determine and describe
                              future cash flows that define fundamental
                              investment value. The Advisor tries to identify
                              and exploit periodic discrepancies between market
                              prices and fundamental value. These price/value
                              discrepancies are used as the building blocks for
                              portfolio construction. The Fund may, but is not
                              required to, invest in derivative contracts in
                              conjunction with hedging strategies, or for
                              investment purposes.

                              The Fund may invest in all types of fixed income securities of U.S. issuers. The Advisor emphasizes those fixed income market sectors and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

                              o    Available yields

                              o    Potential for capital appreciation

                              o Current credit quality as well as possible credit upgrades or downgrades

                              o Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

                              o    For mortgage-related and asset-backed
                                   securities, anticipated changes in average prepayment rates

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in the Fund or the Fund's performance may fall below other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove
                              to be incorrect.

Risks of fixed income         o    U.S. interest rates may vary. If interest
investments                        rates rise, the prices of fixed income
                                   securities in the Fund's portfolio may fall.
                                   Generally, the longer the maturity of a fixed
                                   income security, the greater its sensitivity
                                   to changes in interest rates. This is known
                                   as interest rate risk.

                              o The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade
                                   (higher-rated) bonds. This is known as credit risk.

                              o As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              o When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Fixed Income Securities

     Fixed income securities purchased by the Fund will be U.S. dollar denominated or have coupons payable in U.S. dollars. The Fund may invest in all types of fixed income securities of U.S. and non-U.S. issuers. The Fund's investments will represent a range of maturities and sectors. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, variable rate, floating rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

     o    bills, notes and bonds

     o    government agency and privately issued mortgage-backed securities

     o    collateralized mortgage and bond obligations

     o    collateralized mortgage-backed securities

     o    asset-backed securities

     o    leveraged derivative securities

     o    convertible securities

     o    when-issued securities

     o    repurchase agreements

     o    Eurodollar securities

     o    corporate securities

     o securities issued by supranational organizations and sovereign governments

Credit Quality

     Securities are eligible for purchase by the Fund if, at the time of purchase:

     o They are rated A- to A3 or its equivalent by a nationally recognized statistical rating organization.

     o    They have received an equivalent short-term or other rating.

     o They are unrated securities that the Advisor believes are of equivalent quality.

     The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

     o To hedge against adverse changes, caused by changing interest rates, in the market value of securities held by or to be bought for the Fund.

     o    As a substitute for purchasing or selling securities.

     o To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security or index. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     Although the Fund will not ordinarily invest in equity securities, it is permitted to invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series of the Trust only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of the Fund's assets in money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0475% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS Short Duration Relationship Fund was known as Brinson Short Duration Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

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Global Asset Management

                             UBS RELATIONSHIP FUNDS

                      UBS Enhanced Yield Relationship Fund

                                     PART A

                                 April 29, 2003

UBS Enhanced Yield Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment                    Maximize total return, consisting of capital
Objective and Goals           appreciation and current income, while controlling
                              risk.

Performance                   Salomon Smith Barney 1 Year Treasury Bill Rate.
Benchmark                     Although the benchmark has been selected as a
                              comparative measure of the securities markets in
                              which the Fund invests, the Fund may not have the
                              same performance record as the benchmark.

Principal                     The Fund will normally invest at least 80% of its
Investments                   net assets (plus borrowings for investment
                              purposes, if any) in fixed income securities.

                              Credit quality: The Fund will invest only in investment grade securities and may invest in securities rated as low as BBB- at time of purchase (or, if unrated, deemed to be of equivalent quality). The Fund will maintain an average portfolio quality of A or better.

                              Maturity/Duration: The Fund will normally have a maximum weighted average maturity of 5 years. The duration of the Fund will generally range from .5 to 2 times the duration of the Salomon Smith
                              Barney 1 Year Treasury Bill Rate. As of March 31,
                              2003, the duration of the Salomon Smith Barney 1
                              Year Treasury Bill Rate was 0.986 years.

Principal Strategies          UBS Global Asset Management (Americas) Inc. (the
                              "Advisor") uses an investment style that is
                              singularly focused on investment fundamentals. The
                              Advisor believes that investment fundamentals
                              determine and describe future cash flows that
                              define fundamental investment value. The Advisor
                              tries to identify and exploit periodic
                              discrepancies between market prices and
                              fundamental value. These price/value discrepancies
                              are used as the building blocks for portfolio
                              construction.

                              The Fund may invest in all types of fixed income securities of U.S. issuers. The Advisor emphasizes those fixed income market sectors and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. The Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies, or for investment purposes. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

                              o Available yields

                              o Potential for capital appreciation

                              o Current credit quality as well as possible credit upgrades or downgrades

                              o Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

                              o For mortgage-related and asset-backed
                              securities, anticipated changes in average prepayment rates

PRINCIPAL INVESTMENT RISKS
================================================================================

                              Investors can lose money in the Fund or the Fund's performance may fall below other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove
                              to be incorrect.

Risks of fixed                o U.S. interest rates may vary. If interest rates
income investments            rise, the prices of fixed income securities in the
                              Fund's portfolio may fall. Generally, the longer
                              the maturity of a fixed income security, the
                              greater its sensitivity to changes in interest
                              rates. This is known as interest rate risk.

                              o The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher-rated) bonds. This is known as credit risk.

                              o As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
                              This is known as call or prepayment risk.

                              o When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected payments.
                              This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

No government                 An investment in the Fund is not a bank deposit
guarantee                     and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Fixed Income Securities

     Fixed income securities purchased by the Fund will be U.S. dollar denominated or have coupons payable in U.S. dollars. The Fund may invest in all types of fixed income securities of U.S.

and non-U.S. issuers. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, variable rate, floating rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

o    bills, notes and bonds

o    government agency and privately issued mortgage-backed securities

o    collateralized mortgage and bond obligations

o    collateralized mortgage-backed securities

o    asset-backed securities

o    leveraged derivative securities

o    convertible securities

o    when-issued securities

o    repurchase agreements

o    Eurodollar securities

o    corporate securities

o    securities issued by supra-national organizations and sovereign governments

Credit Quality

     Securities are investment grade if, at the time of purchase:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

o    They have received an equivalent short-term or other rating.

o They are unrated securities that the Advisor believes are of comparable quality.

     The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes caused by changing interest rates in the market value of securities held by or to be bought for the Fund.

o    As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security or index. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     Although the Fund will not ordinarily invest in equity securities, it is permitted to invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series of the Trust only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of the Fund's assets in money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31,2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0475% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

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Global Asset Management

                             UBS RELATIONSHIP FUNDS

                        UBS Short-Term Relationship Fund

                                     PART A

                                 April 29, 2003

UBS Short-Term Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================
Investment objective          Maximize total return, consisting of capital
and goals                     appreciation and current income, while controlling
                              risk.

Performance                   The Fund's benchmark is the Salomon Smith Barney
benchmark                     1-Month Treasury Bill Rate. The Index consists of
                              the last one-month Treasury Bill issue, and
                              measures monthly return equivalents of yield
                              averages that are not marked-to-market. Although
                              the benchmark has been selected as a comparative
                              measure of the securities markets in which the
                              Fund invests, the Fund may not have the same
                              performance record as the benchmark.

Principal investments         The Fund will normally invest at least 80% of its
                              net assets (plus borrowings for investment
                              purposes, if any) in short-term fixed income
                              securities. The Fund may also invest in master
                              notes, repurchase agreements and reverse
                              repurchase agreements.

                              Credit quality: The Fund may invest in securities rated investment grade at the time of purchase
                              (those rated investment grade in the short-term rating categories of a nationally recognized statistical rating organization, or unrated securities deemed to be of equivalent quality).
                              Investments in long-term notes and bonds must be rated at least BBB- or Baa3, at the time of purchase, or if unrated, be deemed to be of equivalent quality.

                              Maturity: The Fund will maintain a dollar weighted average maturity of 90 days or less.

                              The Fund may invest in all types of fixed income securities, including:

                              o Fixed income securities issued by corporate issuers, banks and finance companies

                              o Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions, including loan participations

                              o Fixed income securities issued by government owned, controlled or sponsored entities, or supranational entities, such as the World
                                   Bank or the European Economic Community

Principal strategies          UBS Global Asset Management (Americas) Inc. is the
                              Fund's investment advisor (the "Advisor"). The
                              Advisor actively manages the Fund by using a
                              fundamental value-based process. This involves
                              identifying fixed income securities that appear to
                              be temporarily underpriced relative to their value
                              and attractiveness. The Advisor also compares the
                              relative yields and risk characteristics of
                              various obligations. In selecting individual
                              securities, the Advisor considers many factors,
                              including maturity, current yield, interest rate
                              sensitivity, credit quality, yield curve

                              analysis and individual issue selection.

                              The Advisor attempts to enhance the long-term
                              return and risk performance of the Fund by:

                              o    Actively managing portfolio maturity
                                   structure

                              o    Emphasizing careful security selection,
                                   credit risk management and efficient
                                   execution of transactions

PRINCIPAL INVESTMENT RISKS
================================================================================
Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove
                              to be incorrect.

Risks of fixed income         o    U.S. interest rates may vary. If interest
investments                        rates rise, the prices of fixed income
                                   securities in the Fund's portfolio may fall.
                                   Generally, the longer the maturity of a fixed
                                   income security, the greater its sensitivity
                                   to changes in interest rates. This is known
                                   as interest rate risk.

                              o The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade
                                   (higher-rated) bonds. This is known as credit risk.

                              o As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              o When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

No government                 An investment in the Fund is not a bank deposit
guarantee                     and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Fixed Income Securities

     Fixed income securities purchased by the Fund will be U.S. dollar denominated or have coupons payable in U.S. dollars. The Fund may invest in fixed income securities of U.S. and non-U.S. issuers. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, and when-issued features. These fixed income securities may include:

     o    demand notes

     o    government agency and privately issued mortgage-backed securities

     o    collateralized mortgage and bond obligations

     o    collateralized mortgage-backed securities

     o    asset-backed securities

     o    bank instruments

     o    master notes and funding agreements

     o    convertible securities

     o    repurchase agreements and reverse repurchase agreements

     o    corporate securities, including commercial paper

     o    when-issued securities

     o    Eurodollar securities

     o    securities issued by supranational entities and sovereign governments

Credit Quality

     Securities are investment grade if, at the time of purchase:

     o They are rated in one of the top four short-term rating categories of a nationally recognized statistical rating organization.

     o They are long-term notes or bonds that are rated at least BBB- or Baa3.

     o They are unrated securities that the Advisor believes are of equivalent quality.

     The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker

Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0875% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS Short-Term Relationship Fund was known as Brinson Short-Term Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein, but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

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Global Asset Management

                             UBS RELATIONSHIP FUNDS

       UBS U.S. Treasury Inflation Protected Securities Relationship Fund

                                     PART A

                                 April 29, 2003

UBS U.S. Treasury Inflation Protected Securities Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and      Maximize total return, consisting of capital
Goals                         appreciation and current income, while controlling
                              risk.

Performance Benchmark         Salomon Smith Barney Inflation Linked Securities
                              Index. The benchmark is a broad-based index
                              comprised of U.S. Treasury securities that
                              measures the return of debentures with fixed rate
                              coupon payments that adjust for inflation as
                              measured by the Consumer Price Index. Although the
                              benchmark has been selected as a comparative
                              measure of the securities markets in which the
                              Fund invests, the Fund may not have the same
                              performance record as the benchmark.

Principal Investments         Under normal circumstances, the Fund invests at
                              least 80% of its net assets (plus borrowings for
                              investment purposes, if any) in Treasury Inflation
                              Protected Securities ("TIPS") issued by the U.S.
                              Treasury. The Fund may also invest up to 20% of
                              its net assets in fixed income securities issued
                              by U.S. corporations and the U.S. government, its
                              agencies and its instrumentalities. The Fund may,
                              but is not required to, invest in derivative
                              contracts in conjunction with hedging strategies,
                              or for investment purposes.

                              Credit quality: The Fund will invest only in investment grade securities.

                              Maturity: UBS Global Asset Management (Americas)
                              Inc., the Fund's investment advisor (the
                              "Advisor"), does not manage the Fund with a target maturity or duration. The Fund's securities may be of any maturity.

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in the Fund or the Fund's performance may fall below other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove
                              to be incorrect.

Risks of fixed income         o    U.S. interest rates may vary. If interest
investments                        rates rise, the prices of fixed income
                                   securities in the Fund's portfolio may fall.
                                   This is known as interest rate risk.

                              o The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade
                                   (higher-rated) bonds. This is known as credit risk.

                              o As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding
                                   securities. This is known as call or
                                   prepayment risk.

                              o When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Treasury Inflation Protected Securities

     TIPS are securities issued by the U.S. Treasury designed to provide investors a long-term vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed while the principal value rises or falls based on changes in a published Consumer Price Index. If inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.

Fixed Income Securities

     Fixed income securities purchased by the Fund will be U.S. dollar denominated or have coupons payable in U.S. dollars. The Fund may invest in all types of fixed income securities of U.S. issuers. The Fund's investments will represent a range of maturities, credit qualities and sectors. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, variable rate, floating rate, inflation-indexed, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

     o    bills, notes and bonds

     o    government agency and privately issued mortgage-backed securities

     o    collateralized mortgage and bond obligations

     o    asset-backed securities

     o    leveraged derivative securities

     o    convertible securities

     o    when-issued securities

     o    repurchase agreements

Credit Quality

     Securities are investment grade if, at the time of purchase:

     o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization

     o    They have received a comparable short-term or other rating

     o They are unrated securities that the Advisor believes are of comparable quality

     The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

     o To hedge against adverse changes caused by changing interest rates in the market value of securities held by or to be bought for the Fund.

     o    As a substitute for purchasing or selling securities.

     o To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     Although the Fund will not ordinarily invest in equity securities, it is permitted to invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series of the Trust only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of the Fund's assets in money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0475% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS U.S. Treasury Inflation Protected Securities Relationship Fund was known as Brinson U.S. Treasury Inflation Protected Securities Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                UBS U.S. Cash Management Prime Relationship Fund

                                     PART A

                                 April 29, 2003

UBS U.S. Cash Management Prime Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment objective     Maximize current income consistent with liquidity and
and goals                the preservation of capital. The Fund seeks to maintain
                         a stable $1 share price.

Performance benchmark    Salomon Smith Barney 1 Month Treasury Bill Rate.
                         Although the benchmark has been selected as a
                         comparative measure of the securities markets in which
                         the Fund invests, the Fund may not have the same
                         performance record as the benchmark.

Rating The Fund has been rated in the highest rating category by two nationally recognized statistical rating organizations.

Principal investments    The Fund may invest in high quality money market
                         instruments, including commercial paper, certificates
                         of deposit, bankers' acceptances, mortgage-backed and
                         asset-backed securities, repurchase agreements and
                         other short-term fixed income securities. Under normal
                         circumstances, the Fund invests at least 80% of its net
                         assets (plus borrowings for investment purposes, if
                         any) in U.S. money market securities.

Minimum credit quality   The Fund may purchase only those obligations that the
                         Board of Trustees (the "Board") of the Trust has
                         determined present minimal credit risks and are "First
                         Tier Securities" as defined in Rule 2a-7 under the
                         Investment Company Act of 1940, as amended ("Investment
                         Company Act"). First Tier Securities include U.S.
                         government securities and securities of other money
                         market funds. Other First Tier Securities are either
                         (1) rated in the highest short-term rating category by
                         at least two nationally recognized statistical rating
                         organizations ("rating agencies"), (2) rated in the
                         highest short-term rating category by a single rating
                         agency if only that rating agency has assigned the
                         obligation a short-term rating, (3) issued by an issuer
                         that has received such a short-term rating with respect
                         to a security that is comparable in priority and
                         security, (4) subject to a guarantee rated in the
                         highest short-term rating category or issued by a
                         guarantor that has received the highest short-term
                         rating for a comparable debt obligation or (5) unrated,
                         but determined by UBS Global Asset Management
                         (Americas) Inc. (the "Advisor") to be of comparable
                         quality.

Maximum maturity         The Fund invests in high quality money market
                         instruments that have, or are deemed to have, remaining
                         maturities of 13 months or less. Money market
                         instruments are short-term debt-obligations and similar
                         securities. They also include longer term bonds that
                         have variable interest rates or other special features
                         that give them the financial characteristics of
                         short-term debt. These instruments include (1) U.S. and
                         foreign government securities, (2) obligations of U.S.
                         and foreign banks, (3) commercial paper and other
                         short-term obligations of U.S. and foreign
                         corporations, partnerships, trusts and similar
                         entities, (4)

                         funding agreements and other insurance company obligations, (5) repurchase agreements and (6) shares of money market funds.

                         The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The Fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The Fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

                         The Fund may also invest substantially all of its assets in U.S. Cash Management Prime Fund, a series of UBS Supplementary Trust, an unregistered investment pool with the same investment objective as the Fund.

Principal strategies     The Advisor generally intends to diversify the Fund's
                         portfolio widely across issuers and sectors. The
                         Advisor chooses investments for the Fund by:

                         o Selecting securities that appear to offer the best relative value based on an analysis of their credit quality, interest rate sensitivity, yield and price.

                         o Overweighting or emphasizing investments in particular types of issuers, securities or maturities to increase current yields.

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money by investing in the Fund or the Fund's performance may fall below other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk          o    The Advisor's judgments about the relative value
                              of securities acquired by the Fund may prove to be
                              incorrect.

                         o The Advisor's judgments about the allocation of investments across types of issuers, securities or maturities may prove to be incorrect.

Interest rate risk       A sudden or sharp movement in interest rates may cause
                         the Fund's net asset value to deviate from $1.00.

Credit risk              An issuer of the Fund's securities could default, or
                         have its credit rating downgraded.

Foreign securities       The value of the Fund's foreign securities go down
risk                     because of unfavorable foreign government actions,
                         political instability or the more limited availability
                         of accurate information about foreign issuers.

No government            An investment in the Fund is not a bank deposit and is
guarantee                not insured or guaranteed by the Federal Deposit
                         Insurance Corporation or any other government agency.

There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0100% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund currently intends to allocate income, gains and losses daily and to make distributions to Investors monthly. Unless J.P. Morgan Investor Services Co. ("J.P. Morgan") is notified otherwise, all Investor distributions will automatically be reinvested in additional Fund shares at net asset value.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS U.S. Cash Management Prime Relationship Fund was known as Brinson U.S. Cash Management Prime Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of two hours prior to the close of regular trading on the New York Stock Exchange ("NYSE") (generally 2:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding.

     In the absence of extraordinary or unusual circumstances, the Fund utilizes the amortized cost method of valuing the Fund's money market securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the Fund. The Board of the Trust will, from time to time, review the extent of any deviation from net asset value, as determined on the basis of the amortized cost method, from net asset value as determined on the basis of available market quotations. If a deviation of 1/2 of 1% or more were to occur or there were any other deviation that the Board believed would result in a material dilution to Investors or purchasers, the Board will promptly consider what action, if any, should be initiated. These actions may include: selling portfolio instruments prior to maturity to realize gains or losses or to shorten the Fund's average portfolio maturity; withholding dividends; splitting, combining or otherwise recapitalizing outstanding shares or calculating net asset value based on market quotations rather than amortized cost.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan, fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, two hours prior to the close of regular trading hours (generally 2:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to 2:00 p.m. will be processed at the net asset value computed on the date of receipt. Requests received after 2:00 p.m. will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received two hours prior to the close of regular trading hours (generally 2:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after 2:00 p.m. will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                        UBS High Yield Relationship Fund

                                     PART A

                                 April 29, 2003

UBS High Yield Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and      Maximize total return, consisting of capital
Goals                         appreciation and current income, while controlling
                              risk.

Performance Benchmark         Merrill Lynch High Yield Master Index. The
                              benchmark is a broad-based index of high yield
                              securities consisting of issues in the form of
                              publicly placed nonconvertible, coupon-bearing
                              U.S. domestic debt carrying a term to maturity of
                              at least one year. The benchmark has been designed
                              to provide a representative indication of the
                              performance of the high yield market in the United
                              States. Although the benchmark has been selected
                              as a comparative measure of the securities markets
                              in which the Fund invests, the Fund may not have
                              the same performance record as the benchmark.

Principal Investments         The Fund invests in dollar denominated, high yield
                              securities of U.S. and foreign companies, banks
                              and governments, including those in emerging
                              markets. Under normal circumstances, the Fund
                              invests at least 80% of its net assets (plus
                              borrowings for investment purposes, if any) in
                              fixed income securities that provide higher yields
                              and are lower rated. High yield, lower rated fixed
                              income securities are those rated below investment
                              grade. The Fund invests in cash payment, zero
                              coupon and pay-in-kind fixed income securities,
                              and may also invest in convertibles, preferred
                              stock and common stock equivalents and in bank
                              loans.

                              Credit quality: The Fund invests in below investment grade, high yield securities including corporate fixed income securities that are commonly known as "junk bonds."

                              Maturity: Individual securities may be of any maturity.

                              The Fund may invest in all types of fixed income securities of issuers from all countries, including emerging markets. These securities include fixed income securities issued by corporations, governments, governmental entities, entities organized to restructure outstanding emerging market debt and supranational entities such as the World Bank or the European Economic
                              Community. These also include participations in loans between governments and financial institutions, and Brady Bonds.

Principal Strategies          UBS Global Asset Management (Americas) Inc. is the
                              Fund's investment advisor (the "Advisor"). The
                              Advisor's investment style is based on the premise
                              that inefficiencies exist within the high yield
                              bond market that a fundamental value-based
                              investment process can exploit. The Advisor tries
                              to identify and exploit periodic discrepancies
                              between market prices and fundamental value. These
                              price/value discrepancies are used as the building
                              blocks for portfolio construction. The Advisor
                              believes that investment fundamentals determine
                              and describe future cash flows

                              that define fundamental investment value.

                              The Advisor combines both a top-down and bottom-up analysis. The Advisor may invest in securities of any quality, including unrated securities. The
                              Advisor believes that diversifying the Fund's portfolio by security type, industry, quality and maturity as opposed to investing in any one sector will better enable the Fund to control risk. The
                              Advisor will consider investments across a wide spectrum of industries.

                              The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value. The Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies, or for investment purposes.

                              In selecting fixed income securities for the Fund's portfolio, the Advisor looks for fixed income securities that provide both a high level of current income and the potential for capital appreciation due to a perceived improvement in the creditworthiness of the issuer. The Advisor also compiles and considers the following data to assess the issuer's future cash flows:

                              o    Management strength

                              o    Market position

                              o    Competitive environment

                              o    Financial flexibility

                              o    Ability to deleverage

                              o    Historical operating results

PRINCIPAL INVESTMENT RISKS
================================================================================

                              Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               o The Advisor's judgments about the fundamental
                              values of securities acquired by the Fund may
                              prove to be incorrect.

                              o The Advisor's judgments about the allocation of the Fund's portfolio across industries, maturities or credit categories may prove to be incorrect.


Risks of high yield/higher    o The Fund's investments in below investment grade
risk securities               securities may be considered speculative because
                              they have a higher risk of default, tend to be
                              less liquid, and may be more difficult to value.

                              o Changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments.

                              o Issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates.

                              o Prices of below investment grade securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions.

                              o Below investment grade securities may become illiquid and hard to value in down markets.

Risks of fixed income         o Interest rates in countries in whose currencies
investments                   the Fund's investments are denominated may vary.
                              If interest rates rise, the prices of fixed income
                              securities in the Fund's portfolio may fall.
                              Generally, the longer the maturity of a fixed
                              income security, the greater its sensitivity to
                              changes in interest rates. This is known as
                              interest rate risk.

                              o The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher-rated) bonds. This is known as credit risk.

                              o When interest rates are declining, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              As a result of rising interest rates, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

Foreign country and           The values of the Fund's foreign and emerging
emerging market risks         market investments may go down or be very volatile
                              because of unfavorable foreign government actions,
                              political, economic or market instability or the
                              absence of accurate information about foreign
                              companies.

                              Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.
                              Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.
                              These risks are more severe for securities of issuers in emerging market countries.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Fixed Income Securities

     Fixed income securities purchased by the Fund are U.S. dollar denominated and may have coupons payable in any currency and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

o    bills, notes and bonds

o    government agency and privately issued mortgage-backed securities

o    collateralized mortgage and bond obligations

o    asset-backed securities

o    convertible securities

o    preferred stock and trust certificates

o    repurchase agreements

o    bank loans (generally in the form of loan participations and assignments)

Credit Quality

Securities are below investment grade if, at the time of purchase:

o They are rated below the top four long-term rating categories of a nationally recognized statistical rating organization.

o    They have received a comparable short-term or other rating.

o They are unrated securities that the Advisor believes are of comparable quality.

Foreign Securities

     The Fund may invest in a broad range of securities of foreign issuers, including emerging market issuers. An emerging market is any country defined as an emerging or developing economy by the World Bank, International Finance Corporation or United Nations.

Equity Securities

     The Fund's investments in equity securities will occur primarily as a result of the purchase of unit offerings of fixed income securities which include equity components. The Fund may invest in equity securities of U.S. and non-U.S. issuers including common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights and warrants.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes, caused by changing interest rates or currency exchange rates, in the market value of securities held by or to be bought for the Fund.

o    As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund may invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor manages the investment and reinvestment of the assets of the Fund. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0375% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

THE SUB-ADVISOR

     The Advisor employs UBS Global Asset Management (New York) Inc. to serve as sub-advisor to the Fund (the "Sub-Advisor"). The Sub-Advisor is a subsidiary of UBS. As of December 31, 2002, the Sub-Advisor had approximately $12 billion in assets under management. The Sub-Advisor has offices worldwide in addition to its principal office at 51 West 52nd Street, New York, NY. Subject to the Advisor's control and supervision, the Sub-Advisor is responsible for managing the investment and reinvestment of that portion of the Fund's portfolio that the Advisor designates from time to time, including placing orders for the purchase and sale of portfolio securities. The Sub-Advisor also furnishes the Advisor with investment recommendations, asset allocation advice, research and other investment services, subject to the direction of the Trust's Board of Trustees (the "Board") and the Trust's officers. The Sub-Advisor does not receive any compensation pursuant to the Sub-Advisory Agreement between the Advisor and the Sub-Advisor. For additional information about the Sub-Advisor, see Item 15 in Part B.

     Investment decisions for the Fund are made by an investment management team of the Sub-Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of the Trust.

FEDERAL INCOME TAX

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board of the Trust.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS High Yield Relationship Fund was known as Brinson High Yield Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                   UBS Defensive High Yield Relationship Fund

                                     PART A

                                 April 29, 2003

UBS Defensive High Yield Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and      Maximize total return, consisting of capital
Goals                         appreciation and current income, while controlling
                              risk.

Performance Benchmark         The benchmark is a customized index consisting of
                              a 70% weighting of the London 30 day U.S. dollar
                              InterBank Bid Rate ("LIBID") plus 200 basis points
                              and a 30% weighting of the Merrill Lynch High
                              Yield Master Index (the "Index"). LIBID is the
                              rate at which major international banks are
                              willing to take deposits from other international
                              banks. The Index is a broad-based index of high
                              yield securities consisting of issues in the form
                              of publicly-placed nonconvertible, coupon-bearing
                              U.S. domestic debt carrying a term to maturity of
                              at least one year. The benchmark has been designed
                              to provide a representative indication of the
                              performance of the defensive high yield market in
                              the United States. Although the benchmark has been
                              selected as a comparative measure of the
                              securities markets in which the Fund invests, the
                              Fund may not have the same performance record as
                              the benchmark.

Principal Investments         Under normal circumstances, the Fund invests at
                              least 80% of its net assets (plus borrowings for
                              investment purposes, if any) in fixed income
                              securities that provide higher yields and are
                              lower rated. High yield, lower rated fixed income
                              securities are those rated below investment grade.

                              Credit quality: The Fund predominantly invests in below investment grade, high yield securities, including corporate fixed income securities that are commonly known as "junk bonds."

                              Maturity: Individual securities may be of any maturity.

                              The Fund may invest in all types of fixed income securities of issuers from all countries, including emerging markets. These securities include fixed income securities issued by corporations, governments, governmental entities, entities organized to restructure outstanding emerging market debt and supranational entities such as the World Bank or the European Economic
                              Community. These securities also include participations in loans between governments and financial institutions, and Brady Bonds. The Fund also invests in cash payment, zero coupon and pay-in-kind fixed income securities, and may invest in convertibles, preferred stock and common stock equivalents and in bank loans.

Principal Strategies          UBS Global Asset Management (Americas) Inc. is the
                              Fund's investment advisor (the "Advisor"). The
                              Advisor's investment style is based on the premise
                              that inefficiencies exist within the high yield
                              bond market that a fundamental value-based
                              investment process can exploit. The Advisor

                              tries to identify and exploit periodic
                              discrepancies between market prices and
                              fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. To implement this style, the Advisor purchases securities for the Fund using active asset allocation strategies. Two asset classes that the Fund predominantly invests in are high yield securities and defensive high yield strategies.

                              The Advisor combines both a top-down and bottom-up analysis. The Advisor may invest in securities of any quality, including unrated securities. The
                              Advisor believes that diversifying the Fund's portfolio by security type, industry, quality and maturity as opposed to investing in any one sector will better enable the Fund to control risk. The
                              Advisor will consider investments across a wide spectrum of industries.

                              The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental values. The Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies, or for investment purposes.

                              Fundamental analysis of a company's capital structure may identify relative mispricing of the company's securities. Defensive high yield investing strategies attempt to take advantage of these opportunities. Examples of such strategic opportunities include the following:

                              o Capital Structure Arbitrage: Two securities of a single issuer may be so mispriced relative to one another that superior returns can be achieved by selling short the overpriced security and buying the undervalued security. The risk associated with these positions may be moderate when compared with an outright long or short position.

                              o Low Volatility High Yield: From time to time, securities in the high yield market become available which offer attractive yields.
                                   However, due to features such as
                                   collateralization, sinking funds, monthly paydowns, short maturities or other characteristics of the issuer, these securities are relatively insensitive to interest rates and overall market movements.
                                   These securities, when carefully selected, can enhance the Fund's returns without significantly increasing volatility.

                              o "Yield-to-Call" High Yield: Most high yield bonds are callable prior to their final maturity date. Issuers may opportunistically refinance high-coupon bonds at the call date with lower cost debt. High yield bonds priced to the call date usually produce low volatility returns.

                              o Intra-Industry Bond Positions: If the ratings of Moody's Investors Service, Inc. or
                                   Standard & Poor's Ratings Group do not
                                   accurately reflect the credit quality of an issuer, its bonds may be relatively over or under priced. The Fund expects to take advantage of its credit research capabilities to short bonds of relatively overvalued securities and buy bonds of undervalued securities within the same industry.

                              o Bank Loans: The Fund may invest in bank loans through participations or assignments. Many high yield companies borrow through the bond market and the loan market. Typically the bank loan is a floating interest rate coupon structure and has senior creditor status;
                                   both features tend to reduce price
                                   volatility.

                              In selecting fixed income securities for the Fund's portfolio, the Advisor looks for fixed income securities that provide both a high level of current income and the potential for capital appreciation due to a perceived improvement in the creditworthiness of the issuer. The Advisor also compiles and considers the following data to assess the issuer's future cash flows:

                              o    Management strength

                              o    Market position

                              o    Competitive environment

                              o    Financial flexibility

                              o    Ability to deleverage

                              o    Historical operating results

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               o    The Advisor's judgments about the fundamental
                                   values of securities acquired by the Fund may
                                   prove to be incorrect.

                              o The Advisor's judgments about the allocation of the Fund's portfolio across industries, maturities or credit categories may prove to be incorrect.

Risks of high yield/higher    o    The Fund's investments in below investment
risk                               grade securities may be considered securities
                                   speculative because they have a higher risk
                                   of default, tend to be less liquid, and may
                                   be more difficult to value.

                              o    Changes in economic conditions or other
                                   circumstances may lead to a weakened capacity by an issuer to make principal and interest payments.

                              o Issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates.

                              o Prices of below investment grade securities are volatile and may go down due to market perceptions of
                                   deteriorating issuer creditworthiness or economic conditions.

                              o Below investment grade securities may become illiquid and hard to value in down markets.


Risks of fixed income         o    Interest rates may vary. If interest rates
investments                        rise, the prices of fixed income securities
                                   in the Fund's portfolio may fall. Generally,
                                   the longer the maturity of a fixed income
                                   security, the greater its sensitivity to
                                   changes in interest rates. This is known as
                                   interest rate risk.

                              o The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade
                                   (higher-rated) bonds. This is known as credit risk.

                              o When interest rates are declining, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              o As a result of rising interest rates, the average life of securities backed by debt obligations may be extended because of slower than expected principal payments. This will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

Foreign country and           The values of the Fund's foreign and emerging
emerging market risk          market investments may go down or be very volatile
                              risks because of unfavorable foreign government
                              actions, political, economic or market instability
                              or the absence of accurate information about
                              foreign companies. This is known as foreign
                              investing risk.

                              Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.
                              Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.
                              These risks are more severe for securities of issuers in emerging market countries.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Fixed Income Securities

     Fixed income securities purchased by the Fund may have coupons payable in any currency and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

     o    bills, notes and corporate bonds

     o    government agency and privately issued mortgage-backed securities

     o    collateralized mortgage and bond obligations

     o    asset-backed securities

     o    convertible securities

     o    preferred stock and trust certificates

     o    repurchase agreements

     o    bank loans

Credit Quality

     Securities are below investment grade if, at the time of purchase:

     o they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization;

     o    they have received a comparable short-term or other rating; or

     o they are unrated securities that the Advisor believes are of comparable quality.

Foreign Securities

     The Fund may invest in a broad range of securities of foreign issuers, including emerging market issuers. An emerging market is any country defined as an emerging or developing economy by the World Bank, International Finance Corporation or United Nations.

Equity Securities

     The Fund's investments in equity securities will occur primarily as a result of the purchase of unit offerings of fixed income securities which include equity components. The Fund may invest in equity securities of U.S. and non-U.S. issuers, including common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights and warrants.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

     o To hedge against adverse changes, caused by changing interest rates or currency exchange rates, in the market value of securities held by or to be bought for the Fund.

     o    As a substitute for purchasing or selling securities.

     o To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings. For example, if the value of securities sold short by the Fund increases, the Fund will lose the opportunity to participate in the gain.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund may invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor manages the investment and reinvestment of the assets of the Fund. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.0475% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

THE SUB-ADVISOR

     The Advisor employs UBS Global Asset Management (New York) Inc. to serve as sub-advisor to the Fund (the "Sub-Advisor"). The Sub-Advisor is a subsidiary of UBS. As of December 31, 2002, the Sub-Advisor had approximately $12 billion in assets under management. The Sub-Advisor has offices worldwide in addition to its principal office at 51 West 52nd Street, New York, NY 10019-6114. Subject to the Advisor's control and supervision, the Sub-Advisor is responsible for managing the investment and reinvestment of that portion of the Fund's portfolio that the Advisor designates from time to time, including placing orders for the purchase and sale of portfolio securities. The Sub-Advisor also furnishes the Advisor with investment recommendations, asset allocation advice, research and other investment services, subject to the direction of the Board of Trustees (the "Board") of the Trust and the Trust's officers. The Sub-Advisor does not receive any compensation pursuant to the Sub-Advisory Agreement between the Advisor and the Sub-Advisor. For additional information about the Sub-Advisor, see Item 15 in Part B.

     Investment decisions for the Fund made by the Sub-Advisor are made by an investment management team of the Sub-Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of the Trust.

FEDERAL INCOME TAX

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board of the Trust.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS Defensive High Yield Relationship Fund was known as Brinson Defensive High Yield Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                 UBS U.S. Securitized Mortgage Relationship Fund

                                     PART A

                                 April 29, 2003

UBS U.S. Securitized Mortgage Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                             OFFEREE NO. _______

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment objective and      Maximize total return, consisting of capital
goals                         appreciation and current income, while controlling
                              risk.

Performance benchmark         Lehman Brothers MBS Fixed Rate Index (the "Lehman
                              Index"). The benchmark covers the 15-year,
                              30-year, and balloon mortgage-backed pass-through
                              securities of the Government National Mortgage
                              Association (GNMA), Freddie Mac (formerly known as
                              Federal Home Loan Mortgage Corporation or FHLMC)),
                              and Fannie Mae (formerly known as Federal National
                              Mortgage Association or FNMA)). Although the
                              benchmark has been selected as a comparative
                              measure of the securities markets in which the
                              Fund invests, the Fund may not have the same
                              performance record as the benchmark.

Principal investment          Under normal circumstances, the Fund invests at
                              least 80% of its net assets (plus borrowings for
                              investment purposes, if any) in mortgage-related
                              and mortgage-backed securities of U.S. issuers.
                              The Fund may also invest up to 20% of its net
                              assets in U.S. dollar denominated fixed income
                              securities of foreign issuers.

                              Credit quality: The Fund will invest in grade securities.

                              Maturity/Duration: The Fund will invest in fixed income securities with an initial maturity of over one year.

Principal strategies          UBS Global Asset Management (Americas) Inc., the
                              Fund's investment advisor (the "Advisor"), uses an
                              investment style singularly focused on investment
                              fundamentals. The Advisor believes that investment
                              fundamentals determine and describe future cash
                              flows that define fundamental investment value.
                              The Advisor tries to identify and exploit periodic
                              discrepancies between market prices and
                              fundamental value. These price/value discrepancies
                              are used as the building blocks for portfolio
                              construction.

                              To implement this strategy, the Advisor generally purchases for the Fund the types of securities contained in the Fund's benchmark, the Lehman
                              Index. The Advisor will attempt to enhance the Fund's long-term return and risk relative to that of the benchmark. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value. The Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies, or for investment purposes.

                              The Fund may invest in all types of
                              mortgage-related and mortgage-

                              backed securities, primarily of U.S. issuers. The
                              Advisor emphasizes those fixed income market sectors and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. In analyzing the relative attractiveness of sectors and selecting securities, the Advisor considers:

                              o    Potential for capital appreciation.

                              o Anticipated changes in average prepayment rates.

                              o    Anticipated changes in interest rate
                                   volatility.

                              o    Current yield.

                              o Current credit quality as well as possible credit upgrades or downgrades.

                              o Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities.

                              o    Duration.

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in the Fund or the Fund's performance may fall below other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove
                              to be incorrect.

Risks of mortgage-related     o    Interest rates may vary. If interest rates
and mortgage-backed,               rise, the prices of mortgage-backed,
securities and fixed               mortgage-related and other fixed income
income investments                 securities in the Fund's portfolio may fall.
                                   The value of some mortgage-backed,
                                   mortgage-related and other fixed income
                                   securities may be particularly sensitive to
                                   changes in prevailing interest rates.
                                   Generally, the longer the maturity of a fixed
                                   income security, the greater its sensitivity
                                   to changes in interest rates. This is known
                                   as interest rate risk.

                              o The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade
                                   (higher-rated) bonds. This is known as credit risk.

                              o As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              o When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

Foreign risks                 The Fund's investments in securities of foreign
                              issuers may be more volatile due to unfavorable
                              foreign government actions, political instability
                              or the absence of accurate information about
                              foreign issuers.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Mortgage-Backed and Mortgage-Related Securities

     The Fund's mortgage-backed, mortgage-related and asset-backed securities are collateralized or backed by mortgages or other real property and may have all types of interest rate payment and reset terms, including fixed rate, adjustable and floating rate, pay-in-kind and auction rate features. These fixed income securities may include:

     o    government agency and privately issued mortgage-backed securities

     o    commercial mortgage-backed securities

     o    collateralized mortgage and bond obligations

     o    residential and agency and whole loan pass-through securities

     o Real Estate Mortgage Investment Conduits (REMICs) collateralized by agency and private label pass-through securities (fixed and adjustable rate)

     o    home equity loan asset-backed securities

     o    manufactured housing asset-backed securities

Other Fixed Income Securities

     In addition to mortgage-backed and mortgage-related securities, the Fund may invest in a variety of other fixed income securities, which also may have all types of interest rate payment and reset terms, including fixed rate, adjustable and floating rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

     o    U.S. Treasury and agency bills, notes and bonds

     o    convertible securities

     o    when-issued securities

     o    repurchase agreements

     o financial futures and options based on the Fund's permitted fixed income investments

     o money market instruments (such as commercial paper and bank instruments)

Credit Quality

     Securities are investment grade if, at the time of purchase:

     o They are rated "investment grade" by at least one nationally recognized statistical rating organization.

     o They are unrated securities that the Advisor believes are of comparable quality at the time of purchase.

     The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

     o To hedge against adverse changes, caused by changing interest rates, in the market value of securities held by or to be bought for the Fund.

     o    As a substitute for purchasing or selling securities.

     o To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security or index. Examples of derivative contracts are futures contracts; options; interest rate swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund will invest in other series of the Trust only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.1375% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

     Until April 8, 2002, UBS U.S. Securitized Mortgage Relationship Fund was known as Brinson Securitized Mortgage Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Trust's Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in value of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                    DSI Enhanced S&P 500'r' Relationship Fund

                                     PART A

                                 April 29, 2003

DSI Enhanced S&P 500 Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                             OFFEREE NO. _______

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment objective and      Seek higher total return over the long term than
goals                         the Standard & Poor's Composite Index of 500
                              Stocks (the "S&P 500 Index").

Performance benchmark         The S&P 500 Index is a broad-based, capitalization
                              weighted index which primarily includes U.S.
                              common stocks. As of March 31, 2003 the capitalization
                              range of the companies included in the S&P 500 Index
                              was $220 million to $289 billion. Although the benchmark
                              has been selected as a comparative measure of the
                              securities markets in which the Fund invests, the
                              Fund may not have the same performance record as
                              the benchmark.

Principal investments         The Fund seeks to achieve its objective through
                              the use of a proprietary enhanced S&P 500 strategy
                              to invest in a selection of common stocks that are
                              included in the S&P 500 Index. UBS Global Asset
                              Management (Americas) Inc., the Fund's investment
                              advisor (the "Advisor"), has selected DSI
                              International Management, Inc. ("DSI" or the
                              "Sub-Advisor") to serve as the Fund's sub-advisor.

Principal strategies          Under normal circumstances, the Fund invests at
                              least 80% of its net assets (plus borrowings for
                              investment purposes, if any) in common stocks that
                              are included in the S&P 500 Index. The Fund
                              normally invests in approximately 250 to 500
                              stocks and weights its holdings of individual
                              stocks based on DSI's proprietary enhanced S&P 500
                              strategy. Compared to the stock weightings in the
                              S&P 500 Index, the Fund overweights stocks that
                              its strategy ranks positively and underweights
                              stocks that its strategy ranks negatively.
                              Generally, the Fund gives stocks with a neutral
                              ranking the same weight as in the S&P 500 Index.

                              The Sub-Advisor seeks to control the risk of the portfolio by maintaining an overall close correlation between its performance and the performance of the S&P 500 Index over time, with a relatively low tracking error. To maintain this correlation, the Fund gives each stock in its portfolio a weighting that is close to the S&P 500
                              Index weighting and, if necessary, readjusts the weighting when it rebalances the portfolio. The
                              Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies, or for investment purposes. The Fund also considers relative industry and sector weightings and market capitalization. The Fund generally expects to rebalance its portfolio monthly, but may do so more often if DSI considers it appropriate to do so.

                              In selecting securities for the Fund, DSI seeks to add value to the Fund's portfolio through stock selection while managing the Fund's risk profile.
                              DSI believes that:

                              o    undervalued securities with improving
                                   fundamentals should

                                   outperform the universe from which they are drawn;

                              o    during different market environments,
                                   different factors can become more or less significant; and

                              o unintended deviations from the S&P 500 Index in portfolio construction should be minimized.

                              In deciding which stocks to buy and sell for the Fund, DSI uses its proprietary enhanced S&P 500 strategy, which consists of an adaptive stock ranking model and a portfolio construction model.
                              DSI has developed a quantitative, dynamic, bottom up, multi-factor model to rank the stocks in the S&P 500 Index, using relatively independent factors (such as earnings expectations, earnings growth, valuation, yield, return on equity and margins). DSI believes that these factors have varying influences during different phases of the stock market cycle and DSI reevaluates the relative importance and weighting of each factor systematically. DSI applies this adaptive stock ranking model to the stocks in the S&P 500 Index, so that the relative rankings of these stocks may change from month to month.

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in the Fund or the Fund's performance may fall below other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               DSI's proprietary strategy may not result in
                              outperformance of the S&P 500 Index and may even
                              result in underperformance.

Risks of equity investments   o    The U.S. stock market goes down.

                              o Value, growth, or large capitalization stocks are temporarily out of favor.

                              o An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise of fall more rapidly than
                              other investments.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

Derivative Contracts

     The Fund may (but is not required to) use options, futures contracts and other derivatives. The Fund may use these instruments in strategies intended to simulate investment in the S&P 500 Index stocks while retaining a cash balance for Fund management purposes. The Fund also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy shares, to facilitate trading and to reduce transaction costs.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

     o To hedge against adverse changes, caused by changing stock prices, in the market value of securities held by or to be bought for the Fund.

     o    As a substitute for purchasing or selling securities.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund will invest in other series of the Trust only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor manages the investment and reinvestment of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to limit the Fund's total operating expenses at 0.1375% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by the investment management team of the Advisor. No member of the investment management team is responsible for making recommendations for portfolio purchases or sales.

THE SUB-ADVISOR

     The Advisor has appointed DSI International Management, Inc., to serve as sub-advisor to the Fund. DSI is responsible for the day-to-day management of the Fund under the supervision of the Advisor DSI is located at 301 Merritt 7, Norwalk, Connecticut 06851. DSI is a wholly-owned asset management subsidiary of UBS Global Asset Management (US) Inc., which is a wholly-owned indirect subsidiary of UBS. As of December 31, 2002, DSI had approximately $4 billion in assets under management. DSI receives no compensation from the Fund in connection with the services it provides. For additional information about DSI, see Item 15 in Part B.

     Investment decisions for the Fund made by the Sub-Advisor are made by an investment management team of DSI. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Fund, c/o Joseph Mancini, 301 Merritt 7, Second Floor, Norwalk, Connecticut, 06851, or an Investor may call 203-845-2880.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $5,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Trust's Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in value of such securities may affect the net asset value of the

Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transactions; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

                                    APPENDIX

Additional Information Concerning the S&P 500 Index.

     The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Investors in the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to DSI, the Advisor, or the Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, which is determined, composed, and calculated by S&P without regard to DSI, the Advisor, or the Fund. S&P has no obligation to take the needs of DSI or the Advisor or the Investor in the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the timing of the issuance or sale of the Fund's shares or the determination or calculation of the equation by which shares of the Fund are priced or converted into cash. S&P has no obligation or liability in connection with the administration of the Fund or the marketing or sale of the Fund's shares.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund or its Investors or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

            UBS Opportunistic Emerging Markets Debt Relationship Fund

                                     PART A

                                 April 29, 2003

UBS Opportunistic Emerging Markets Debt Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                               OFFEREE NO. _____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and      To maximize total return, consisting of capital
Goals                         appreciation and current income, while controlling
                              risk.

Asset Class Exposure          The Fund is designed as an investment vehicle for
                              use by other Series of the Trust and clients of
                              UBS Global Asset Management (Americas) Inc., the
                              Fund's investment advisor (the "Advisor"), that
                              use the Advisor's core plus investment strategy to
                              provide opportunistic exposure to the emerging
                              markets debt asset class. The Fund is not a
                              long-term investment option.

                              When the Advisor determines that an allocation to the emerging market debt asset class is appropriate, the Advisor will invest client assets in the Fund. If the Advisor's investment outlook changes, the Advisor may reallocate client assets to another asset class, and will redeem all or a portion of client assets invested in the Fund.

Performance benchmark         Lehman U.S. Aggregate Index. The benchmark is an
                              unmanaged index of investment grade fixed-rate
                              debt issues, including corporate, government,
                              mortgage-backed and asset-backed securities with
                              maturities of at least one year. Although the
                              benchmark has been selected as a comparative
                              measure of the securities markets in which the
                              Fund invests, the Fund may not have the same
                              performance record as the benchmark.

Principal Investments         Under normal circumstances, the Fund invests at
                              least 80% of its net assets (plus borrowings for
                              investment purposes, if any) in debt securities
                              that are tied economically to emerging market
                              countries.

                              Securities tied economically to emerging market countries include debt securities issued by governments, government-related entities
                              (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets and instruments whose return is derived from any of the foregoing.

                              Credit quality: The Fund may invest, without limit, in higher yield, below investment grade securities commonly known as "junk bonds."

                              Maturity: Individual securities may be of any maturity.

Where the Fund invests        The Fund invests in issuers located in at least
                              three emerging market countries, which may be
                              located in Asia, Europe, Latin America, Africa or
                              the Middle East.

What is an emerging market?   A country defined as an emerging or developing
                              economy by any of the World Bank, the
                              International Finance Corporation or the United
                              Nations or its authorities. The countries included
                              in this definition will change over time.

What is an emerging market    A security issued by a government or other issuer
security?                     that, in the opinion of the Advisor, has one or
                              more of the following characteristics:

                              o The security's principal trading market is an emerging market.

                              o At least 50% of the issuer's revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries.

                              o At least 50% of the issuer's assets are located in emerging market countries.

Principal Strategies          The Advisor's investment style is singularly
                              focused on investment fundamentals. The Advisor
                              tries to identify and exploit periodic
                              discrepancies between market prices and
                              fundamental value. These price/value discrepancies
                              are used as the building blocks for portfolio
                              construction.

                              To implement this style, the Advisor purchases for the Fund those securities that appear to be underpriced relative to their fundamental values.
                              The Advisor attempts to identify and exploit discrepancies between market price and fundamental value by analyzing investment fundamentals that determine future cash flows. The Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies, or for investment purposes. In addition, the Advisor considers the following data for its portfolio construction:

                              o Country analysis based on macroeconomic and political factors

                              o Current credit quality and possible credit upgrades or downgrades

                              o Interest rate exposure

                              o Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

                              The fund, from time to time, may invest 25%
                              or more of its total assets in the sovereign debt
                              of an emerging market country based on the
                              Advisor's analysis of the relative attractiveness
                              of the particular emerging market country considering
                              current market conditions.

PRINCIPAL INVESTMENT RISKS
================================================================================

                              Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove
                              to be incorrect.

Risks of fixed income         o Interest rates in emerging market countries may
investments                   vary, or rates may move faster than in the U.S.
                              and other developed markets. If interest rates
                              rise, the prices of fixed income securities in the
                              Fund's portfolio may fall. Generally, the longer
                              the maturity of a fixed income security, the
                              greater its sensitivity to changes in interest
                              rates. This is known as interest rate risk.

                              The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher-rated) bonds. This is known as credit risk.

                              o As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
                              This is known as call or prepayment risk.

                              o When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected payments.
                              This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Foreign country and           o The values of the Fund's foreign and emerging
emerging market risks         market investments may go down or be very volatile
                              because of a decline in the value of foreign
                              currencies relative to the U.S. dollar.

                              o Vulnerability to economic downturns and instability due to undiversified economies; trade imbalances; inadequate infrastructure; heavy debt loads and dependence on foreign capital inflows;
                              governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms. Adverse governmental actions such as nationalization or expropriation of property; confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.

                              o Political and social instability, war and civil unrest.

                              o Less liquid and efficient securities markets;
                              higher transaction costs; settlement delays; lack of accurate publicly available information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

Industry concentration risk   To the extent that the Fund invests more than
                              25% of its total assets in the sovereign debt
                              of a single emerging market country, its portfolio
                              will be more susceptible to the factors adversely
                              affecting that emerging market country than would
                              a more geographically diverse portfolio of securities.
                              The risks of investing in emerging market countries
                              are described above.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.


More About the Fund's Investments

Fixed Income Securities

     In selecting fixed income securities for the Fund's portfolio, the Advisor looks for securities that provide both a high level of current income and the potential for capital appreciation due to a perceived or actual improvement in the creditworthiness of the issuer. The Fund may invest in all types of fixed income securities of issuers from all countries, in addition to emerging markets. These include:

o Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

o Participations in loans between emerging market governments and financial institutions.

o Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

o Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

o    Brady Bonds.

o Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.

o Fixed income securities issued by supranational entities such as the World Bank. (A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)

     Fixed income securities purchased by the Fund may be denominated or have coupons payable in any currency and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

o    bills, notes and bonds

o    government agency and privately issued mortgage-backed securities

o    collateralized mortgage and bond obligations

o    asset-backed securities

o    structured notes and leveraged derivative securities

o    convertible securities

o    zero coupon securities

o    pay-in-kind and when-issued securities

o    preferred stock and trust certificates

o    participations in loans made by financial institutions

o    repurchase and reverse repurchase agreements

     The Fund may invest substantially all of its assets in U.S. and non-U.S. dollar denominated, fixed income securities that are higher risk, below investment grade securities rated by a nationally recognized statistical rating organization below its top four long-term rating categories or determined by the Advisor to be of comparable quality. Below investment grade securities are commonly known as "junk bonds". The issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of these securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Below investment grade securities may become illiquid and hard to value in down markets.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes, caused by changing interest rates, stock market prices or currency exchange rates, in the market value of securities held by or to be bought for the Fund.

o    As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts, if it is leveraged, can have a big impact on a Fund's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund may invest a portion of its assets in securities of other series offered by the Trust.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking a temporary defensive position, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may liquidate its entire portfolio in the event of a change in the Advisor's outlook regarding its asset allocation decision. In addition, the Fund may engage in active and frequent trading to pursue its principal investment strategies. These factors increase transaction costs, including brokerage commissions, and may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.50% of its average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the respective net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $1,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value of the Fund is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge (except as noted below) on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                 UBS Opportunistic High Yield Relationship Fund

                                     PART A

                                 April 29, 2003

UBS Opportunistic High Yield Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and      Maximize total return, consisting of capital
Goals                         appreciation and current income, while controlling
                              risk.

Performance benchmark         Lehman U.S. Aggregate Index. The benchmark is an
                              unmanaged index of investment grade fixed-rate
                              debt issues, including corporate, government,
                              mortgage-backed and asset-backed securities with
                              maturities of at least one year. Although the
                              benchmark has been selected as a comparative
                              measure of the securities markets in which the
                              Fund invests, the Fund may not have the same
                              performance record as the benchmark.

Asset Class Exposure          The Fund is designed as an investment vehicle for
                              use by other series of the Trust and clients of
                              UBS Global Asset Management (Americas) Inc., the
                              Fund's investment advisor (the "Advisor"), that
                              use the core plus investment strategy to provide
                              opportunistic exposure to the high yield debt
                              asset class. The Fund is not designed to be a
                              long-term investment option.

                              When the Advisor determines that an allocation to the high yield debt asset class is appropriate for the Advisor's core plus strategy, the Advisor will invest client assets in the Fund. If the Advisor's investment outlook changes, the Advisor may reallocate client assets to another asset class, and will redeem all or a portion of client assets invested in the Fund.

Principal Investments         Under normal circumstances, the Fund invests at
                              least 80% of its net assets (plus borrowings for
                              investment purposes, if any) in fixed income
                              securities that provide higher yields and are
                              lower rated. High yield, lower rated fixed income
                              securities are those rated below investment grade.
                              The Fund invests in cash payment, zero coupon and
                              pay-in-kind fixed income securities, and may also
                              invest in convertibles, preferred stock and common
                              stock equivalents and in bank loans.

                              Credit quality: The Fund invests primarily in below investment grade, high yield securities, including corporate fixed income securities that are commonly known as "junk bonds." The Fund may purchase securities rated no lower than B- by Standard & Poor's Ratings Group, B3 by Moody's
                              Investors Service, Inc., or equivalent unrated securities. The Fund will look to sell any securities held in the portfolio with ratings at or below CCC.

                              Maturity: Individual securities may be of any maturity.

                              The Fund may invest in all types of fixed income securities of issuers from all countries. These securities include fixed income securities issued by corporations, governments, governmental entities and supranational entities such as the World Bank or the European
                              Economic Community. These securities also include participations in loans between governments and financial institutions.

Principal Strategies          The Advisor's investment style is based on the
                              premise that inefficiencies exist within the high
                              yield bond market that a fundamental value-based
                              investment process can exploit. The Advisor tries
                              to identify and exploit periodic discrepancies
                              between market prices and fundamental value. These
                              price/value discrepancies are used as the building
                              blocks for portfolio construction. The Advisor
                              believes that investment fundamentals determine
                              and describe future cash flows that define
                              fundamental investment value.

                              The Advisor combines both a top-down and bottom-up analysis. The Advisor believes that diversifying the Fund's portfolio by security type, industry, quality and maturity, as opposed to investing in any one sector, will better enable the Fund to control risk. The Advisor will consider investments across a wide spectrum of industries.
                              The Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies, or for investment purposes.

                              In selecting fixed income securities for the Fund's portfolio, the Advisor looks for fixed income securities that provide both a high level of current income and the potential for capital appreciation due to a perceived improvement in the creditworthiness of the issuer. The Advisor also compiles and considers the following data to assess the issuer's future cash flows:

                              o    Management strength

                              o    Market position

                              o    Competitive environment

                              o    Financial flexibility

                              o    Ability to deleverage

                              o    Historical operating results

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               o    The Advisor's judgments about the fundamental
                                   values of securities acquired by the Fund may
                                   prove to be incorrect.

                              o The Advisor's judgments about the allocation of the Fund's portfolio across industries, maturities or credit categories may prove to be incorrect.

Risks of high yield/higher    o    The Fund's investments in below investment
risk securities                    grade securities may be considered
                                   speculative because they have a higher risk
                                   of default, tend to be less liquid, and may
                                   be more difficult to value.

                              o    Changes in economic conditions or other
                                   circumstances may lead to a weakened capacity to make principal and interest payments.

                              o Issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates.

                              o Prices of below investment grade securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions.

                              o Below investment grade securities may become illiquid and hard to value in down markets.

Risks of fixed income         o    Interest rates in countries in whose
investments                        currencies the Fund's investments are
                                   denominated may vary. If interest rates rise,
                                   the prices of fixed income securities in the
                                   Fund's portfolio may fall. Generally, the
                                   longer the maturity of a fixed income
                                   security, the greater its sensitivity to
                                   changes in interest rates. This is known as
                                   interest rate risk.

                              o The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade
                                   (higher-rated) bonds. This is known as credit risk.

                              o When interest rates are declining, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              o As a result of rising interest rates, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

Foreign country risks         The values of the Fund's foreign investments may
                              go down or be very volatile because of unfavorable
                              foreign government actions, political, economic or
                              market instability or the absence of accurate
                              information about foreign companies.

                              Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.
                              Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Fixed Income Securities

     Fixed income securities purchased by the Fund may be U.S. dollar and non-U.S. dollar denominated, may have coupons payable in any currency, and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

     o    bills, notes and bonds

     o    government agency and privately issued mortgage-backed securities

     o    collateralized mortgage and bond obligations

     o    asset-backed securities

     o    convertible securities

     o    preferred stock and trust certificates

     o    repurchase agreements

     o bank loans (generally in the form of loan participations and assignments)

Credit Quality

     Securities are below investment grade if, at the time of purchase:

     o They are rated below the top four long-term rating categories of a nationally recognized statistical rating organization.

     o    They have received a comparable short-term or other rating.

     o They are unrated securities that the Advisor believes are of comparable quality.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

     o To hedge against adverse changes, caused by changing interest rates or currency exchange rates, in the market value of securities held by or to be bought for the Fund.

     o    As a substitute for purchasing or selling securities.

     o To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund may invest a portion of its assets in securities of other series offered by the Trust.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may liquidate its entire portfolio in the event of a change in the Advisor's outlook regarding its asset allocation decision. In addition, the Fund may engage in active and frequent trading to pursue its principal investment strategies. These factors increase transaction costs, including brokerage commissions and may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.1375% of its average net assets. The Advisor may discontinue this assumption of expenses at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

THE SUB-ADVISOR

     The Advisor employs UBS Global Asset Management (New York) Inc. to serve as sub-advisor to the Fund (the "Sub-Advisor"). The Sub-Advisor is a subsidiary of UBS. As of December 31, 2002, the Sub-Advisor had approximately $12 billion in assets under management. The Sub-Advisor has offices worldwide in addition to its principal office at 51 West 52nd Street, New York, NY 10019-6114. Subject to the Advisor's control and supervision, the Sub-Advisor is responsible for managing the investment and reinvestment of that portion of the Fund's portfolio that the Advisor designates from time to time, including placing orders for the purchase and sale of portfolio securities. The Sub-Advisor also furnishes the Advisor with investment recommendations, asset allocation advice, research and other investment services, subject to the direction of the Board of Trustees (the "Board") of the Trust and the Trust's officers. The Sub-Advisor does not receive any compensation pursuant to the Sub-Advisory Agreement between the Advisor and the Sub-Advisor. For additional information about the Sub-Advisor, see Item 15 in Part B.

     Investment decisions for the Fund made by the Sub-Advisor are made by an investment management team of the Sub-Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of the Trust.

FEDERAL INCOME TAX

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board of the Trust.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $1,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS LOGO]
Global Asset Management

                             UBS RELATIONSHIP FUNDS

                      UBS Corporate Bond Relationship Fund

                                     PART A

                                 April 29, 2003

UBS Corporate Bond Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment objective          Seeks maximum total return, consisting of current
and goals                     income and capital appreciation.

Performance benchmark         Lehman Brothers Credit Index. The benchmark is an
                              unmanaged index of investment grade fixed-rate
                              debt issues. Although the benchmark has been
                              selected as a comparative measure of the
                              securities markets in which the Fund invests, the
                              Fund may not have the same performance record as
                              the benchmark.

Principal investments         Under normal circumstances, the Fund invests at
                              least 80% of its net assets (plus borrowings for
                              investment purposes, if any) in investment grade,
                              U.S. dollar denominated debt obligations of U.S.
                              and non-U.S. corporations.

                              The Fund may invest up to 20% of its net assets in investment grade, U.S. dollar denominated obligations issued by the U.S. government or any of its agencies or instrumentalities; investment grade, U.S. dollar denominated obligations issued by supranational entities, foreign governments or foreign government related entities (including participations in loans between governments and financial institutions); asset-backed securities;
                              or mortgage-backed securities. Depending on its assessment of market conditions, UBS Global Asset
                              Management (Americas) Inc., the Fund's investment advisor (the "Advisor"), may choose to allocate the Fund's assets in any combination among these types of investments (subject to the 20% limitation noted above) or may choose not to invest in these types of investments.

                              Credit Quality: The Fund invests in investment grade fixed income securities.

                              Maturity/Duration: The Fund normally invests in securities with an initial maturity of greater than one year.

Principal strategies          The Advisor's investment style is focused on
                              investment fundamentals. The Advisor believes that
                              investment fundamentals determine and define
                              investment value. Market prices tend to be more
                              volatile than fundamental value, and the Advisor
                              seeks to identify and exploit these periodic
                              differences.

                              The Advisor considers many factors, in addition to maturity and current yield, in the evaluation of fixed income securities, including: duration management, yield curve analysis, sector selection, security selection and asset allocation. The Advisor employs a top-down strategy, including duration targets and sector allocations incorporating macroeconomic input. The
                              Fund may, but is not required to, invest in derivative contracts in conjunction with hedging strategies.

PRINCIPAL INVESTMENT RISKS
================================================================================

Investors can lose money in the Fund or the Fund's performance may fall below other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about asset allocation or
                              the fundamental value of securities acquired by
                              the Fund may prove to be incorrect.

Risks of fixed income         o    If interest rates rise, the prices of fixed
investments                        income securities in the Fund's portfolio may
                                   fall. Generally, the longer the maturity of a
                                   fixed income security, the greater its
                                   sensitivity to changes in interest rates.
                                   This is known as interest rate risk.

                              o The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade
                                   (higher-rated) bonds. This is known as credit risk.

                              o As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              o When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Foreign country risk          The risk that prices of the Fund's investments in
                              foreign securities may go down because of
                              unfavorable foreign government actions, political
                              instability or the absence of accurate information
                              about foreign issuers. Also, foreign securities
                              are sometimes less liquid and harder to sell and
                              to value than securities of U.S. issuers.

Derivatives Risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than
                              other investments.

Non-diversification           The Fund is non-diversified, which means that it
                              can invest a higher percentage of its assets in
                              any one issuer than a diversified fund. Being
                              non-diversified may magnify the Fund's losses from
                              adverse events affecting a particular issuer.

No government                 An investment in the Fund is not a bank deposit
guarantee                     and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other
                              government agency.

Fluctuating value             The value of your investment in the Fund may
                              fluctuate.

More About the Fund's Investments

Fixed Income Securities

     The fixed income securities in which the Fund invests will include credit obligations issued by U.S. and non-U.S. corporations but may also include obligations issued by the U.S. government, its agencies or instrumentalities, U.S. dollar denominated obligations issued by supranational entities, foreign governments or foreign government related entities (including participations in loans between governments and financial institutions), asset-backed securities, or mortgage-backed securities. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

     o Corporate debt securities, including convertible securities and corporate commercial paper;

     o    Bills, notes, and bonds;

     o    Inflation index bonds issued by corporations;

     o Structured notes, including hybrid or "indexed securities," catastrophe bonds, and loan participations;

     o    Delayed funding loans and revolving credit facilities;

     o Bank certificates of deposit, fixed time deposits and bankers' acceptances;

     o    Repurchase agreements and reverse repurchase agreements;

     o Debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

     o Obligations of supranational entities, foreign governments and their subdivisions, agencies and instrumentalities;

     o    Mortgage-related and other asset-backed securities;

     o    Eurodollar securities;

     o    Brady bonds; and

     o    When-issued securities.

Credit Quality

     Securities are investment grade if, at the time of purchase:

     o They are rated in one of the top four long-term rating categories of a nationally recognized

     o    statistical rating organization.

     o    They have received a comparable short-term or other rating.

     o They are unrated securities that the Advisor believes are of comparable quality.

     The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Derivative Contracts

     The Fund may, but is not required to, use derivative contracts to hedge against adverse changes in the market value of securities held by or to be bought for the Fund caused by changing interest rates or other market conditions.

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security or index. Examples of derivative contracts are futures contracts, options, forward contracts, interest rate swaps, caps, collars, floors and swaptions.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in Securities of Other Series

     The Fund may invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 2002, the Advisor had approximately $34 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, to utilize the trading departments of its foreign affiliates and to obtain investment services from certain investment advisory personnel of its affiliates located around the world, to the extent permitted under interpretations of the federal securities laws. With appropriate approval, the Advisor may also engage, at its own expense, the services of investment sub-advisors to manage all or a portion of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.10% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, One North Wacker Drive, Chicago, Illinois 60606, or an Investor may call 312-525-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities will be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when Investors in the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any

Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

                             UBS RELATIONSHIP FUNDS
                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 29, 2003

Item 10. Cover Page and Table of Contents.

UBS Relationship Funds (the "Trust") is a no-load, open-end management investment company which currently offers shares of twenty-four separate and distinct series representing separate portfolios of investments (individually referred to as a "Fund" and collectively referred to as the "Funds"). Each Fund has its own investment objective. The twenty-four Funds are:

UBS Global Securities Relationship Fund   UBS International Equity Relationship
                                             Fund
UBS U.S. Equity Relationship Fund         UBS U.S. Securitized Mortgage
                                             Relationship Fund
UBS U.S. Large Cap Equity Relationship    UBS Short Duration Relationship Fund
   Fund
UBS U.S. Small Cap Equity Relationship    UBS Enhanced Yield Relationship Fund
   Fund
UBS U.S. Value Equity Relationship Fund   UBS Short-Term Relationship Fund
UBS U.S. Intermediate Cap Equity          UBS Opportunistic Emerging Markets
   Relationship Fund                         Debt Relationship Fund.
UBS U.S. Treasury Inflation Protected     UBS U.S. Cash Management Prime
   Securities Relationship Fund              Relationship Fund
DSI Enhanced S&P 500'r' Relationship      UBS Emerging Markets Equity
   Fund                                      Relationship Fund
UBS U.S. Core Plus Relationship Fund      UBS Defensive High Yield Relationship
                                             Fund
UBS U.S. Bond Relationship Fund           UBS Emerging Markets Debt Relationship
                                            Fund
UBS High Yield Relationship Fund          UBS Opportunistic High Yield
                                             Relationship Fund
UBS Global Aggregate Bond Relationship    UBS Corporate Bond Relationship Fund
   Fund (formerly known as the UBS
   Global Bond Relationship Fund)

Information concerning the Funds is included in the separate Parts A of this Registration Statement (each, a "Part A" and collectively, the "Parts A") dated April 29, 2003.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's current Parts A relating to the Funds dated April 29, 2003. Much of the information contained herein expands upon subjects discussed in the Parts A. No investment in shares of the Funds should be made without first reading the applicable Part A. A free copy of each Fund's Part A, Annual Report and Semi-Annual Report may be obtained from the Trust at One North Wacker Drive, Chicago, IL 60606, or by calling the Trust collect at 312-525-7100.

All terms used in this Part B and not otherwise defined herein have the meanings assigned to them in the Parts A. Certain information from the Funds' Annual Report is incorporated herein by reference.

                                Table of Contents

Item 11.   Trust History....................................................B-2
Item 12.   Description of the Funds and their Investments and Risks.........B-2
Item 13.   Management of the Trust..........................................B-31
Item 14.   Control Persons and Principal Holders of Securities..............B-37
Item 15.   Investment Advisory and Other Services...........................B-41
Item 16.   Brokerage Allocation and Other Practices.........................B-47
Item 17.   Capital Stock and Other Securities...............................B-49
Item 18.   Purchase, Redemption and Pricing of Shares.......................B-52
Item 19.   Tax Status.......................................................B-54
Item 20.   Underwriters.....................................................B-57
Item 21.   Calculation of Performance Data..................................B-57
Item 22.   Financial Statements.............................................B-62
Appendix A - Investment Practices...........................................B-63
Appendix B - Corporate Debt Ratings.........................................B-74

Item 11. Trust History.

The Trust is a Delaware statutory trust established on August 16, 1994.

Item 12. Description of the Funds and Their Investments and Risks.

Each of the Funds, except the DSI Enhanced S&P 500'r' Relationship Fund and the UBS U.S. Cash Management Prime Relationship Fund (the "UBS Prime Relationship Fund"), is classified as "non-diversified," as defined in the Investment Company Act, so that a Fund is not limited in the proportion of the Fund's assets that may be invested in the obligations of a single issuer. To the extent that a Fund's investment portfolio at times includes the securities of a smaller number of issuers than permissible if the Fund were "diversified" (as defined in the Investment Company Act), the Fund may be subject to greater investment and credit risk than an investment company that invests in a broader range of securities. In particular, changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Fund's shares.

The Funds do not concentrate investments in a particular industry. Each Fund does not issue senior securities except to the extent consistent with its policies described below and only as permitted under the Investment Company Act. Each Fund's investment objective, its policies concerning the percentage of the Fund's portfolio securities that may be loaned, and its policies concerning borrowing, the issuance of senior securities and concentration are "fundamental." This means that the policies may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting shares. As used in this Part B, a vote of "a majority of the outstanding voting shares" of the Trust or a Fund means the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Trust or Fund, or (ii) 67% of the shares of the Trust or Fund present at a meeting at which more than 50% of the outstanding shares of the Trust or Fund are represented in person or by proxy.

INVESTMENT OBJECTIVES AND POLICIES

The following disclosure supplements disclosure contained in the applicable Parts A relating to the Funds:

UBS Global Securities Relationship Fund. The Fund's benchmark (the "Benchmark") consists of seven indices of predetermined fixed weights that are compiled by an independent data provider. The indices comprising the Benchmark are as follows:

o    Wilshire 5000 Index;

o    MSCI World Ex USA (Free) Index;

o    Salomon Smith Barney Broad Investment Grade (BIG) Bond Index;

o    Salomon Smith Barney Non-U.S. Government Bond Index;

o    MSCI Emerging Markets Free Index;

o    JP Morgan Emerging Markets Bond Index Global; and

o    Merrill Lynch High Yield Master Cash Pay Index.

Each index represents a distinct asset class of the primary wealth-holding public securities markets. These asset classes are U.S. equity, global (ex-U.S.) equity, U.S. fixed income securities, global (ex-U.S.) fixed income securities, emerging market equities, emerging market fixed income securities, high yield fixed income securities and cash equivalents. From time to time, the Funds' investment advisor, UBS Global Asset Management (Americas) Inc. (the "Advisor"), may substitute an equivalent index within a given asset class when the Advisor believes that such index more accurately reflects the relevant global market. In order to compile the Benchmark, the Advisor considers the current relative market capitalizations in the world markets (U.S. equity, non-U.S. equity, U.S. bond, non-U.S. bond and cash), as well as the appropriate home bias for U.S. investors, and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relevant indices, applies the index weighting and then determines the return of the Benchmark.

The Advisor will attempt to enhance the long-term return and risk performance of the Fund relative to the Benchmark by deviating from the normal Benchmark mix of asset classes and currencies in reaction to discrepancies between current market prices and asset class fundamental values. Active asset allocation strategy for the Fund will be defined relative to the Benchmark weights, which represent the Fund's normal mix. Decisions to deviate from the normal mix are a blend of rigorous analysis, an understanding of the fundamental relationships among global markets, and the expertise of investment professionals. In the absence of views as to the relative attractiveness across asset classes, the actual Fund weights will be equal to the Benchmark weights. The active management process is intended, by the Advisor, to produce superior performance relative to the Benchmark. The Advisor believes that, over the long term, investing across global equity and fixed income markets based upon discrepancies between market prices and intrinsic or fundamental values may achieve enhanced return while maintaining the same risk relative to the Benchmark.

Fundamental value is considered to be the current value of long-term sustainable future cash flows derived from a given asset class or security. In determining fundamental value, the Advisor takes into consideration broadly based indices representing asset classes or markets and various economic variables such as relative productivity, relative inflation and global competitiveness. The valuation of asset classes reflects an integrated, fundamental analysis of global markets. Investment decisions are based on comparisons of current market prices to fundamental values.

The normal asset allocation mix represents the asset allocation that the Fund would expect to maintain when, in the judgment of the Advisor, global capital markets are fairly priced relative to each other and relative to the associated risks.

Equity Investments. The Fund expects its U.S. equity investments to emphasize both large and intermediate capitalization companies. In addition, the U.S. equity component may invest in small capitalization issues. The equity markets in the non-U.S. component of the Fund will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets. Thus large and intermediate capitalization ranges vary country-by-country and may, with respect to certain countries, include capitalization levels that would be included in the small capitalization range in the U.S. market.

The Fund may invest in a broad range of equity securities of emerging market issuers, or securities with respect to which the return is derived primarily from the equity securities of issuers in emerging markets, including common and preferred stocks. The Fund considers a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund may invest indirectly in emerging market equity securities by purchasing securities of open-end and closed-end investment companies.

Fixed Income Investments. The Fund may invest in all types of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities and supranational issuers as well as corporations and other business organizations. The Fund may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors.

The non-U.S. fixed income component of the Fund will typically be invested in government and supranational issues. The Fund may also invest in all debt securities of emerging market issuers, including government and government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities on which the return is derived primarily from other emerging market instruments. The Fund may invest indirectly in emerging market debt securities by purchasing securities of open-end and closed-end investment companies.

UBS Global Aggregate Bond Relationship Fund. The Advisor's perspective for the Fund is that periodically there are exploitable discrepancies between market price and fundamental value. Those price/value discrepancies then become the building blocks for portfolio construction. The successful identification of price/value discrepancies should result in enhanced total performance.

The Fund maintains a global portfolio by investing in the fixed income securities of issuers located throughout the world. The Fund may invest in fixed income securities issued by U.S. and non-U.S. governments, governmental agencies, corporations, and supranational entities, such as the World Bank. The Fund's investment in fixed income securities may include mortgage-backed and asset-backed securities.

UBS U.S. Small Cap Equity Relationship Fund. Each company selected for inclusion in the Fund's portfolio is scrutinized through on-site visits, discussions with investment banking firms and venture capitalists and intensive valuation techniques. The Fund's portfolio emphasizes companies that were developed with the assistance of professional venture capitalists. The Advisor monitors and assesses the degree to which the Fund's portfolio emphasizes industries or common types of stocks, and adjusts the portfolio to balance the price/value opportunities with such industries. The Advisor imposes limits on the degree of investment in specific industries, although the Fund does not intend to concentrate its investments in a particular industry.

UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund and UBS Opportunistic High Yield Relationship Fund. Each Fund will maintain a high yield portfolio and under normal market conditions, at least 80% of each Fund's net assets will be invested in fixed income securities that provide higher yields and are lower rated. The Funds do not intend to limit their respective investments in below investment grade, U.S. dollar denominated fixed income securities. The Advisor believes that inefficiencies exist within the high yield bond market that a fundamental value-based investment process can exploit. The Advisor's portfolios are constructed using both top-down and bottom-up investment processes. The Advisor considers macroeconomic variables and industry outlooks in its top-down analysis. The bottom-up approach is the most integral to portfolio construction and forms the basis for credit selection. The Advisor will identify those securities which are believed to have market prices that differ from their fundamental value and invest accordingly. The Advisor uses a disciplined investment approach to pursue each Fund's investment objective. The Advisor believes that diversification is one of the most important components in the construction of a high yield portfolio.

UBS U.S. Cash Management Prime Relationship Fund. The UBS Prime Relationship Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than U.S. government securities, rated in the highest rating category by the requisite NRSROs. The UBS Prime Relationship Fund may not invest more than 5% of its total assets (taken at amortized cost) in securities of issuers not in the highest rating category as determined by the requisite number of NRSROs or, if unrated, of comparable quality, with investment in any one such issuer being limited to no more than 1% of such total assets or $1 million, whichever is greater.

U.S. Government Securities. The UBS Prime Relationship Fund may invest in U.S. government securities, which consist of marketable fixed, floating and variable rate securities issued or guaranteed by the U.S. government, its agencies, or by various instrumentalities which have been established or sponsored by the U.S. government ("U.S. government securities"). Certain of these obligations, including U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association (popularly called "GNMAs" or "Ginnie Maes") and the Federal Housing Administration, are issued or guaranteed by the U.S. government and supported by the full faith and credit of the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or U.S. government-sponsored enterprises and are not direct obligations of the U.S. government, but involve sponsorship or guarantees by government agencies or enterprises. These obligations include securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported by the credit of the instrumentality, such as Fannie Mae ("FNMA," formerly known as the Federal National Mortgage Association) bonds. In this connection, the UBS Prime Relationship Fund may use any portion of its assets invested in U.S. government securities to concurrently enter into repurchase agreements with respect to such securities.

Bank Obligations. The UBS Prime Relationship Fund may also invest in bank obligations or instruments secured by bank obligations. These instruments consist of fixed, floating or variable rate certificates of deposit, letters of credit, time deposits and bankers' acceptances issued by banks and savings institutions with assets of at least one billion dollars. Bank obligations may be obligations of U.S. banks, foreign branches of U.S. banks (referred to as "Eurodollar Investments"), U.S. branches of foreign banks (referred to as "Yankee Dollar Investments"), and foreign branches of foreign banks ("Foreign Bank Investments"). When investing in a bank obligation issued by a branch, the parent bank must have assets of at least five billion dollars.

The UBS Prime Relationship Fund may invest only up to 25% of its assets in Eurodollar Investments or Foreign Bank Investments. Investments in Yankee Dollar Investments which are considered domestic banks may only be made if such branches have a federal or state charter to do business in the United States and are subject to U.S. regulatory authorities.

Time deposits are non-negotiable deposits maintained in a foreign branch of a U.S. banking institution for a specified period of time at a stated interest rate. The UBS Prime Relationship Fund may invest not more than 10% of its net assets in time deposits with maturities in excess of seven days.

Commercial Paper. The UBS Prime Relationship Fund may invest in commercial paper of domestic or foreign issuers which is considered by the Fund to present minimal credit risks. Commercial paper must be rated within the two highest rating categories by NRSROs or, if unrated, determined by the Advisor to be of comparable quality.

Corporate Obligations. The corporate obligations which the UBS Prime Relationship Fund may purchase are fixed, floating or variable rate bonds, debentures or notes which are considered by the UBS Prime Relationship Fund to present minimal credit risks. They must be rated within the two highest rating categories by NRSROs, or if unrated, determined by the Advisor to be of comparable quality. These corporate obligations must mature in 397 calendar days or less. Generally, the higher an instrument is rated, the greater its safety and the lower its yield.

Guaranteed Investment Contracts. A "guaranteed investment contract" (also known as a "guaranteed interest contract," "guaranteed income contract," "guaranteed insurance contract," or "guaranteed return contract") ("GIC") is a deferred annuity contract issued by an insurance company under which (a) the contract holder places funds on deposit with the insurer, and (b) the insurer promises to repay the contract holder's deposit(s) plus interest at a guaranteed rate according to a schedule specified in the contract. The terms and conditions of GICs can vary in a variety of ways, including, by way of example, the length of the guarantee period, the period during which the contract holder may make deposits which will be subject to the same guarantee, the extent to which withdrawals are permitted during the guarantee period, and the timing of the insurer's repayment obligation. To the extent that the UBS Prime Relationship Fund cannot dispose of a GIC in the ordinary course of business within seven days at approximately the value at which the Fund has valued the GIC, the Fund will treat the GIC as illiquid and subject to its overall limit on illiquid investments of 10% of the Fund's net assets.

DSI Enhanced S&P 500'r' Relationship Fund. The Fund seeks to achieve its investment objective by investing primarily in a selection of common stocks that are included in the Standard & Poor's Composite Index of 500 Stocks ("S&P 500'r' Index") and weights its holdings of individual stocks based on the proprietary enhanced S&P 500'r' strategy developed by DSI International Management, Inc. ("DSI"), the Fund's sub-advisor. The Fund normally invests in approximately 250 to 500 stocks. Relative to the stock weightings in the S&P 500'r' Index, the Fund overweights stocks that the model ranks positively and underweights stocks that the model ranks negatively. Generally, the Fund gives stocks with a neutral ranking the same weight as in the S&P 500'r' Index.

The Fund seeks to control the risk of its portfolio by maintaining an overall close correlation of at least 95% between its performance and the performance of the S&P 500'r' Index over time, with a relatively low tracking error. To maintain this close correlation, the Fund gives each stock in its portfolio a weighting that is close to the S&P 500'r' Index weighting and, if necessary, readjusts the weighting when it rebalances the portfolio. The Fund also considers relative industry sector weighting and market capitalization.

DSI, as the Fund's sub-advisor, monitors the Fund's performance relative to the S&P 500'r' Index at least weekly. At least monthly, DSI reviews the Fund's stock holdings and rebalances the Fund's portfolio by increasing the weightings of the stocks that are more highly ranked by its model and reducing the weightings of the lower ranked stocks. If appropriate, DSI also buys or sells stocks for the Fund to reflect the revised rankings.

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks that are included in the S&P 500'r' Index and usually invests a higher percentage of its total assets in these securities. For liquidity and cash management purposes, the Fund may invest up to 20% of its assets in short-term investment grade bonds and money market instruments, although it expects these investments usually to represent a much smaller portion of its total assets. The Fund may invest in U.S. dollar denominated foreign securities that are included in the S&P 500'r' Index and traded on U.S. exchanges or in the U.S. over-the-counter market.

UBS Opportunistic High Yield Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund. The Funds are designed specifically to provide exposure to particular asset classes and will be employed opportunistically when, in the opinion of the Advisor, exposure to such asset classes is desirable. The Funds invest in a limited number of issuers and are not appropriate for, or available for purchase by, long-term investors. When in the Advisor's opinion, market conditions warrant the allocation of assets into the high yield or emerging markets debt asset classes, the Advisor may allocate assets of other Funds or other advisory clients to the UBS Opportunistic High Yield Relationship Fund and/or UBS Opportunistic Emerging Markets Debt Relationship Fund.

INVESTMENT PRACTICES

The following disclosure supplements disclosure contained in the applicable Parts A relating to the Funds:

U.S. and Non-U.S. Equity Securities

Each Fund (except the UBS Prime Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund) may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stock of companies or closed-end investment companies, preferred stock, fixed income securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") for those securities.

ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs also represent securities of foreign issuers and are designated for use in European markets. A GDR represents ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities. The depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of depositary receipts in respect of the deposited securities.

Issuer Location

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether: the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Special Risks of Investing in Small Capitalization Companies

Certain Funds may invest in relatively new or unseasoned companies which are in their early stages of development (sometimes referred to as "post-venture companies"), or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which a Fund may invest may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Post-venture companies may lack depth of management or may be unable to internally generate funds necessary for growth or potential development or to generate these funds through external financing on favorable terms. Post-venture companies may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, these companies may suffer significant losses as well as realize substantial growth. Investments in these companies tend to be volatile and are therefore speculative.

Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, the values of post-venture company stocks may, to a degree, fluctuate independently of prices for larger company stocks. Therefore, the value of a Fund's shares may be more volatile than the shares of a fund that invests in larger capitalization stocks.

Convertible Securities

Each Fund may, to varying degrees, invest in convertible securities. Convertible securities are fixed income securities (i.e., a bond or preferred stock) which may be exchanged for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. The provisions of any convertible security determine its seniority in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on the company's assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on the company's assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders. While providing a fixed income (generally higher in yield than the income derivable from common stock but lower than the income afforded by a similar non-convertible security), a convertible security enables the investor also to participate in capital appreciation should the market price of the underlying common stock rise.

U.S. and Non-U.S. Fixed Income Securities (all Funds)

Each Fund may invest in all types of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities and supranational issuers (the only government securities in which the UBS Prime Relationship Fund may invest are U.S. government securities) as well as corporations and other issuers. The Funds may purchase U.S. dollar denominated securities that reflect a broad range of investment securities, qualities and sectors. The UBS U.S. Treasury Inflation Protected Securities Relationship Fund will invest only in securities of U.S. issuers.

Each Fund's non-U.S. fixed income component (except the UBS Prime Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund) will typically be invested in securities issued by governments, corporations and supranational entities. A supranational entity is an entity established or financially supported by national governments of two or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the

World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Intra-Development Bank, the Export-Import Bank and the Asian Development Bank.

Debt securities of emerging market issuers include securities issued by government and government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities on which the return is derived primarily from other emerging market instruments. The Funds may invest indirectly in emerging market debt securities by purchasing securities of open-end and closed-end investment companies. The Funds may also invest a portion of their assets in securities of other series offered by the Trust. A Fund will invest in other series of the Trust only to the extent the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, a Fund may invest its assets in emerging market investments by purchasing shares of UBS Emerging Markets Debt Relationship Fund.

High Yield/Lower Rated Debt Securities (UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS Opportunistic High Yield Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund)

As set forth in the Parts A, these Funds may invest a portion of their net assets, to varying extents, in convertible and other debt securities rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Group ("S&P") or, if unrated, deemed to be of comparable quality by the Advisor (referred to herein as "below investment grade securities"). Ratings represent S&P's and Moody's respective opinions as to the quality of the debt securities they undertake to rate. However, the ratings are general and are not absolute standards of quality. Securities rated below "Baa" by Moody's and "BBB" by S&P are classified as below investment grade securities and are commonly referred to as "junk bonds." These securities are considered to be of poor standing and predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the debt securities and involve major risk exposure to adverse conditions. Such securities are subject to a substantial degree of credit risk. Below investment grade securities held by the Funds may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, below investment grade securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Below investment grade securities generally offer a higher current yield than that available from higher-grade securities, but involve greater risk. In the past, the high yields from below investment grade securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that the Funds will be protected from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on below investment grade securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Past economic recessions have resulted in default levels with respect to such securities in excess of historic averages.

The value of below investment grade securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, below investment grade securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for below investment grade securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for below investment grade securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of below investment grade securities are concentrated among a smaller group of securities dealers and institutional investors.

In periods of reduced secondary market liquidity, below investment grade securities' prices may become more volatile and the Funds' ability to dispose of particular issues when necessary to meet the Funds' liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Below investment grade securities frequently have call or redemption features which would permit an issuer to repurchase the securities from the Funds. If a call were exercised by the issuer during a period of declining interest rates, the Funds likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Funds.

Besides credit and liquidity concerns, prices for below investment grade securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding below investment grade securities.

Below investment grade securities issued by foreign issuers also entail greater risks than higher rated securities, including the risk of untimely interest and principal payments, default and price volatility. These securities may present problems of liquidity and valuation. A description of various bond ratings appears in Appendix B.

Treasury Inflation Protected Securities (all Funds)

Each Fund may, to varying degrees, invest in Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the U.S. Treasury. The UBS U.S. Treasury Inflation Protected Securities Relationship Fund will invest, under normal circumstances, at least 80% of its net assets in TIPS. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amounts will not drop below their face amounts at maturity.

In exchange for the inflation protection, TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for Federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.

Cash Equivalents (all Funds)

Each Fund may invest a portion of its assets in short-term debt securities of corporations, governments or agencies and banks and finance companies which may be denominated in U.S. or non-U.S. currencies (except for the UBS Prime Relationship Fund and the UBS U.S. Securitized Mortgage Relationship Fund, which may invest only in U.S. dollar denominated securities, and the UBS U.S. Treasury Inflation Protected Securities Relationship Fund, which may invest only in U.S. dollar denominated securities and Eurodollar securities). When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents up to a maximum exposure of 100% of the Fund's assets. A Fund's investment in temporary defensive investments may affect the Fund's ability to attain its investment objective.

The short-term debt securities in which a Fund may invest include demand notes, bank instruments, commercial paper and floating rate instruments. Demand notes are securities issued with a maturity date but callable for repayment by the lender or the borrower at a predetermined interval. Bank instruments in which the Fund may invest include bank loan participations, bank holding company commercial paper, deposits, bank notes and other bank related securities. Bank loan participations are loans sold by lending banks to investors. Bank holding company commercial paper is a form of short-term promissory note which is a direct obligation of a bank holding company. Deposits are obligations of a bank or its branches. Corporate commercial paper is a form of short-term promissory note issued by corporations primarily to finance short-term credit needs. Rates vary according to the credit standing of the issuers and money market conditions. Floating rate instruments are obligations with various final maturities and interest rates that are tied to other assorted market indices. Each Fund will not invest more than 15% of the value of its net assets (except the UBS Prime Relationship Fund, which will not invest more than 10% of the value of its net assets) in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable.

Under the terms of an exemptive order issued by the Commission, certain Funds may invest cash in a series of UBS Supplementary Trust (the "Supplementary Trust Series"):

     (a)  held for temporary defensive purposes;

     (b)  not invested pending investment in securities;

     (c) that is set aside to cover an obligation or commitment of the Funds to purchase securities or other assets at a later date;

     (d) to be invested on a strategic management basis ((a)-(d) are herein referred to as "Uninvested Cash"); and

     (e) collateral that the Funds receive from the borrowers of their portfolio securities in connection with the Funds' securities lending program.

UBS Supplementary Trust is a privately offered investment pool that has retained the Advisor to manage the Supplementary Trust Series' investments. The Trustees of the Trust also serve as trustees of UBS Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. A Fund's investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Fund's total assets. The UBS Prime Relationship Fund may invest all of its assets in the Supplementary Trust-U.S. Cash Management Prime Fund series of the UBS Supplementary Trust.

Non-Publicly Traded Securities, Private Placements and Restricted Securities (each Fund except UBS Short-Term Relationship Fund, UBS Short Duration Relationship Fund, UBS Enhanced Yield Relationship Fund, UBS U.S. Treasury Inflation Protected Securities Relationship Fund and the UBS Prime Relationship
Fund)

Certain Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of registration.

Rule 144A and Illiquid Securities (all Funds)

Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. Some examples of illiquid securities are (i) securities purchased under Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended (the "Securities Act"), (ii) over-the-counter options, and (iii) certain interest rate swaps. While maintaining oversight, the Board of Trustees (the "Board") has delegated to the Advisor the day-to-day function of determining whether or not Rule 144A Securities are liquid for purposes of each Fund's limitation on investments in illiquid assets. The Board has instructed the Advisor to consider the following factors in determining the liquidity of a Rule 144A Security:

     (a)  the frequency of trades and trading volume for the security;

     (b) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers;

     (c)  whether at least two dealers are making a market in the security; and

     (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

Although it has delegated the day-to-day liquidity determination to the Advisor, the Board will continue to monitor and will periodically review the Advisor's selection of Rule 144A Securities, as well as the Advisor's determination as to their liquidity.

If the Advisor determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's applicable 15% limit (or 10% limit, in the case of the UBS Prime Relationship Fund) on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation. This may include disposing of illiquid assets, including illiquid Rule 144A Securities.

Rule 144A Securities are traded among qualified institutional buyers. Investing in Rule 144A Securities could have the effect of increasing the level of the Funds' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Fund has no more than 15% of its net assets (and no more than 10% of the UBS Prime Relationship Fund's net assets) invested in illiquid securities.

Each Fund will limit investments in securities that may not be sold to the public without registration under the Securities Act ("restricted securities") to no more than 15% of each Fund's net assets (and no more than 10% of the UBS Prime Relationship Fund's net assets), excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Board.

Investment Company Securities (all Funds)

The Funds may invest in securities issued by open-end and closed-end investment companies. Under Section 12(d)(1) of the Investment Company Act, a Fund's investment in such securities, subject to certain exceptions, currently is limited to: (i) no more than 3% of the total voting stock of any one such investment company, (ii) no more than 5% of the Fund's total assets invested in any one such investment company, and (iii) no more than 10% of the Fund's total assets invested in other investment companies in the aggregate. Investments in the securities of other investment companies may involve duplication of certain fees and expenses.

The Trust has received an exemptive order from the Commission which permits each Fund to invest its assets in securities of other series offered by the Trust. A Fund will invest in such series to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investment in a series of the Trust as opposed to investment directly in individual securities. Investments by the Fund in another series of the Trust may involve transaction costs, but not duplication of other fees and expenses because the Advisor and other service providers will waive fees or reimburse expenses to avoid such duplication.

A Fund's investments in any other series of the Trust, each of which invests primarily in one asset class (a "Core Series"), will not be subject to the percentage limitations described above. To the extent that a Fund invests in the Trust's other series ("Other Series") and particular open-end investment companies other than the Core Series, the Fund will be subject to the percentage limitations described above and the Fund's investments in such other investment companies will be aggregated with its investments in the Other Series for purposes of these limitations.

Foreign and Emerging Market Investments (UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Corporate Bond Relationship
Fund)

Certain Funds may invest in securities of foreign issuers that are not publicly traded in the United States, and of governmental and supranational entities (entities established or financially supported by national governments of two or more countries to promote reconstruction or development). Certain Funds may also invest in debt securities in which the return is derived primarily from other emerging market instruments.

Risks of Investing in Foreign Securities. Investing in foreign issuers involves risks, including those set forth in the Funds' Parts A, that are not typically associated with investing in U.S. issuers. There is generally less information available to the public about non-U.S. issuers and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Fund. Additionally, in some countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of a Fund, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Advisor will take these factors into consideration in managing the Funds' investments. Each Fund reserves the right to invest a substantial portion of its assets in one or more countries if economic and business conditions warrant such investments.

The securities of foreign issuers are frequently denominated in foreign currencies, and the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The U.S. dollar market value of a Fund's investments and of dividends and interest earned by the Fund may be significantly affected by changes in currency exchange rates. The Funds may, but are not required to, enter into forward foreign currency exchange contracts, futures, options or swaps in order to hedge, or enhance returns from, portfolio holdings and commitments against changes in currency rates. Although a Fund may attempt to manage currency exchange rate risk, there is no assurance that the Fund will do so at an appropriate time or that it will be able to predict exchange rates accurately.

There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of the types of foreign securities purchased by the Funds. Payment of such interest equalization tax, if imposed, would reduce the Funds' rates of return on investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Funds by U.S. issuers.

Risks of Investing in Emerging Markets. The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment.

The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or to repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner.

The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

Russian Securities Transactions (UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Core Plus Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund)

Certain Funds may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Investment Company Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning a Fund's investments in Russian securities. Among these procedures is a requirement that a Fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Fund. This requirement will likely have the effect of precluding investments in certain Russian companies that a Fund would otherwise make.

Brady Bonds (UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Corporate Bond Relationship Fund)

Certain Funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay, Panama, Peru and Venezuela. Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. The Funds will only invest in dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, and are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which a Fund invests will not be subject to restructuring or to requests for a new credit arrangement which may cause the Fund to suffer a loss of interest or principal in any of its holdings.

Structured Securities (UBS Global Securities Relationship Fund, UBS Global Aggregate Bond Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS

U.S. Core Plus Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Corporate Bond Relationship Fund)

Certain Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, a Fund's investments in Structured Securities will be limited by the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Currency Management (UBS Global Securities Relationship Fund, UBS Global Aggregate Bond Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS U.S. Bond Relationship Fund, UBS Short-Term Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund)

To manage exposure to currency fluctuations, a Fund may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and purchase securities indexed to currency baskets. A Fund may also, but is not required to, use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require a Fund to segregate liquid assets in accordance with Commission positions to cover its obligations.

Eurodollar Securities (UBS Global Securities Relationship Fund, UBS Global Aggregate Bond Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS U.S. Bond Relationship Fund, UBS Short-Term Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Short Duration Relationship Fund, UBS Enhanced Yield Relationship Fund, UBS U.S. Treasury Inflation Protected Securities Relationship Fund, the UBS Prime Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Corporate Bond Relationship Fund)

Certain Funds may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

Zero Coupon and Delayed Interest Securities (UBS Global Securities Relationship Fund, UBS Global Aggregate Bond Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Short-Term Relationship Fund, UBS Short Duration Relationship Fund, UBS Enhanced Yield Relationship Fund, UBS U.S. Treasury Inflation Protected Securities Relationship Fund, UBS Prime Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Corporate Bond Relationship Fund)

Certain Funds may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and value at maturity. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit quality that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon or delayed interest security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount) that accrues that year, even though the holder receives no cash payments of interest during the year.

Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and unmatured interest coupons and receipts for underlying principal ("coupons") of U.S. Treasury securities, which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and Certificate of Accrual on Treasuries ("CATs"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The staff of the Commission does not consider such privately stripped obligations to be government securities, as defined in the Investment Company Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury securities have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for federal tax purposes.

Pay-In-Kind Bonds (UBS Global Securities Relationship Fund, UBS Global Aggregate Bond Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Short Duration Relationship Fund, UBS Enhanced Yield Relationship Fund, UBS U.S. Treasury Inflation Protected Securities Relationship Fund, the UBS Prime Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Corporate Bond Relationship Fund)

Certain Funds may invest in pay-in-kind bonds. Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

Mortgage-Backed Securities and Mortgage Pass-Through Securities (UBS Global Securities Relationship Fund, UBS Global Aggregate Bond Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Short-Term Relationship Fund, UBS Short Duration Relationship Fund, UBS Enhanced Yield Relationship Fund, UBS U.S. Treasury Inflation Protected Securities Relationship Fund, the UBS Prime Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Corporate Bond Relationship Fund)

Certain Funds may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by GNMA is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of the Funds' shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs.

Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation or FHLMC) are supported by the issuer's right to borrow from the U.S. Treasury; while others, such as those issued by Fannie Mae, are supported only by the credit of the issuer. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments.

Unscheduled or early payments on the underlying mortgage may shorten the securities' effective maturities and reduce returns. The Funds may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund, because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.


Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs") (UBS Global Securities Relationship Fund, UBS Global Aggregate Bond Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Short-Term Relationship Fund, UBS Short Duration Relationship Fund, UBS Enhanced Yield Relationship Fund, UBS U.S. Treasury Inflation Protected Securities Relationship Fund, the UBS Prime Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Corporate Bond Relationship Fund)

Certain Funds may invest in CMOs and REMICs. A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae, and their income streams. The UBS U.S. Securitized Mortgage Relationship Fund may invest in CMO Floaters. A CMO Floater is a CMO where the coupon is reset each period at a specific spread over the London Interbank Offered Rate ("LIBOR") rate of interest.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

REMICs are similar to CMOs in that they issue multiple classes of securities. Most, if not all, newly issued debt securities backed by pools of real estate mortgages will be issued as regular and residual interests in REMICs, because as of January 1, 1992, new CMOs which do not make REMIC elections will be treated as "taxable mortgage pools," a wholly undesirable tax result. Under certain transition rules, CMOs in existence on December 31, 1991 are unaffected by this change. The Funds will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Internal Revenue Code of 1986, as amended.

Other Mortgage-Related Securities. Certain Funds may invest in other mortgage-related securities. The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with each Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities (UBS Global Securities Relationship Fund, UBS Global Aggregate Bond Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Short-Term Relationship Fund, UBS Short Duration Relationship Fund, UBS Enhanced Yield Relationship Fund, UBS U.S. Treasury Inflation Protected Securities Relationship Fund, the UBS Prime Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Corporate Bond Relationship Fund)

Certain Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass through certificates" or "collateralized obligations." Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot adequately or in many cases, ever, be established.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issuance of asset-backed securities is generally based on historical credit information about the degree of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issuance of asset-backed securities.

When-Issued Securities (UBS Global Securities Relationship Fund, UBS Global Aggregate Bond Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Short-Term Relationship Fund, UBS Short Duration Relationship Fund, UBS Enhanced Yield Relationship Fund, UBS U.S. Treasury Inflation Protected Securities Relationship Fund, the UBS Prime Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Corporate Bond Relationship Fund)

Certain Funds may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. A Fund does not earn interest on such securities the Fund has committed to purchase until the securities are paid for and delivered on the settlement date. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Funds will commit to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

Repurchase Agreements (all Funds)

Each Fund may enter into repurchase agreements with banks or broker-dealers. When a Fund enters into a repurchase agreement, the Fund purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and the counterparty.

As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by the Fund to the seller, secured by the securities transferred to the Fund. In accordance with the Investment Company Act, repurchase agreements will be fully collateralized, and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other securities which are not readily marketable (illiquid securities), would exceed 15% of the value of the net assets of such Fund (or would exceed 10% of the value of the net assets of the UBS Prime Relationship
Fund).

In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to a Fund would be dependent upon intervening fluctuations of the market value of, and the accrued interest on, the underlying security. Although a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of a Fund to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

Reverse Repurchase Agreements (all Funds)

Each Fund may enter into reverse repurchase agreements with banks or broker-dealers. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. The Funds retain record ownership and the right to receive interest and principal payments on the portfolio securities involved. During the reverse repurchase period, the Fund continues to receive principal and interest payments on these securities. In connection with each reverse repurchase transaction, cash or other liquid assets will be designated for segregation in accordance with Commission positions in an amount equal to the repurchase price. Reverse repurchase agreements have the same risk characteristics as borrowing transactions of a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Borrowing (all Funds)

All Funds are authorized to borrow money, from time to time, as a temporary measure for extraordinary purposes or to facilitate redemptions in amounts up to 33 1/3% of the value of each Fund's total assets. The Funds have no intention of increasing net income through borrowing. Any borrowing will be from a bank with the required asset coverage of at least 300%. In the event that such asset coverage falls below 300%, a Fund will, within three days thereafter (not including Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings will be at least 300%.

The use of borrowing by a Fund involves special risks that may not be associated with other portfolios having similar objectives. Since substantially all the assets of the Funds fluctuate in value while the interest obligations remain fixed, an increase or decrease of the asset value per share of a Fund will be greater than would be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities in order to meet interest or principal payments, or to satisfy restrictions on borrowings, at a time when investment considerations would otherwise not favor such sales.

Loans of Portfolio Securities (all Funds)

All Funds may lend portfolio securities to broker-dealers and financial institutions provided the following conditions are satisfied: (1) the loan is secured continuously by collateral in the form of cash, U.S. government securities or other liquid assets marked-to-market daily and maintained in an amount at least equal to the current market value of the loaned securities; (2) after giving three business days' notice the applicable Fund may call the loan and receive the securities loaned; (3) the applicable Fund will receive any interest or dividends paid on the loaned securities; (4) the aggregate market value of securities loaned by the applicable Fund will not at any time exceed 33 1/3% of the total assets of the Fund; and (5) the Fund must pay only reasonable custodian fees in connection with the loan.

Collateral will consist of cash, U.S. government securities or other liquid assets permitted by the Commission. Loans of securities involve a risk that the borrower may fail to return the loaned securities or may fail to maintain the proper amount of collateral. Therefore, a Fund will enter into portfolio securities loans only after a review of all pertinent facts by the Advisor and the lending agent, subject to the overall supervision by the Board. Such reviews will be monitored on an ongoing basis. In addition, the lending agent is obligated to replace the loaned securities with a like amount of securities of the same issuer, class and denomination in the event the loaned securities are not returned by a borrower in accordance with the arrangements between the borrower and the lending agent. Creditworthiness of the borrower will be monitored on an ongoing basis by the Advisor or the lending agent. Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing cash subjects that investment to market risk (i.e., capital appreciation or depreciation).

Loan Participations and Assignments (UBS Global Securities Relationship Fund, UBS Global Aggregate Bond Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS Short-Term Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Corporate Bond Relationship Fund)

Certain Funds may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Fund's investment in Loans is expected in most instances to be in the form of participations in loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties.

A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Advisor to be creditworthy. When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Because there may be no liquid market for Participations and Assignments, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. To the extent that a Fund cannot dispose of a Participation or Assignment in the ordinary course of business within seven days at approximately the value at which it has valued the Participation or Assignment, it will treat the Participation or Assignment as illiquid and subject to its overall limit on illiquid investments of 15% of its net assets.

Variable Amount Master Demand Notes and Funding Agreements

The UBS Short-Term Relationship Fund may invest in variable amount master demand notes and funding agreements, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and an issuer, such as a bank, broker or insurance company. The principal amount of these instruments may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. Master demand notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated. Funding agreements may or may not be payable on demand (subject to any applicable advance notice provisions).

Other Investment Vehicles Available to the Funds

The Board may, in the future, authorize a Fund to invest in securities other than those listed in Parts A or Part B of this Registration Statement, provided such investment would be consistent with the applicable Fund's investment objective and would not violate any fundamental investment policies or restrictions applicable to such Fund. The investment policies described above, except for the discussion of percentage limitations with respect to portfolio lending transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the Investors.

Investment Practices Available to the Funds

Certain Funds may buy and sell put and call options and may attempt to manage the overall risk of portfolio investments through hedging strategies, enhance income, or replicate a fixed income return by using swaps, options, futures contracts and forward currency contracts. Hedging strategies may also be used in an attempt to manage the Funds' average durations, foreign currency exposures and other risks of the Funds' investments which can affect fluctuations in the Funds' net asset values. The Funds intend to use such investment practices at the discretion of the Advisor. A detailed discussion of these various investment practices, the limitations on the portion of the Funds' assets that may be used in connection with these investment practices and the risks associated with such investment practices is included in the Appendix A of this Part B.

Limitations On Futures and Options Transactions

The Trust has filed a notice of eligibility for exclusion from the definition of "commodity pool operator" within the meaning provided in the Commodity Exchange Act ("CEA") and regulations promulgated thereunder by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. The Funds intend to comply with Section 4.5 of the regulations under the CEA, which limits, in non-hedging situations, the extent to which the Funds can commit assets to initial margin deposits and options premiums.

Investment Restrictions of the Funds

Each Fund is subject to the investment restrictions set forth below adopted by the Board, which constitute fundamental policies and may not be changed, as to a Fund, without the approval of a majority of the outstanding voting shares of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds and apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

Except as set forth in the Parts A, in this Part B or in an exception below, each Fund may not:

     (i) Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts. (This limitation does not apply to UBS U.S. Equity Relationship Fund and UBS International Equity Relationship Fund);

     (ii) Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts. (This limitation does not apply to UBS U.S. Equity Relationship Fund, UBS International Equity Relationship Fund and UBS U.S. Bond Relationship
          Fund);

     (iii) Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions; or (c) making short sales of securities up to 10% of the Fund's net assets to the extent permitted by the Investment Company Act and any rule or order thereunder, or Commission staff interpretations thereof. (This limitation does not apply to UBS U.S. Equity Relationship Fund, UBS International Equity Relationship Fund, UBS High Yield Relationship Fund and UBS U.S. Bond Relationship Fund);

     (iv) Make loans to other persons, except (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. (This limitation does not apply to UBS U.S. Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund and UBS High Yield Relationship Fund);

     (v) Borrow money in excess of 33 1/3% of the value of its assets except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. (This limitation does not apply to UBS U.S. Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund and UBS High Yield Relationship Fund);

     (vi) Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies). (This limitation does not apply to UBS International Equity Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund.); and

    (vii) Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares. (This limitation does not apply to UBS U.S. Equity Relationship Fund, UBS International Equity Relationship Fund and UBS High Yield Relationship Fund).

Except as set forth in the Parts A, in this Part B or in an exception below, the UBS U.S. Equity Relationship Fund, UBS International Equity Relationship Fund, and UBS U.S. Bond Relationship Fund, may not:

     (i) Invest in real estate or interests in real estate (provided that this will not prevent the Fund from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate). (This limitation does not apply to UBS U.S. Bond Relationship
          Fund);

     (ii) Invest in interests in oil, gas and/or mineral exploration or development programs or leases;

     (iii) Purchase or sell commodities or commodity contracts, except each Fund may enter into futures contracts and options thereon in accordance with this Registration Statement and may engage in forward foreign currency contracts and swaps;

     (iv) Make investments in securities for the purpose of exercising control over or management of the issuer. (This limitation does not apply to UBS U.S. Bond Relationship Fund);

     (v) Sell securities short, except "short sales against the box" or purchase securities on margin, and also except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

     (vi) Make loans, except that this restriction shall not prohibit: (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities; (b) the lending of portfolio securities; or (c) entry into repurchase agreements with banks or broker-dealers. (This limitation does not apply to UBS U.S. Bond Relationship Fund);

     (vii) Borrow money except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions and in no event in excess of 33 1/3% of the value of its total assets. All borrowings will be from a bank and to the extent that such borrowings exceed 5% of the value of the Fund's assets, asset coverage of at least 300% is required. UBS International Equity Relationship Fund will not purchase securities while borrowings exceed 5% of that Fund's total assets. (This limitation does not apply to UBS U.S. Bond Relationship Fund);

     (viii) Issue senior securities as defined in the Investment Company Act except that this restriction will not prevent the Funds from entering into repurchase agreements or reverse repurchase agreements, borrowing money in accordance with restriction (vii) above or purchasing when-issued, delayed delivery or similar securities;

     (ix) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by foreign governments or their political subdivisions, or by supranational organizations) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund. (This limitation does not apply to UBS U.S. Bond Relationship Fund);

     (x) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may technically be deemed to be an "underwriter" as that term is defined in the Securities Act, in selling a portfolio security. (This limitation does not apply to UBS U.S. Bond Relationship Fund); and

     (xi) Invest in securities of any open-end or closed-end investment company, except in accordance with the Investment Company Act or any exemptive order therefrom obtained from the Commission which permits investment by a Fund in other funds or other investment companies or series thereof advised by the Advisor, and also may invest in the securities of closed-end investment companies at customary brokerage commission rates. (This limitation does not apply to UBS U.S. Bond Relationship
          Fund)

Except as set forth in the Parts A, in this Part B or in an exception below, the UBS U.S. Securitized Mortgage Relationship Fund and UBS High Yield Relationship Fund may not:

     (i) Sell securities short, except "short sales against the box" or purchase securities on margin, and also except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin. (This limitation does not apply to UBS High Yield Relationship Fund);

     (ii) Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the Investment Company Act and any rule or order thereunder, or Commission staff interpretations thereof. (This limitation does not apply to UBS U.S. Securitized Mortgage Relationship Fund);

     (iii) Make loans to other persons, except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The UBS High Yield Relationship Fund may also make loans to affiliated investment companies to the extent permitted by the Investment Company Act or any exemptions therefrom that may be granted by the Commission;

     (iv) Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Investment Company Act, for temporary or emergency purposes from any person in an amount not exceeding 5% of its total assets, or to the extent permitted by any exemptions therefrom which may be granted by the Commission staff, but in any event all borrowings may not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed). (This limitation applies to UBS U.S. Securitized Mortgage Relationship Fund only);

     (v) Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Investment Company Act, or to the extent permitted by any exemptions therefrom which may be granted by the Commission staff, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed). (This limitation applies to UBS High Yield Relationship Fund only); and

     (vi) Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares. (This limitation does not apply to UBS U.S. Securitized Mortgage Relationship Fund)

The following investment restriction applies to the DSI Enhanced S&P 500'r' Relationship Fund. The Fund may not: purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

In addition to the investment restrictions described above for the Fund, the UBS Opportunistic Emerging Markets Debt Relationship Fund may not concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies), except that the Fund, from time to time, may invest 25% or more of its total assets in the sovereign debt of an emerging market country based on the Advisor's analysis of the relative attractiveness of the particular emerging market country considering current market conditions.

Change of Primary Investment Strategy
-------------------------------------

For the DSI Enhanced S&P 500'r' Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global Aggregate Bond Relationship Fund, UBS International Equity Relationship Fund, UBS High Yield Relationship Fund, UBS U.S. Intermediate Cap Equity Relationship Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Short-Term Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Equity Relationship Fund, UBS Short Duration Relationship Fund, UBS U.S. Small Cap Equity Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS U.S. Treasury Inflation Protected Securities Relationship Fund, UBS Enhanced Yield Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Prime Relationship Fund and UBS Corporate Bond Relationship Fund, the Trust will provide shareholders of a Fund with 60-days' advance written notice of any change in the Fund's investment policy, as set forth in the Part A, that states that the Fund will invest at least 80% of its net assets in a particular type of investment. Such notice will conform to the requirements of Rule 35d-1(c) under the Investment Company Act.

Item 13. Management of the Trust.

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS Global Asset Management (Americas) Inc., are listed below. The Trustee listed below whose name is marked by an asterisk (*) is an "interested person" (as defined in the Investment Company Act) of the Trust by virtue of his affiliation with the Advisor (the "Interested Trustee"). The other three Trustees are referred to as the "Non-Interested Trustees."

NON-INTERESTED TRUSTEES

                                    Term of                                        Number of
                   Position(s)     Office(1)                                  Portfolios in Fund
    Name, Age       Held with    and Length of   Principal Occupation(s)       Complex Overseen         Other Directorships
   and Address        Trust       Time Served      During Past 5 Years            by Trustee              Held by Trustee
----------------   -----------   -------------   -----------------------   ------------------------   ------------------------
Walter E. Auch     Trustee       Since 1994      Mr. Auch is retired.      Mr. Auch is a trustee      Mr. Auch is a Trustee
6001 N. 62nd                                     Prior thereto, he was     of four investment         of Advisors Series
Place                                            Chairman and CEO of       companies (consisting of   Trust since 1997 (16
Paradise Valley,                                 Chicago Board of          42 portfolios) for which   portfolios); Smith
AZ 85253                                         Options Exchange          UBS Global Asset           Barney Fund Complex
Age: 82                                          (1979-1986). He is also   Management (Americas)      since 1992 (27
                                                 a Trustee of UBS          Inc. ("UBS Global AM       portfolios); Nicholas
                                                 Supplementary Trust       (Americas)") or one of     Applegate Institutional
                                                 since 1997.               its affiliates serves as   Funds since 1992 (19
                                                                           investment advisor,        portfolios) and Banyan
                                                                           sub-advisor or manager.    Strategic Realty Trust
                                                                                                      since 1998. He is also
                                                                                                      a Director of Express
                                                                                                      America Holdings Corp.
                                                                                                      since 1992 and Semele
                                                                                                      Group Inc. since 1987.

Frank K. Reilly    Chairman      Since 1994      Mr. Reilly is a           Mr. Reilly is a director   Mr. Reilly is a Director
College of         and Trustee                   Professor at the          or trustee of five         of Discover Bank since
Business                                         University of Notre       investment companies       1993; Morgan Stanley
Administration                                   Dame since 1982.          (consisting of 43          Trust, FSB since 1996;
University of                                    He is also a Trustee      portfolios) for which      and NIBCO, Inc. since
Notre Dame                                       of UBS Supplementary      UBS Global AM (Americas)   1993.
Notre Dame, IN                                   Trust since 1997. Mr.     or one of its affiliates
46556-0399                                       Reilly was a Director     serves as investment
Age: 67                                          of Battery Park Funds     advisor, sub-advisor or
                                                 Inc. (1995-2001).         manager.

Edward M. Roob     Trustee       Since 1994      Mr. Roob is retired.      Mr. Roob is a director     Mr. Roob is a Trustee of
841 Woodbine                                     Prior thereto, he was a   or trustee of five         the CCM Fund Complex
Lane                                             Senior Vice President     investment companies       since 2001 (14
Northbrook, IL                                   of Daiwa Securities       (consisting of 43          portfolios).
60002                                            America Inc. 1986-1993.   portfolios for which UBS
Age: 68                                          He is also a Trustee of   Global AM (Americas) or
                                                 UBS Supplementary Trust   one of its affiliates
                                                 since 1997 and Director   serves as investment
                                                 of UBS Global Asset       advisor, sub-advisor or
                                                 Management Trust          manager.
                                                 Company since 1993. Mr.
                                                 Roob was a Committee
                                                 Member of the Chicago
                                                 Stock Exchange from
                                                 1993-1999.

INTERESTED TRUSTEE

                                Term of                                        Number of
    Name       Position(s)   Office(1) and                                Portfolios in Fund
 Address and    Held with      Length of     Principal Occupation(s)       Complex Overseen       Other Directorships
    Age           Trust       Time Served      During Past 5 Years            by Trustee            Held by Trustee
------------   -----------   -------------   -----------------------   ------------------------   -------------------
Brian M.       Trustee and   Since 2001      Mr. Storms is chief       Mr. Storms is a trustee    None
Storms*        President                     executive officer         of four investment
51 W. 52nd                                   (since July 2002),        companies (consisting of
Street                                       director and president    42 portfolios) for which
16th Floor                                   of UBS Global Asset       UBS Global AM (Americas)
New York, NY                                 Management (US) Inc.      or one of its affiliates
10019                                        ("UBS Global AM")         serves as investment
Age: 48                                      (since March 1999).       advisor, sub-advisor or
                                             He is also chief          manager.
                                             executive officer
                                             (since July  2002), a
                                             member of the board of
                                             directors and president
                                             of UBS Global AM
                                             (Americas) and UBS
                                             Global Asset Management
                                             (New York) Inc. ("UBS
                                             Global AM (New York)")
                                             (since October 2001).
                                             Mr. Storms was chief
                                             executive officer of
                                             UBS Global AM from
                                             October 2000 to
                                             September 2001 and
                                             chief operating officer
                                             of UBS Global AM
                                             (Americas) and UBS
                                             Global AM (New York)
                                             from September 2001 to
                                             July 2002. He was a
                                             director or trustee of
                                             several investment
                                             companies in the UBS
                                             Family of Funds
                                             (1999-2001). He was
                                             president of Prudential
                                             Investments (1996-1999)
                                             . Prior to joining
                                             Prudential Investments,
                                             he was a managing
                                             director at Fidelity
                                             Investments. Mr. Storms
                                             is president and
                                             trustee of UBS
                                             Supplementary Trust
                                             since 2001.
                                             Mr. Storms is president
                                             of 19 investment
                                             companies (consisting
                                             of 40 portfolios) for
                                             which UBS Global AM
                                             (Americas) or one of
                                             its affiliates serves
                                             as investment advisor
                                             or manager.

(1)  Each Trustee holds office for an indefinite term.

OFFICERS

                                        Term of
      Name          Position(s)       Office+ and
  Address and        Held with         Length of
      Age            the Trust        Time Served                   Principal Occupation(s) During Past 5 Years
----------------   --------------   ---------------   ----------------------------------------------------------------------
Amy R.             Vice President   Vice President    Ms. Doberman is a managing director and general counsel of UBS Global
Doberman*          and Assistant    since 2001 and    AM. From December 1997 through July 2000, she was general counsel of
Age: 41            Secretary        Assistant         Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms.
                                    Secretary since   Doberman was assistant chief counsel of the SEC's Division of
                                    2002              Investment Management. Ms. Doberman is vice president and assistant secretary of UBS Supplementary Trust and five investment companies
                                                      (consisting of 43 portfolios) and vice president and secretary of 19 investment companies (consisting of 40 portfolios) for which UBS
                                                      Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

David M.           Vice President   Since 2002        Mr. Goldenberg is an executive director and deputy general counsel of
Goldenberg*        and Secretary                      UBS Global AM. From 2000 to 2002, he was director, legal affairs at
Age: 36                                               Lazard Asset Management. Mr. Goldenberg was global director of compliance for SSB Citi Asset Management Group from 1998 to 2000. He was associate general counsel at Smith Barney Asset Management from
                                                      1996 to 1998. Prior to working at Smith Barney Asset Management, Mr.
                                                      Goldenberg was branch chief and senior counsel in the SEC's Division of Investment Management. Mr. Goldenberg is a vice president and secretary of UBS Supplementary Trust and of five investment companies
                                                      (consisting of 43 portfolios) and vice president and assistant secretary of 19 investment companies (consisting of 40 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F.            Assistant        Since 1999        Mr. Kemper is an executive director of UBS Global AM (Americas) since
Kemper**           Secretary                          2001. He was Director of UBS Global AM (Americas) 1997-2000; Partner
Age: 45                                               of UBS Global AM (Americas) 1993-1996; Secretary of UBS Global AM
                                                      (Americas) since 1999; Assistant Secretary of UBS Global AM (Americas)
                                                      1993-1999; and Assistant Secretary of UBS Global Asset Management
                                                      Trust Company since 1993. Mr. Kemper is secretary of UBS Global Asset
                                                      Management (New York) since 1998 and Assistant Secretary, Brinson
                                                      Holdings, Inc. from 1993-1998. Mr. Kemper is an Assistant Secretary of
                                                      UBS Supplementary Trust and of three investment companies (consisting of 40 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

                                        Term of
      Name          Position(s)       Office+ and
  Address and        Held with         Length of
      Age            the Trust        Time Served                   Principal Occupation(s) During Past 5 Years
----------------   --------------   ---------------   ----------------------------------------------------------------------
Joseph T.          Assistant        Since 2001        Mr. Malone is a director and a senior manager of the mutual fund
Malone*            Treasurer                          finance department of UBS Global AM. From August 2000 through June
Age: 34                                               2001, he was controller at AEA Investors Inc. From March 1998 to
                                                      August 2000, Mr. Malone was a manager within the investment management services department at PricewaterhouseCoopers LLC. Prior to 1998, he was vice president of the mutual fund services group of Bankers Trust
                                                      & Co. Mr. Malone is an assistant treasurer of UBS Supplementary Trust and of three investment companies for which UBS Global AM (Americas)
                                                      or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rita Rubin*        Assistant        Since 2002        Ms. Rubin is a director and associate general counsel of UBS Global
Age: 32            Secretary                          AM. From 1999 - 2001, she was an attorney with the law firm of
                                                      Kirkpatrick & Lockhart LLP. Prior thereto, she was a legal administrative officer at Alliance Capital Management, L.P. Ms. Rubin is an assistant secretary of UBS Supplementary Trust and of four investment companies (consisting of 41 portfolios) for which UBS
                                                      Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Paul H.            Treasurer and    Since 2001        Mr. Schubert is an executive director and head of the mutual fund
Schubert*          Principal                          finance department of UBS Global AM. Mr. Schubert is treasurer and
Age: 40            Accounting                         principal accounting officer of UBS Supplementary Trust and of three
                   Officer                            investment companies (consisting of 40 portfolios), a vice president and treasurer of 20 investment companies (consisting of 41 portfolios), and treasurer and chief financial officer of one investment company (consisting of two portfolios) for which UBS Global
                                                      AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph             Vice President   Since 2002        Mr. Varnas is managing director, chief technology officer and head of
Varnas*                                               product, technology & operations of UBS Global AM (since March 2001).
Age: 35                                               From 2000 to 2001, he was manager of product development at UBS
                                                      PaineWebber Investment Management Services. Mr. Varnas was a senior analyst in the technology services group at Merrill Lynch from 1995 to
                                                      1999. Mr. Varnas is Vice President of UBS Supplementary Trust and
                                                      three investment companies (consisting of 40 portfolios) for which UBS
                                                      Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

----------
*    This person's business address is 51 West 52nd Street, New York, NY
     10019-6114.

**   This person's business address is One North Wacker Drive, Chicago, IL
     60606.

+ Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

                                                Aggregate Dollar Range of Equity Securities in
                                                 All Registered Investment Companies Overseen
                                                      by Trustee for which UBS Global AM
                                                 (Americas), UBS PaineWebber or an Affiliate
                       Dollar Range of Equity    Serves as Investment Advisor, Sub-Advisor or
      Trustee           Securities in Trust+                       Manager+
--------------------   ----------------------   ----------------------------------------------
Interested Trustee
------------------

Brian M. Storms                 None                                 None

Independent Trustees
--------------------

Walter E. Auch                  None                           $10,001 - $50,000

Frank K. Reilly                 None                             over $100,000

Edward M. Roob                  None                             over $100,000

+    Information regarding ownership is as of December 31, 2002.

     INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY
      UBS GLOBAL AM (AMERICAS) OR ANY COMPANY CONTROLLING, CONTROLLED BY OR
               UNDER COMMON CONTROL WITH UBS GLOBAL AM (AMERICAS)

As of December 31, 2002, the Independent Trustees did not own any securities issued by UBS Global AM (Americas) or any company controlling, controlled by or under common control with UBS Global AM (Americas).

                               Compensation Table

                                                   Pension or             Total
                            Estimated Annual       Retirement         Compensation
                               Aggregate        Benefits Accrued   From the Trust and
                              Compensation      As Part of Fund       Fund Complex
 Name and Position Held     From the Trust(1)       Expenses       Paid to Trustees(2)
------------------------   ------------------   ----------------   -------------------
Walter E. Auch, Trustee         $21,600                N/A               $54,300
Frank K. Reilly, Trustee        $21,600                N/A               $68,550
Edward M. Roob, Trustee         $21,600                N/A               $68,550

(1) Represents estimated aggregate annual compensation to be paid by the Trust to each Trustee indicated.

(2) This amount represents the aggregate amount of compensation paid to the Trustees for: service on the Board of Directors/Trustees of three (with regard to Mr. Auch) and four (with regard to Messrs. Reilly and Roob) other investment companies managed by UBS Global AM (Americas) or an affiliate for the fiscal year ending December 31, 2002.

The amount of the Trust's shares owned by the Trustees and officers is less than 1% of the Trust's issued and outstanding shares. No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Funds for services to the Funds. The Trust pays each Trustee who is not affiliated with the Advisor a fee of $6,000 per year, plus $300 per Fund per meeting and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel to and from and attendance at Board meetings.

Each of the Trustees, except Mr. Storms, sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) recommend the selection of the Trust's independent auditors; (ii) review and approve the scope of the independent auditors' audit activity; (iii) review the financial statements which are the subject of the independent auditors' certification; and
(iv) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. The Audit Committee met once during the fiscal year ended December 31, 2002. There are no separate Nominating or Investment Committees. Items pertaining to these Committees are submitted to the full Board.

Item 14. Control Persons and Principal Holders of Securities.

As of March 31, 2003, the officers and Trustees, individually and as a group, owned beneficially less than 1% of the voting securities of each Fund.

As of March 31, 2003, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of each Fund listed below. (The Funds not listed below either had not commenced operations as of such date, or there was no person who owned of record or beneficially more than 5% of the Fund's outstanding voting shares.)

Name & Address of Beneficial and Record Owners     Percentage
------------------------------------------------   ----------
UBS GLOBAL SECURITIES RELATIONSHIP FUND

*UBS Global Asset Management Trust Co. -             40.28%
UBS Global Securities Collective Fund
Chicago, IL

UBS Cayman Islands Ltd. for UBS                      11.01%
Brinson Global Frontier Port Ltd.
Georgetown, Grand Cayman

UBS Cayman Islands Ltd. for UBS                       7.48%
Brinson Global Frontier Fund Ltd.
Georgetown, Grand Cayman

The Bank of New York as Trustee                       7.05%
for Georgia Power
New York, NY

David B. Howard                                       6.69%
Leland, MI

UBS U.S. EQUITY RELATIONSHIP FUND

*Mary Hitchcock Memorial Hospital                    91.08%
Lebanon, NH

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

*District Board of Trustees of Miami                 83.82%
Dade Community College
Miami, FL

Osteopathic Heritage Foundation                      16.18%
of Nelsonville
Columbus, OH

UBS U.S. VALUE EQUITY RELATIONSHIP FUND

*UBS Global Asset Management Trust Co. -             90.09%
UBS U.S. Value Equity Collective Fund
Chicago, IL

Strafe & Co FAO Indianapolis                          8.77%
Symphony Orchestra Foundation
Westerville, OH

UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND

*UBS Global Asset Management Trust Co. -             49.26%
UBS U.S. Equity Collective Fund
Chicago, IL

UBS Pension Fund                                     23.08%
Zurich, Switzerland

Global Asset Management Trust Co. -                  13.92%
UBS Global Securities Relationship Fund
Chicago, IL

Global Asset Management Trust Co. -                   6.27%
UBS U.S. Small Cap Equity Collective Fund
Chicago, IL

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

Edna McConnell Clark Foundation                      32.96%
New York, NY

*Board of Regents of the                             32.76%
University of Wisconsin System

Madison, WI

Baptist Health System Inc.                           13.67%
Birmingham, AL

Ronald Family Trust B                                12.86%
Reno, NV

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

*UBS Global Asset Management Trust Co. -             51.58%
UBS Emerging Markets Equity Collective Fund
Chicago, IL

UBS Global Asset Management Trust Co. -              18.48%
UBS Global Securities Relationship Fund
Chicago, IL

UBS Global Asset Management Trust Co. -              11.12%
UBS Multi-Asset Portfolio Collective Fund
Chicago, IL

UBS GLOBAL ASSET MANAGMENT TRUST CO. -                7.49%
UBS Global Allocation Fund
Chicago, IL

Edna McConnell Clark Foundation                       5.18%
New York, NY

UBS U.S. BOND RELATIONSHIP FUND

*Howard Charitable Foundation                        68.24%
Seattle, WA

*Nemours Foundation                                  29.05%
Jacksonville, FL

UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND

*Wilmington Trust Trustee for                        61.02%
The Brinson Partners Supplemental
Incentive Compensation Plan
Wilmington, DE

*UBS Global Asset Management Trust Co. -             28.74%
UBS U.S. Cash Management Prime Collective Fund
Chicago, IL

UBS HIGH YIELD RELATIONSHIP FUND

*UBS Global Asset Management Trust Co. -             25.75%
UBS U.S. High Yield Bond Collective Fund
Chicago, IL

Telias Pensionsstiftelse 2                           21.55%
Farsta, Sweden

UBS Relationship Funds                               18.24%
UBS Global Securities Relationship Fund
Chicago, IL

UBS Global Asset Management Trust Co. -              11.11%
UBS Multi-Asset Portfolio Collective Fund
Chicago, IL

UBS GLOBAL ASSET MANAGMENT TRUST CO. -               10.46%
UBS Global Allocation Fund
Chicago, IL

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

*LGT Capital Investment SC2 Limited                  54.97%
Principality of Liechtenstein

UBS Global Asset Management Trust Co. -              12.11%
UBS Global Securities Relationship Fund
Chicago, IL

Telias Pensionsstiftelse 2                           10.38%
Farsta, Sweden

UBS Global Asset Management Trust Co. -               6.93%
UBS Multi-Asset Portfolio Collective Fund
Chicago, IL

Progress Energy                                       5.20%
Supplemental Retirement Plan
Raleigh, NC

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND

Brinson Partners                                     52.52%
BTC U.S. Bond Fund
Chicago, IL

*UBS Global Asset Management Trust Co. -             26.05%
UBS Securitized U.S. Mortgage Collective Fund
Chicago, IL

Calouste Gulbenkian Foundation                       13.30%
London, England

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

UBS Global Asset Management Trust Co. -              63.93%
UBS Opportunistic High Yield Collective Fund
Chicago, IL

UBS Global Asset Management Trust Co. -              25.63%
UBS Global Securities Relationship Fund
Chicago, IL

Northern Trust Co., Custodian FBO                     7.03%
A.I. Dupont
Chicago, IL

* Person deemed to control the Fund under the provisions of the Investment Company Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Fund.

As of March 31, 2003, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Trust:

Name & Address of Beneficial and Record Owners     Percentage
------------------------------------------------   ----------
**Wilmington Trust Trustee for                       44.24%
The Brinson Partners Supplemental
Incentive Compensation Plan
Wilmington, DE

UBS Global Asset Management Trust Co. -              20.83%
UBS U.S. Cash Management Prime Collective Fund
Chicago, IL

** Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Investment Company Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or a particular Fund.

Item 15. Investment Advisory and Other Services.

Investment Advisor

UBS Global Asset Management (Americas) Inc. manages the assets of the Trust pursuant to the Advisory Agreements with the Trust. The Advisor is an investment management firm managing approximately $34 billion as of December 31, 2002, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $403 billion in assets under management as of December 31, 2002. The Advisor also serves as the investment advisor or sub-advisor to three other investment companies: The UBS
Funds, Fort Dearborn Income Securities, Inc. and The Vision Group of Funds.

Under the Advisory Agreements, the Advisor is responsible for the management of the investment and reinvestment of the assets of each Fund, subject to the control of the Trust's officers and the Board. The Advisor receives no fees from the Funds or the Trust for providing investment advisory services and the Advisor is responsible for paying the Advisor's own expenses.

The Advisory Agreements provide that they will terminate in the event of their assignment (as defined in the Investment Company Act) and that they may be terminated by the Trust (by the Board or vote of a majority of the outstanding voting shares of the Trust) or the Advisor upon 60 days' written notice, without payment of any penalty. The Advisory Agreements provide that they will continue in effect for a period of more than two years from their execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

At the August 28, 2001 and December 13, 2001 meetings of the Trust's Board of Trustees, upon the recommendation of the Advisor, the Trustees considered and approved the submission to shareholders of a proposal to terminate the current Investment Advisory Agreement and approve a new Investment Advisory Agreement for UBS Emerging Markets Debt Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Equity Relationship Fund, UBS U.S. Small Cap Equity Relationship Fund, UBS Global Securities Relationship Fund, and UBS Short-Term Relationship Fund. The new Investment Advisory Agreement permits the Advisor to utilize the services of investment advisory personnel of its affiliates located around the world, and permits the Advisor to engage, at its own expense, the services of investment sub-advisors to assist in managing a Fund's assets. At a shareholder meeting held on June 28, 2002, shareholders of each of the above-referenced Funds (except UBS International Equity Relationship Fund and UBS U.S. Equity Relationship Fund) approved the new Investment Advisory Agreement for a period of two years. The new Investment Advisory Agreement became effective on July 1, 2002, and is substantially similar to the previous Investment Advisory Agreement in all material respects except as discussed in this paragraph. Therefore, the Advisory Agreements for the Funds, except for the UBS International Equity Relationship Fund, UBS U.S. Equity Relationship Fund and UBS Prime Relationship Fund, permit the Advisor to utilize the services of sub-advisors to assist in managing the Funds' assets, and the Advisory Agreements for the Funds, except for the UBS International Equity Relationship Fund, UBS U.S. Equity Relationship Fund, UBS Prime Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund, DSI Enhanced S&P 500'r' Relationship Fund and UBS U.S. Securitized Mortgage Relationship Fund, permit the Advisor to utilize services provided by foreign affiliates of UBS.

At the March 11, 2003 meeting of the Trust's Board of Trustees, the Trustees considered and approved, for a period of one year, the continuation of the Investment Advisory Agreements between the Advisor and the Trust, on behalf of UBS U.S. Equity Relationship Fund, UBS International Equity Relationship Fund, the UBS Prime Relationship Fund, UBS High Yield Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Defensive High Yield Relationship Fund and DSI Enhanced S&P 500'r' Relationship Fund, the Investment Sub-Advisory Agreements with UBS Global Asset Management (New York) Inc. on behalf of UBS High Yield Relationship Fund and UBS Defensive High Yield Relationship Fund, and the Investment Sub-Advisory Agreement with DSI International Management, Inc. ("DSI") on behalf of DSI Enhanced

S&P 500'r' Relationship Fund. The Investment Advisory Agreements and Sub-Advisory Agreements for the other Funds were either recently approved for a two-year term at the shareholder meeting held on June 28, 2002 or are series for which the initial two-year term of the Advisory Agreement has not expired.

In considering the continuance of the Advisory Agreements (the Investment Advisory Agreements and the Investment Sub-Advisory Agreements are together the "Advisory Agreements," and the "Advisor," for purpose of this section, includes UBS Global AM (New York) and DSI), the Trustees analyzed the nature, quality and scope of the Advisor's and the Sub-Advisors' services, the revenues received and expenses incurred (actual and projected) by the Advisor and the Sub-Advisors in performing the services required under the Advisory Agreements and the cost allocation methods used in calculating such expenses. The Trustees also reviewed the Advisor's and the Sub-Advisors' profitability in managing the Funds; possible economies of scale to the Advisor; and the ability of the Advisor to continue to perform the services contemplated under the Advisory Agreements. The Trustees also evaluated: (i) the performance of the Funds, (ii) the relevant investment advisory personnel at the Advisor, and the Advisor's in-house research capabilities, as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment advisory clients, and (iii) compliance with each Fund's investment restrictions, relevant tax and reporting requirements, procedures of the Advisor with respect to possible conflicts of interest, including the Advisor's code of ethics, trade allocation procedures for its various investment advisory clients, and best execution procedures.

The Trustees gave substantial consideration to the fact that the Advisor is not compensated by the Funds under the Advisory Agreements. In this regard, the Trustees evaluated the Advisor's profitability with respect to the Funds, including consideration of so-called "fallout benefits" to the Advisor or its affiliates, such as, for example, value derived from serving as investment advisor to the Funds, and the research services available to the Advisor by reason of brokerage commissions from other funds. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Advisor, the Trustees concluded that while no advisory fees are paid under the Advisory Agreements, the scope and quality of the Advisor's services to the Funds were consistent with the Fund's operational requirements and sufficient to approve the continuance of the Advisory Agreements between the Trust and the Advisor and the Sub-Advisory Agreements with UBS Global AM (New York) and DSI.


Sub-Advisors

As discussed below, the Advisor has engaged sub-advisors to assist with investment recommendations, asset allocation advice, research and other investment services, subject to the direction of the Trust's Board and officers. Under the direction of the Advisor, the sub-advisors are responsible for managing the investment and reinvestment of that portion of a Fund's portfolio that the Advisor designates from time to time.

Effective October 30, 2000, the Advisor entered into a sub-advisory agreement with UBS Global Asset Management (New York) Inc., 51 West 52nd Street, New York, New York, an affiliate of the Advisor ("UBS Global AM (New York)"). UBS Global AM (New York) serves as sub-advisor to the UBS Defensive High Yield Relationship Fund and UBS High Yield Relationship Fund. In addition, effective August 19, 2002, the Advisor entered into a sub-advisory agreement with UBS Global AM (New
York) with respect to the UBS Opportunistic High Yield Relationship Fund.

Effective August 28, 2001, the Advisor entered into a sub-advisory agreement with DSI International Management, Inc., 301 Merritt 7, Norwalk, Connecticut. DSI is a wholly-owned asset management subsidiary of UBS Global Asset Management
(US) Inc., which is a wholly-owned indirect subsidiary of UBS. DSI serves as sub-advisor to the DSI Enhanced S&P 500'r' Relationship Fund.

Administrative, Accounting, Transfer Agency and Custodian Services

The Trust, on behalf of each Fund, has entered into a Multiple Services Agreement (the "Services Agreement") with JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017 ("Chase"), pursuant to which Chase provides general administrative, accounting, portfolio valuation, transfer agency and custodian services to each Fund.

Chase provides custodian services for the securities, cash and other assets of each Fund. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made.

As authorized under the Services Agreement, Chase has entered into a Mutual Funds Service Agreement (the "J.P. Morgan Agreement") with J.P. Morgan Investor Services Co. ("J.P. Morgan"), a corporate affiliate of Chase, under which J.P. Morgan provides administrative, accounting, portfolio valuation, and transfer agency services to each Fund. J.P. Morgan's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of the Trust, Chase supervises and monitors such services provided by J.P. Morgan.

Pursuant to the J.P. Morgan Agreement, J.P. Morgan provides:

     (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to Investors, registration statements and other documents; and responding to Investor inquiries;

     (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

     (3) transfer agency services, including the maintenance of each Investor's account records, responding to Investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions.

For its administrative, accounting, portfolio valuation, transfer agency and custodian services, Chase receives the following as compensation from the Trust on an annual basis: 0.04% of the average weekly U.S. net assets of the Trust; 0.09% of the average weekly non-U.S. net assets of the Trust; 0.325% of the average weekly emerging markets net equity assets of the Trust; 0.09% of the average weekly emerging markets debt non-U.S. dollar denominated net assets of the Trust; and 0.04% of the average weekly emerging markets debt U.S. dollar denominated net assets of the Trust. A $10,000 per fund fixed fee will also apply for any fund of funds arrangements. Chase also receives a $25 per account per annum fee for transfer agency services. Chase receives an additional fee of 0.075% of the average weekly net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by Chase and any third party service provider in providing such services. Pursuant to the J.P. Morgan Agreement, Chase pays J.P. Morgan for the services J.P. Morgan provides to Chase in fulfilling its obligations under the Services Agreement.

Aggregate fees paid to Chase for the fiscal years ended December 31, 2000, 2001 and 2002, for administration, accounting, portfolio valuation, transfer agency, and custodian services under the Services Agreement were as follows:

Fund                                                  2000         2001         2002
----                                                  ----         ----         ----
UBS Global Securities Relationship Fund            $  270,522   $  151,491   $  333,090
UBS U.S. Small Cap Equity Relationship Fund        $   11,619   $    6,309   $   25,381
UBS High Yield Relationship Fund                   $    8,104   $    6,751   $   24,085
UBS Emerging Markets Equity Relationship Fund      $1,404,178   $  896,772   $  799,804
UBS Emerging Markets Debt Relationship Fund        $  208,363   $  182,398   $  138,554
UBS U.S. Equity Relationship Fund                  $    3,223   $      240   $    8,496
UBS U.S. Cash Management Prime Relationship Fund   $        0   $        0   $   53,882
UBS U.S. Value Equity Relationship Fund            $    2,613   $    2,770   $   17,240
UBS International Equity Relationship Fund         $   51,849   $   48,331   $   52,474
UBS Short-Term Relationship Fund                   $      426   $      878   $        0
UBS U.S. Large Cap Equity Relationship Fund        $      236   $      363   $    2,176
UBS U.S. Securitized Mortgage Relationship Fund    $        0   $  101,695   $  118,573
UBS U.S. Bond Relationship Fund                    $      281   $      903   $   14,374
UBS Opportunistic High Yield Relationship Fund     $        0   $        0   $    2,138
                                                   ----------   ----------   ----------
Total                                              $1,961,414   $1,398,901   $1,590,267

Independent Auditors

Ernst & Young LLP, New York, New York, is the independent accounting and auditing firm of the Trust.

Expenses

Each Fund will be responsible for all of its own expenses other than those borne by the Advisor pursuant to the Advisory Agreements and organizational expenses. Such expenses may include, but are not limited to, legal expenses, audit fees, printing costs (e.g., cost of printing annual reports and semi-annual reports which are distributed to existing Investors), brokerage commissions, fees and expenses of J.P. Morgan and the expenses of obtaining quotations of portfolio securities and of pricing the Fund's shares. General expenses which are not associated directly with any particular series of the Trust (e.g., insurance premiums, Trustees' fees, expenses of maintaining the Trust's legal existence and of Investors' meetings and fees and expenses of industry organizations) are allocated among the various Funds of the Trust based upon their relative net assets.

The Advisor has agreed to pay the amount, if any, by which the total operating expenses of a Fund for any fiscal year exceed the percentages shown below for each Fund's average net assets. The Advisor, however, may discontinue this expense limitation at any time in its sole discretion.

                                                                        Limitation on Total
                                                                      Operating Expenses as a
                                                                     Percentage of Average Net
Fund                                                                          Assets

UBS Global Securities Relationship Fund                                        0.0875%
UBS U.S. Small Cap Equity Relationship Fund                                    0.0375%
UBS High Yield Relationship Fund                                               0.0375%
UBS Defensive High Yield Relationship Fund                                     0.0475%
UBS Emerging Markets Equity Relationship Fund                                    0.50%
UBS Emerging Markets Debt Relationship Fund                                      0.50%
UBS U.S. Equity Relationship Fund                                              0.0475%
UBS U.S. Cash Management Prime Relationship Fund                               0.0100%
UBS U.S. Value Equity Relationship Fund                                        0.0475%
UBS International Equity Relationship Fund                                     0.0900%
UBS Short Duration Relationship Fund                                           0.0475%
UBS Enhanced Yield Relationship Fund                                           0.0475%
UBS U.S. Treasury Inflation Protected Securities Relationship Fund             0.0475%
UBS Short-Term Relationship Fund                                               0.0875%
UBS Global Aggregate Bond Relationship Fund                                    0.0875%
UBS U.S. Large Cap Equity Relationship Fund                                    0.0475%
UBS U.S. Intermediate Cap Equity Relationship Fund                             0.0475%
UBS U.S. Core Plus Relationship Fund                                           0.0875%
UBS U.S. Bond Relationship Fund                                                0.0475%
UBS U.S. Securitized Mortgage Relationship Fund                                0.1375%
DSI Enhanced S&P 500'r' Relationship Fund                                      0.1375%
UBS Opportunistic High Yield Relationship Fund                                 0.1375%

                                                                        Limitation on Total
                                                                      Operating Expenses as a
                                                                     Percentage of Average Net
Fund                                                                          Assets

UBS Opportunistic Emerging Markets Debt Relationship Fund                      0.50%
UBS Corporate Bond Relationship Fund                                           0.10%

Other Services

J.P. Morgan also serves as the Funds' transfer agent (in such capacity, the "Transfer Agent"), accounting/pricing agent, and dividend and distribution disbursing agent pursuant to the Services Agreement.

Code of Ethics

The Trust, the Advisor and the Sub-Advisors have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the Advisor and Sub-Advisors) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from: (i) knowingly buying, selling or transferring any security (subject to narrow exceptions) within five calendar days before or after that same security, or an equivalent security, is purchased or sold by the Funds; (ii) entering into a net short position with respect to any security that is held by the Funds; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures; and (iv) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Non-Interested Trustees are not required to file this report); and (2) quarterly reports of security investment transactions and new securities accounts. Non-Interested Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by a Fund, or was being considered for purchase or sale by a Fund.

A copy of the Code of Ethics has been filed with and is available through the Commission.

Item 16. Brokerage Allocation and Other Practices.

The Advisor is responsible for decisions to buy and sell securities for each Fund and for the placement of portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. Subject to the direction of the Advisor, the Sub-Advisors are responsible for decisions to buy and sell securities and for the placement of portfolio business and the negotiation of commissions, if any, paid on such transactions for the portions of each Fund's assets which the Sub-Advisor manages. Portfolio transactions placed by a Sub-Advisor may be effected through the Advisor's or the Sub-Advisor's trading desk. Fixed income securities in which the Funds invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The Advisor and the Sub-Advisors are responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under the Advisory Agreements with each Fund except UBS International Equity Relationship Fund, UBS U.S. Equity Relationship Fund and the UBS Prime Relationship Fund, the Advisor is authorized to utilize the trading desk of its foreign affiliates to direct foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for a Fund.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor and the Sub-Advisors consider the broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one broker-dealer is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds, to the Advisor, or to the Sub-Advisors. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy or the performance of accounts. This allows the Advisor and the Sub-Advisors to supplement their own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor and the Sub-Advisors are of the opinion that, because this material must be analyzed and reviewed by their staff, its receipt and use does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's and the Sub-Advisors' research.

The brokerage commissions paid by the Funds for the fiscal years ended December 31, 2002, 2001, and 2000 are set forth in the table below.

                              Brokerage Commissions
              Fiscal Years Ended December 31, 2002, 2001, and 2000

Fund                                               2002         2001         2000
----                                            ----------   ----------   ----------
UBS Global Securities Relationship Fund         $  913,539   $  637,415   $1,439,147

UBS U.S. Small Cap Equity Relationship Fund     $  520,847   $1,052,245   $2,222,891

UBS Emerging Markets Equity Relationship Fund   $  661,888   $  843,803   $1,477,464

UBS U.S. Equity Relationship Fund               $   81,504   $   80,835   $  348,590

Fund                                               2002         2001         2000
----                                            ----------   ----------   ----------
UBS U.S. Value Equity Relationship Fund         $  134,043   $  126,772   $  202,153

UBS International Equity Relationship Fund      $  120,542   $  132,420   $  225,885

UBS U.S. Large Cap Equity Relationship Fund     $   19,319   $   17,052   $   24,902
                                                ----------   ----------   ----------
Total                                           $2,451,682   $2,890,542   $5,941,032

For the fiscal year ended December 31, 2002, the UBS U.S. Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund and UBS U.S. Value Equity Relationship Fund paid brokerage commissions to UBS Warburg ("Warburg"), an affiliated broker-dealer, as follows:

                                       Aggregate Dollar
                                          Amount of
                                     Commissions Paid to   % of Aggregate     % of Aggregate
Series                                     Warburg           Commissions    Dollar Amount Paid
------                               -------------------   --------------   ------------------
UBS U.S. Equity Relationship Fund          $13,146             16.13%             16.58%

UBS U.S. Large Cap Equity
Relationship Fund                          $ 2,962             15.33%              6.42%

UBS U.S. Value Equity Relationship
Fund                                       $15,497             11.56%             12.70%

For the fiscal years ended December 31, 2001 and 2000, the UBS Global Securities Relationship Fund, the UBS U.S. Equity Relationship Fund, and the UBS U.S. Value Equity Relationship Fund paid brokerage commissions to Warburg, an affiliated broker-dealer, as follows:

                                             Aggregate Dollar Amount
                                          of Commissions Paid to Warburg
                                          ------------------------------
Series                                            2001      2000
------                                          -------   --------
UBS Global Securities Relationship Fund           n/a     $ 63,579
UBS U.S. Equity Relationship Fund               $12,325   $176,686
UBS U.S. Value Equity Relationship Fund           n/a     $  8,223

The Advisor and each Sub-Advisor direct portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through whom the Funds direct their securities transactions may be used by the Advisor or the Sub-Advisors in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of such accounts (including the Funds). The Advisor and the Sub-Advisors will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Funds and others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor and the Sub-Advisors, however, the results of such procedures will, on the whole, be in the best interest of each of their clients.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Advisor, the Sub-Advisors or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds, the Advisor or the Sub-Advisors may act as an underwriter. The Funds may effect future transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor, the Sub-Advisors or the Funds in accordance with procedures adopted by the Board.

Portfolio Turnover

The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Investment Company Act, when changes in circumstances or conditions make such turnover desirable in light of each Fund's investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Funds' investment objectives.

While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Advisor, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The rate of portfolio turnover for a Fund is calculated by dividing:
(a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13. As described in the respective Parts A for UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Opportunistic High Yield Relationship Fund, in conjunction with each Fund's strategy to provide opportunistic exposure to the specific asset classes, each Fund may have a portfolio turnover rate in excess of 250%. Although the portfolio turnover rates for each Fund may vary greatly from year to year, under normal circumstances, the portfolio turnover rate will not exceed 250% with respect to UBS Global Securities Relationship Fund, UBS Global Aggregate Bond Relationship Fund, UBS U.S. Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Intermediate Cap Equity Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS Short Duration Relationship Fund, UBS Corporate Bond Relationship Fund and DSI Enhanced S&P 500'r' Relationship Fund, 150% with respect to UBS U.S. Securitized Mortgage Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund and 100% with respect to all other Funds. It is expected that, under normal circumstances, the portfolio turnover rate of UBS Enhanced Yield Relationship Fund, UBS Defensive High Yield Relationship Fund and UBS Emerging Markets Debt Relationship Fund may exceed 100%. High portfolio turnover rates will increase aggregate brokerage commission expenses which must be borne directly by a Fund and ultimately by that Fund's Investors and the incidence of short-term capital gains (which are taxable to Investors at the same rate as ordinary income).

Item 17. Capital Stock and Other Securities.

The Trust is a Delaware statutory business trust and on August 16, 1994. The Agreement and Declaration of Trust (the "Declaration of Trust") permits the Board to issue an unlimited number of shares of beneficial interest with no par value. The Board has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series. Currently, the Trust consists of shares of twenty-four series: UBS Global Securities Relationship Fund, UBS Global Aggregate Bond Relationship Fund, UBS U.S. Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Intermediate Cap Equity Relationship Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Small Cap Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, DSI Enhanced S&P 500'r' Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Short Duration Relationship Fund, UBS Enhanced Yield Relationship Fund, UBS Short-Term Relationship Fund, UBS U.S. Treasury Inflation Protected Securities Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Corporate Bond Relationship Fund.

The shares of the Trust, when issued, will be fully paid and non-assessable, and within each series, have no preference as to conversion, exchange, dividends, retirement or other features. Any shares the issuance of which the Board may, from time to time, authorize, shall have no preemptive rights. The shares are not transferable except to the Trust.

Voting Rights and Investor Meetings. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect 100% of the Trustees if they choose to do so. An Investor is entitled to vote based on the ratio the shares of such Investor bear to the shares of all Investors entitled to vote. On any matter submitted to a vote of Investors, all shares of the Trust then issued and outstanding and entitled to vote on a matter shall vote by individual series except that, if required by the Investment Company Act, the shares shall be voted in the aggregate. If the Board determines that a matter to be voted on does not affect the interests of all series, only the Investors of the affected series shall be entitled to vote on the matter. The Declaration of Trust gives Investors certain voting powers only with respect to: (i) the election and removal of Trustees; (ii) a termination of the Trust; (iii) amendments reducing payments upon liquidation or diminishing voting rights; (iv) mergers, consolidations or sales of assets; (v) the incorporation of the Trust; (vi) additional matters relating to the Trust as required by the Investment Company Act; and (vii) such other matters as the Board considers necessary or desirable.

The Trust does not presently intend to hold annual or special meetings of Investors except when required to elect members of the Board, or with respect to additional matters relating to the Trust, as required under the Investment Company Act. Pursuant to the Declaration of Trust, Investor meetings will also be called upon request of Investors holding in the aggregate 10% or more of the outstanding shares. Subject to certain conditions, Investors may apply to the Trust to communicate with other Investors to request an Investor meeting.

As with any mutual fund, certain Investors of the Funds could control the results of voting in certain instances. For example, a vote by certain Investors holding a majority of shares in a Fund to change the Fund's investment objective could result in an Investor's withdrawal of its investment in the Fund, and in increased costs and expenses for the remaining Investors. Additionally, the failure by certain Investors to approve a change in their investment objectives and policies parallel to a change that has been approved for the Fund (thus requiring such Investors to redeem their shares of the Fund) could lead to a number of adverse consequences, such as the inability of such Investors to find another investment company in which to invest their assets or an equivalent investment advisor to manage the assets.

Certain Investors in the Funds may be unregistered investment companies, which invest in the Funds pursuant to exemptions under the federal securities laws. In order to take advantage of such exemptions, it may be necessary for such funds to provide for pass-through voting for their investors on matters submitted to a vote of Fund shareholders, or to provide for echo voting. Echo voting refers to the investing fund's determination to vote its shares in the Fund in the same percentage as all other shareholders of the Fund vote their shares. Shareholders availing themselves of this exemption should contact the Trust.

Item 18. Purchase, Redemption and Pricing of Shares.

Purchases

Beneficial interests in the Funds are issued solely in private placement transactions that do not involve a "public offering" within the meaning of
Section 4(2) of the Securities Act. Investments in a Fund may only be made by common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the Securities Act. See "Purchase of Securities Being Offered" in each Fund's Part A.

Investors in UBS Emerging Markets Equity Relationship Fund and UBS Emerging Markets Debt Relationship Fund are subject to a transaction charge equal to 1.50% and 0.50%, respectively, of the Fund's offering price on Fund share purchases. The transaction charges are paid to the Funds to defray the transaction costs associated with the purchase and sale of portfolio securities.

Net Asset Value

The net asset value per share is calculated separately for each Fund. The net asset value per share of a Fund is computed by dividing the value of the assets of the Fund, less its liabilities, by the number of shares of the Fund outstanding.

Fund securities are valued and net asset value per share is determined for all Funds, with the exception of the UBS Prime Relationship Fund and the UBS International Equity Relationship Fund, as of the close of regular trading on the New York Stock Exchange ("NYSE"), which generally is 4:00 p.m. (Eastern time), on each day the NYSE is open for trading. Fund securities are valued and net asset value per share is determined for the UBS Prime Relationship Fund as of two hours prior to the close of the NYSE, which generally is 2:00 p.m. (Eastern time), on each day the NYSE is open for trading. The UBS International Equity Relationship Fund will calculate its net asset value as of 4:00 p.m., Eastern time on weekdays when the Fund is open for business. The NYSE is open for trading on every day except Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (day observed),

Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Fund securities listed on a national or foreign securities exchange are valued on the basis of the last sale prior to the time net asset value is determined on the date the valuation is made. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ("Nasdaq") normally are valued at the Nasdaq Official Closing Price ("NOCP'). Other portfolio securities which are traded in the over-the-counter market are valued at the last available bid price prior to the time net asset value is determined. Valuations of fixed income and equity securities may be obtained from a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board. Securities traded on securities exchanges are valued at the last sale price or, if there has been no sale that day, at the last reported bid price, using prices as of the close of trading on their respective exchanges. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Futures contracts and options thereon are valued at their daily quoted settlement price. Forward foreign currency contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded; the Fund realizes a gain or loss upon settlement of the contracts. Each Fund's obligations under a swap agreement will be accrued daily (offset by any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the Fund's segregation of cash or liquid securities in accordance with Commission positions. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Board.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board.

Where a foreign securities market remains open at the time that the Funds value their portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Funds may be used.

The UBS Prime Relationship Fund utilizes the amortized cost valuation method of valuing portfolio instruments. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the Fund. In order to value its investments at amortized cost, the Fund purchases only securities with a maturity of 397 calendar days or less and maintains a dollar weighted average portfolio maturity of 90 days or less. In addition, the Fund limits portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act.

The Advisor will determine at least weekly the extent of any deviation of the net asset value, as determined on the basis of the amortized cost method, from net asset value as it would be determined on the basis of available market quotations. If a deviation of 1/2 of 1% or more occurs between the UBS Prime Relationship Fund's net asset value per share calculated by reference to market-based values and the Fund's $1.00 per share net asset value, or if there is any other deviation which may result in material dilution or other unfair results to Investors, the Board will take such actions as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair results. These actions may include redeeming shares in kind, selling portfolio instruments prior to their maturity to realize capital gains or losses, adjusting or withholding distributions, utilizing available market quotations to determine net asset value per share or adjusting the number of shares through a capital contribution.

Redemptions

Under normal circumstances, Investors may redeem their shares at any time without a fee except as noted below. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request in good order. Redemption requests for the UBS Emerging Markets Equity Relationship Fund are paid at net asset value less a transaction charge equal to 1.50% of the net asset value of the redeemed shares. The transaction charge is paid to the Fund to defray the transaction costs associated with the purchase and sale of portfolio securities. Except for the UBS Prime Relationship Fund, redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. For the UBS Prime Relationship Fund, redemption requests received two hours prior to the close of regular trading hours (generally 2:00 p.m. Eastern time) will be executed at the net asset value computed on the date of receipt. Redemption requests received after 2:00 p.m. will be executed at the next determined net asset value. The redemption price may be more or less than the Investor's cost, depending upon the net asset value per share at the time of redemption.

Payment for shares tendered for redemption is regularly made by check or wire within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven calendar days in certain circumstances, as disclosed in the Funds' Parts A. The Trust has also reserved the right, subject to certain restrictions, to redeem its shares "in kind" rather than in cash. See "Redemption or Repurchase of Shares" in the Funds' Parts A.

Item 19. Tax Status.

General

The following discussion summarizes certain anticipated material U.S. federal income tax consequences of investing in the Funds. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed Treasury Regulations thereunder, Internal Revenue Service ("IRS") positions and court decisions in effect as of the date of this Part B. All the authorities are subject to change by legislative or administrative action, possibly with retroactive effect. This summary does not address all tax considerations that may be relevant to prospective

Investors or to certain types of Investors subject to special treatment under the U.S. federal income tax laws. The discussion does not constitute legal or tax advice. Furthermore, the tax consequences of investing in the Funds may vary depending on the particular Investor's status. ACCORDINGLY, EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR AS TO THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUNDS.

Classification of the Funds

Each Fund is intended to be treated as a separate partnership for federal income tax purposes rather than as an association taxable as a corporation. The Funds will not be "regulated investment companies" for federal income tax purposes. Each Fund intends to monitor the number of its Investors so as not to be treated as a "publicly traded partnership" under certain safe harbors provided in Treasury Regulations.

Taxation of Partnership Operations Generally

As partnerships, the Funds will not be subject to U.S. federal income tax. Instead, each Investor in a Fund will be required to report separately on its own income tax return its distributive share of items of such Fund's income, gain, losses, deductions and credits. Each Investor will be required to report its distributive share of such items regardless of whether the Investor has received or will receive corresponding distributions of cash or property from a Fund. In general, cash distributions by a Fund to an Investor will represent a non-taxable return of capital up to the amount of such Investor's adjusted tax basis in its Fund shares.

Investment in Complex Securities

The Funds may invest in complex securities. Such investments may be subject to numerous special tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain and/or accelerate the recognition of income to a Fund or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income, gain or loss which makes up the distributive share allocable to Investors.

Calculation of Investor's "Adjusted Basis" and "At Risk Basis"

In general, each Investor's adjusted basis in its share in a Fund will equal its purchase price thereof, increased by the amount of the Investor's distributive share of items of income and gain of the Fund and reduced, but not below zero, by: (a) the amount of its share of Fund deductions and losses; (b) expenditures which are neither properly deductible nor properly chargeable to its capital account; and (c) the amount of any distributions received by such Investor.

Current Distributions by the Funds; Redemptions

Current Distributions. A current cash distribution by a Fund with respect to shares held by an Investor will result in gain to the distributee Investor only to the extent that the amount of cash distributed exceeds the Investor's adjusted basis in its Fund shares owned. A current distribution will reduce the distributee Investor's adjusted basis in its Fund shares, but not below zero. Gain recognized as a result of such distributions will be considered as gain from the sale or exchange of such Investor's shares in the Fund. Loss will not be recognized by an Investor as a result of a current distribution by the Fund.

Liquidation of an Investor's Entire Interest in a Fund. Generally, a distribution or series of distributions by a Fund to an Investor that results in termination of its entire interest in such Fund will result in gain to the distributee Investor only to the extent that money, if any, distributed exceeds the Investor's adjusted basis in its Fund shares. When only money and unrealized receivables are distributed, loss will be recognized to the extent that the Investor's adjusted basis in its Fund shares exceeds the amount of cash distributed and the basis to the Investor of any unrealized receivables distributed. Any gain or loss recognized as a result of such distributions will be considered as gain or loss from the sale or exchange of the distributee Investor's Fund shares and generally will be capital gain or loss.

Tax Treatment of Capital Gains and Losses

Amounts realized from the sale or exchange of assets of a Fund will generally be treated as amounts realized from the sale or exchange of capital assets. A net capital loss allocated to an Investor may be used to offset other capital gains. For corporate investors, present law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. However, for Investors other than corporations, net capital gains from assets held for more than one year are taxed at a preferential rate of tax. Short-term capital gains are taxed at rates applicable to ordinary income. For a taxpayer other than a corporation, a capital loss also may be used to offset ordinary income up to $3,000 per year. In general, for taxpayers other than corporations, the unused portion of such loss may be carried forward indefinitely, but not carried back.

Tax-Exempt Investors

The Code imposes a tax on the "unrelated business taxable income" ("UBTI") of certain tax-exempt organizations. Income from certain types of investments made by the Funds which is allocated to tax-exempt Investors may be treated as UBTI subject to tax. In addition, if and to the extent that a Fund borrows in connection with the acquisition of any property, income from such debt-financed property will be subject to the tax on UBTI. While it is anticipated that the Advisor generally will attempt to make investments in a manner which does not give rise to the tax imposed on UBTI, the Advisor may make investments in assets the income from which gives rise to UBTI or may borrow in connection with the acquisition of property if the Advisor believes that the returns on such investments justify incurring, or the risk of incurring UBTI. The Funds anticipate that they will distribute annually to each such tax-exempt Investor after the end of the Funds' fiscal year, the information necessary for that Investor to determine the portion of its distributive share of each item of income, gain and deduction that is to be taken into account in the determination of UBTI.

Foreign Income Taxes

The Funds may pay or accrue foreign income taxes in connection with trading. Such amounts will be deemed to be received by Investors and paid to the foreign government. An Investor may (subject to certain limitations) elect each taxable year to treat its share of these foreign income taxes as a credit against its U.S. income tax liability or to deduct such amount from its U.S. taxable income. However, an Investor's ability to obtain a credit for such taxes depends on the particular circumstances applicable to that Investor, and it is possible that an Investor may get little or no foreign tax credit benefit with respect to its share of foreign taxes paid or accrued by the Funds.

Non-U.S. Investors

Non-U.S. Investors in a Fund will generally be subject to a 30% withholding tax (unless reduced by an applicable treaty) on their distributive share of U.S. source dividends and other fixed and determinable income that is not effectively connected with the conduct of a U.S. trade or business. Capital gains and certain "portfolio" interest are not subject to U.S. withholding tax. Non-U.S. Investors that are individuals may also be subject to U.S. estate taxes as a result of an investment in a Fund.

State and Local Taxation

An Investor's distributive share of a Fund's taxable income or loss generally will have to be taken into account in determining the Investor's state and local income tax liability, if any, applicable in the jurisdiction in which such Investor is a resident. In addition, a state or other taxing jurisdiction in which an Investor is not a resident, but in which the Investor may be deemed to be engaged in business may impose a tax on that Investor with respect to its share of Fund income derived from that state or other taxing jurisdiction.

The Funds themselves may also be subject to state and/or local tax on some or all of their net income, depending on the nature and extent of a Fund's activities in the particular state or locality. Any such tax imposed on the Funds will be an expense paid out of the Funds' income and allocated among the Investors in accordance with the Declaration of Trust.

Prospective Investors should consult their own tax advisors concerning the state and local tax consequences of investing in a Fund.

THE FOREGOING ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL INCOME TAX PLANNING. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE EFFECTS OF THIS INVESTMENT ON THEIR OWN TAX SITUATIONS.

Item 20. Underwriters.

Not applicable.

Item 21. Calculation of Performance Data.

Total Return. Current yield and total return quotations used by the Funds are based on standardized methods of computing performance mandated by Commission rules and Form N-1A under the Investment Company Act. As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the Commission formula:

       P(1+T)'pp'n = ERV

where:

       P =        a hypothetical initial payment of $1,000
       T =        average annual total return
       n =        number of years
       ERV =      ending redeemable value of a hypothetical $1,000  payment
                  made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Based on the foregoing calculations, the average annual total return for the following Funds for the one year period ended December 31, 2002, the three year period ended December 31, 2002, the five year period ended December 31, 2002 and for the period from inception through December 31, 2002, are as follows:

                                                              Three                  Since
Fund                                              One Year    Years   Five Years   Inception
----                                              --------    -----   ----------   ---------
UBS Global Securities Relationship Fund
   (performance inception April 30, 1995)           -2.31%     2.74%      3.92%       8.15%

UBS U.S. Small Cap Equity Relationship Fund
   (performance inception April 30, 1995)           -4.22%     7.05%      3.57%      12.02%

UBS High Yield Relationship Fund
   (performance inception April 30, 1995)           -1.60%    -0.70%     -0.71%       3.96%

UBS Emerging Markets Equity Relationship Fund
   (performance inception June 30, 1995)            -3.79%   -11.84%     -2.80%      -3.01%

UBS Emerging Markets Debt Relationship Fund
   (performance inception June 30, 1995)            12.67%    13.46%     10.77%      17.57%

UBS U.S. Equity Relationship Fund
   (performance inception August 31, 1997)         -15.26%    -2.96%      1.10%       1.61%

UBS U.S. Value Equity Relationship Fund
   (performance inception June 25, 1998)           -14.92%     1.07%       N/A        1.71%

UBS International Equity Relationship Fund
   (performance inception June 25, 1998)           -11.45%   -10.68%       N/A       -2.52%

UBS U.S. Securitized Mortgage Relationship Fund
   (performance inception September 26, 2001)        8.79%      N/A        N/A        7.41%

UBS U.S. Bond Relationship Fund
   (performance inception April 30, 2000)           10.13%      N/A        N/A       10.47%

                                                              Three                  Since
Fund                                              One Year    Years   Five Years   Inception
----                                              --------    -----   ----------   ---------
UBS Opportunistic High Yield Relationship Fund
   (performance inception September 4, 2002)          N/A       N/A       N/A         1.26%

UBS U.S. Large Cap Equity Relationship Fund
   (performance inception April 30, 1999)          -16.10%    -4.63%      N/A        -8.86%


Total Return (After Taxes on Distributions and Redemption). As the following formula indicates, the average annual total return (after taxes on distributions and redemption) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all distributions by a Fund, less the taxes due on such distributions, are reinvested at net asset value during the period. As partnerships, the Funds do not distribute capital gains or income dividend distributions. (See "Taxation of Partnership Operations Generally" under Item 19, Tax Status, in this Part B.) The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the Commission formula:

       P(1+T)'pp'n = ATV[u]D[u]R

where:

       P =            a hypothetical initial payment of $1,000
       T =            average annual total return (after taxes on distributions
                      and redemption)
       n =            number of years
       ATV[u]D[u]R=   ending value of a hypothetical $1,000 payment made at the
                      beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

Based on the foregoing calculations, the average annual total return (after taxes on distributions and redemption) for the following Funds for the one year period ended December 31, 2002, the three year period ended December 31, 2002, the five year period ended December 31, 2002 and for the period from inception through December 31, 2002, are as follows:

                                                              Three                  Since
Fund                                               One Year   Years   Five Years   Inception
                                                   --------   -----   ----------   ---------
UBS Global Securities Relationship Fund
   (performance inception April 30, 1995)           -1.42%     2.20%     3.18%        6.83%

UBS U.S. Small Cap Equity Relationship Fund
   (performance inception April 30, 1995)           -2.58%     5.72%     2.90%       10.24%

UBS High Yield Relationship Fund
   (performance inception April 30, 1995)           -1.00%    -0.56%    -0.56%        3.25%

                                                              Three                  Since
Fund                                               One Year   Years   Five Years   Inception
                                                   --------   -----   ----------   ---------
UBS Emerging Markets Equity Relationship Fund
   (performance inception June 30, 1995)            -3.18%    -9.55%    -2.44%       -2.51%

UBS Emerging Markets Debt Relationship Fund
   (performance inception June 30, 1995)             7.44%    10.87%     8.84%       15.17%

UBS U.S. Equity Relationship Fund
   (performance inception August 31, 1997)          -9.37%    -2.35%     0.89%        1.29%

UBS U.S. Value Equity Relationship Fund
   (performance inception June 25, 1998)            -9.17%     0.86%      N/A         1.37%

UBS International Equity Relationship Fund
   (performance inception June 25, 1998)            -7.03%    -8.34%      N/A        -2.00%

UBS U.S. Securitized Mortgage Relationship Fund
   (performance inception September 26, 2001)        5.41%      N/A       N/A         5.95%

UBS U.S. Bond Relationship Fund
   (performance inception April 30, 2000)            6.23%      N/A       N/A         8.50%

UBS Opportunistic High Yield Relationship Fund
   (performance inception September 4, 2002)          N/A       N/A       N/A         2.40%

UBS U.S. Large Cap Equity Relationship Fund
   (performance inception April 30, 1999)           -9.85%    -3.67%      N/A        -6.91%

Yield. As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day (or one-month) base periods. According to the Commission formula:

       Yield = 2[(a - b + 1)'pp'6 - 1]
                  -----
                  cd

where:

       a =        dividends and interest earned during the period.
       b =        expenses accrued for the period (net of reimbursements).
       c =        the average daily number of shares outstanding during the
                  period that were entitled to receive dividends.
       d =        the maximum offering price per share on the last day of the period.

The yield of the Funds may be calculated by dividing the net investment income per share earned by the particular Fund during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semiannual basis. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

Yield of the UBS Prime Relationship Fund. The yield of the UBS Prime Relationship Fund for a seven-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. The current yield of the UBS Prime Relationship Fund for the 7-day period ended December 31, 2002 was 1.52%.

Yield may also be calculated on a compound basis (the "effective yield"), which assumes that net income is reinvested in shares of the UBS Prime Relationship Fund at the same rate as net income is earned for the base period. The effective yield of the UBS Prime Relationship Fund for the 7-day period ended December 31, 2002 was 1.53%.

The yield and effective yield of the UBS Prime Relationship Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. Actual yields will also depend on such variables as investment quality, average maturity, the type of instruments the UBS Prime Relationship Fund invests in and other factors. For comparative purposes, the current and effective yields should be compared to current and effective yields offered by competing financial instruments for the same base period and calculated by the methods described above. Yields of other investment vehicles may not be comparable because of the factors set forth above, differences in the time periods computed, and differences in the methods used in valuing portfolio instruments, computing net asset values and calculating yields.

Item 22. Financial Statements.

The Financial Statements and the Report of Independent Auditors thereon for the fiscal year ended December 31, 2002 (as filed with the Commission on March 7, 2003 (Accession Number 0000930413-03-000787)) contained in the Funds' Annual Report, dated December 31, 2002, are incorporated herein by reference.

                                   APPENDIX A

INVESTMENT PRACTICES

Set forth below is a discussion of various hedging and fixed income strategies that may be pursued by the Advisor on behalf of some or all of the Funds. The discussion herein is general in nature and describes hedging and fixed income strategies of the Funds in both U.S. and non-U.S. markets; certain of the Funds limit their investments to the United States. Not all Funds engage in some or all of the strategies discussed in this Appendix and the discussion below should therefore be read in conjunction with the applicable Parts A. The Funds will not be obligated to pursue any of these investment strategies and make no representation as to the availability of these techniques at this time or at any time in the future.

Certain Funds may buy and sell put and call options traded on U.S. or foreign exchanges or over-the-counter and may attempt to manage the overall risk of the portfolio investments through hedging strategies. The Funds may engage in certain options strategies involving securities, stock and fixed income indexes, futures and currencies and may enter into forward currency contracts in order to attempt to enhance income or to hedge the Funds' investments. The Funds also may use futures contracts, forward currency contracts, and non-deliverable forwards, and use options and futures contracts for hedging purposes or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). The foregoing instruments are sometimes referred to collectively as "Hedging Instruments" and certain special characteristics of and risks associated with using Hedging Instruments are discussed below. Hedging Instruments may also be used in an attempt to manage the Funds' average duration, foreign currency exposure and other risks of investment which can affect fluctuations in the Funds' net asset values.

In addition to the investment limitations of the Funds described herein, use of these instruments may be subject to applicable regulations of the Commission, the several options and futures exchanges upon which options and futures contracts are traded, and other regulatory authorities. In addition to the products, strategies and risks described herein, the Advisor may become aware of additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. The Advisor may utilize these opportunities to the extent that they are consistent with the Funds' investment objectives and permitted by the Funds' investment limitations and applicable regulatory authorities.

Options and futures can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an appropriate time or price trends are judged incorrectly, options, futures and similar strategies may lower the Fund's return. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract. The Fund could also experience losses if the prices of its options or futures positions are poorly correlated with its other investments, or if it cannot close out its positions because of an illiquid secondary market. The loss from investing in futures transactions is potentially unlimited.

Cover for Options and Futures Strategies. The Funds generally will not use leverage in their options and futures strategies. In the case of a transaction entered into as a hedge, the Funds will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") obligations under the transaction. A Fund will not enter into an option or a futures strategy that exposes the Fund to an obligation to another party unless it owns (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or other liquid assets with a value sufficient at all times to cover its potential obligations. The Funds will comply with guidelines established by the Commission with respect to coverage of option and futures strategies by mutual funds and, if such guidelines so require, will segregate cash or other liquid assets in the amount prescribed. Securities, currencies or other options or futures positions used for cover and segregated securities cannot be sold or closed out while the option or futures strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Funds' assets could impede fund management or the Funds' ability to meet current obligations.

Option Income and Hedging Strategies. The Funds (other than the UBS Prime Relationship Fund) may purchase and write (sell) options traded on a U.S. or, where applicable, foreign exchange or over-the-counter.

These Funds may purchase call options on securities that the Advisor intends to include in the Funds' portfolio in order to fix the cost of a future purchase. A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price at any time during a period ending on an agreed date. A call option enables a purchaser to hedge against an increase in the price of securities it ultimately wishes to buy or to take advantage of a rise in a particular index. Call options also may be purchased as a means of enhancing returns by, for example, participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Funds' potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid.

The Funds may purchase put options on securities in order to attempt to hedge against a decline in the market value of securities held in their portfolios or to enhance return. A put option would enable the Funds to sell the underlying security at a predetermined exercise price; thus, the potential for loss to the Funds below the exercise price would be limited to the option premium paid. If the market price of the underlying security were higher than the exercise price of the put option, any profit the Funds realize on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

The Funds may write covered call options on securities in which they may invest for hedging purposes or to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Funds will generally write covered call options on securities when the Advisor believes that the premium received by the Funds, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may also be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transactional costs. Thus, in the event that the market price of the underlying security held by the Funds declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Funds. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Funds would be obligated to sell the security at less than its market value. The Funds would give up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. In addition, the Funds could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

In the case of over-the-counter options written by the Funds, such securities would also be considered illiquid. Similarly, assets used to "cover" over-the-counter options written by the Funds will be treated as illiquid unless the over-the-counter options are sold to qualified dealers who agree that a Fund may repurchase any over-the-counter options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Funds may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the purchaser of options requiring the writer to make payment of the exercise price against delivery of the underlying security or take delivery. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Funds will realize income in the amount of the premium received. This technique could be used to enhance current return during periods when the Advisor expects that the price of the security will not fluctuate greatly. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premium received, in which case the Funds would expect to suffer a loss.

The Funds may purchase put and call options and write put and covered call options on indices in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns a value to the securities included in the index and fluctuates with changes in such values. An option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which the Funds invest.

The Funds may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put option purchased on the same security. The Funds would enter into a long straddle when the Advisor believes that it is likely that the price of the underlying security will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security. The Funds would enter into a short straddle when the Advisor believes that it is unlikely the price of the underlying security will be as volatile during the term of the options as the option pricing implies.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Funds will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of a Fund's investment portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Funds intend to purchase.

Options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. If a put or call option which a Fund has written is exercised, the Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, a Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. For example, a Fund will purchase a put option on an interest rate futures contract to hedge the Fund's investment portfolio against the risk of rising interest rates.

Furthermore, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Special Characteristics and Risks of Options Trading. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or call option it has written, the Fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, a Fund may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Funds to realize profits or limit losses on options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security or currency and the market value of the option.

In considering the use of options to enhance income or to hedge the Funds' investments, particular note should be taken of the following:

     (1) The value of an option position will reflect, among other things, the current market price of the underlying security, or index, the time remaining until expiration, the relationship of the exercise price, the term structure of interest rates, estimated price volatility of the underlying security, or index and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the Advisor's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the selected index.

     (2) Options normally have expiration dates of up to 90 days. The exercise price of the options may be below, equal to or above the current market value of the underlying securities, index or currencies. Purchased options that expire unexercised have no value. Unless an option purchased by the Funds is exercised or unless a closing transaction is effected with respect to that position, the Funds will realize a loss in the amount of the premium paid and any transaction costs.

     (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Funds intend to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such a market exists. Although the Funds will enter into over-the-counter options only with dealers that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Funds may be unable to liquidate an over-the-counter option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options which they have purchased in order to realize any profit. With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Funds. For example, because the Funds must maintain a covered position with respect to any call option they write on a security, index, currency or future, the Funds may not sell the underlying security or currency (or invest any cash, government securities or short-term debt securities used to cover an index option) during the period they are obligated under the option. This requirement may impair the Funds' ability to sell the security or make an investment at a time when such a sale or investment might be advantageous.

     (4) Index options are typically settled in cash. If a Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

     (5) Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

     (6) If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     (7) The Funds' (with the exception of the UBS Prime Relationship Fund) activities in the options markets may result in higher fund turnover rates and additional brokerage costs; however, the Funds may also save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

Investment Limitations On Options Transactions. The ability of the Funds to engage in options transactions is subject to certain limitations. A Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 20% of such Fund's total assets. A Fund will write call options only on a covered basis, which means that such Fund will own the underlying security subject to a call option at all times during the option period. The Funds may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of each Fund's total assets. With regard to the writing of call and put options, the Funds will limit the aggregate value of the obligations underlying such call and put options to 40% of each Fund's total net assets. A Fund will at all times during which it holds a put option, own the security underlying the option. Each of the Funds will invest in over-the-counter options only to the extent consistent with the 15% of the Fund's net assets limit on investments in illiquid securities.

Forward Foreign Currency Contracts. The Funds (except the UBS Prime Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund and UBS Opportunistic High Yield Relationship Fund) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk. A Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The Fund may also enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

The Funds may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts. A Fund may convert currency on a spot basis from time to time which will involve costs to the Fund. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. The Funds will account for these contracts by marking-to-market each day at current forward values.

Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, the Funds' ability to utilize forward foreign currency exchange contracts may be restricted. The Funds will comply with guidelines established by the Commission with respect to coverage of forward contracts entered into by mutual funds and, if such guidelines so require, will segregate cash or other liquid assets in the amount prescribed. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. The Advisor, however, believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Funds will be served.

At the maturity of a forward contract, the Funds may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

At or before the maturity date of a forward contract requiring the Funds to sell a currency, the Funds may either sell the portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset their contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Funds will obtain, on the same maturity date, the same amount of the currency that they are obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Funds would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Funds of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Non-Deliverable Forwards. The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund's custodian will place assets in a segregated account ("Segregated Assets") of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such non-deliverable forward transaction. If the additional Segregated Assets placed in the segregated account decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward transaction with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Futures Contracts. Each Fund, other than the UBS Prime Relationship Fund, may enter into contracts for the purchase or sale for future delivery of securities, including index contracts, or foreign currencies. Each Fund may enter into futures contracts and engage in options transactions related thereto for hedging purposes and non-hedging purposes, to the extent that not more than 5% of the Fund's net assets are required as futures contract margin deposits and premiums on options on futures. The purchase of a futures contract by the Fund represents the acquisition of a contractual right to obtain delivery of the securities or foreign currency called for by the contract at a specified price on a specified future date. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified future date. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts are generally terminated by entering into offsetting transactions.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

The Funds may enter into such futures contracts to protect against the adverse affects of fluctuations in security prices, interest rates or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Funds. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Funds would increase at approximately the same rate, thereby keeping the net asset value of a Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Funds could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Funds could then buy debt securities on the cash market.

A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

To the extent that market prices move in an unexpected direction, the Funds may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, such Fund would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

In addition, when a Fund engages in futures transactions, to the extent required by the Commission, it will segregate assets in accordance with Commission positions to cover its obligations with respect to such contracts, which assets will consist of cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin maintained by the Fund with respect to such futures contracts.

A Fund will enter into futures transactions on domestic exchanges and to the extent such transactions have been approved by the CFTC, on foreign exchanges.

Swaps. (All Funds, except for UBS U.S. Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Intermediate Cap Equity Relationship Fund, UBS U.S. Value Equity Relationship Fund, and the UBS Prime Relationship Fund.) The Funds may engage in swaps, including but not limited to interest rate, currency, and equity swaps and the purchase or sale of related caps, floors and collars and other derivative instruments. To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, it will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of net assets. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios, to protect against currency fluctuations, as a technique for managing portfolio duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date, or to gain exposure to certain markets.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates or other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique were not used. Swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. For federal income tax purposes, any payment received or due under a notional principal contract must be accounted for using the methodology the appropriate Treasury regulations prescribed.

The equity swaps in which a Fund may invest involve agreements with a counterparty. The return to the Fund on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under the equity swap contracts may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The Advisor and the Trust do not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing or senior securities restrictions. However, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with Commission positions.

The UBS Emerging Markets Debt Relationship Fund may also enter into credit default swap agreements. The "buyer" in a credit default contract typically is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The UBS Emerging Markets Debt Relationship Fund may either be the buyer or the seller in the transaction. If the Emerging Markets Debt Relationship Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, the UBS Emerging Markets Debt Relationship Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation. Credit default swaps may involve more risk than if a UBS Emerging Markets Debt Relationship Fund had invested in the reference obligation directly.

                                   APPENDIX B

CORPORATE DEBT RATINGS

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group describes classifications of corporate bonds as follows:

AAA This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, or is expected to default upon maturity or payment date.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             UBS RELATIONSHIP FUNDS

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS.

     (a)  Articles of Incorporation.

          (1) Amended and Restated Agreement and Declaration of Trust dated August 15, 1994, as amended and restated on May 20, 1996 and April 23, 2003 (the "Declaration") is filed electronically herewith as Exhibit EX-99.a.1.

          (2) Certificate of Trust as filed with the Secretary of State of the State of Delaware on August 16, 1994./2/

               (a)  Amendment to Certificate of Trust dated April 21, 1995./2/

               (b) Amendment to the Certificate of Trust effective April 8, 2002./8/

     (b)  By-laws.

          (1)  By-Laws dated August 22, 1994./1/

               (a) Certificate of Vice President and Assistant Secretary dated July 1, 2002 amending the By-Laws./9/

               (b) Amendment effective as of April 25, 2002 to the Trust's By-Laws./10/

     (c)  Instruments Defining Rights of Security Holders.

          The rights of security holders of the Trust are further defined in the following sections of the Trust's By-laws and Declaration:

          a.   By-laws

               See Article I - "Meetings of Holders Article VI, "Interest".

          b.   Declaration of Trust

               See Article III - "Powers of Trustees"
               See Article V - "Limitations of Liability"
               See Article VI - "Units in the Trust"
               See Article IX - "Holders"
               See Article VIII - "Determination of Book Capital Account Balance, Net Income and Distributions".

     (d)  Investment Advisory Contracts.

          (1) Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. on behalf of the Brinson Global Securities Fund, Brinson Short-Term Fund, Brinson Post-Venture Fund, Brinson High Yield Fund, Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund./1/

               (a) Amendment No. 1 dated June 26, 1997 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Intermediate Capitalization Equity Fund, Brinson EXDEX(R) Fund, Brinson Non-U.S. Equity Fund, Brinson Bond Plus Fund, Brinson U.S. Bond Fund and Brinson U.S. Short/Intermediate Fixed Income Fund./2/

               (b) Amendment No. 2 dated January 27, 1998 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson U.S. Cash Management Prime Fund./2/

               (c) Amendment No. 3 dated June 1, 1998 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson U.S. Large Capitalization Value Equity Fund and the Brinson Global Bond Fund and the elimination of the Brinson Short-Term Fund and the Brinson Global Equity Fund./2/

               (d) Amendment No. 4 dated June 1, 1998 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson Short-Term Fund./2/

               (e) Amendment No. 5 dated February 28, 2000 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the (i) Brinson U.S. Treasury Inflation Protected Securities Fund, (ii) Brinson Defensive High Yield Fund and (iii) Brinson Limited Duration Fund; (iv) the elimination of the Brinson EXDEX(R) Fund; (v) the name change of the Brinson Post-Venture Fund to the Brinson U.S. Small Capitalization Equity Fund; and (vi) the name change of the Brinson U.S. Large Capitalization Value Equity Fund to the Brinson U.S. Value Equity Fund./4/

               (f) Amendment No. 6 dated October 30, 2000 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the name change of the Brinson Global (Ex-U.S.) Equity Fund to the Brinson International Equity Fund./5/

               (g) Amendment No. 7 dated October 30, 2000 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the deletion of the Brinson High Yield Fund and the Brinson Defensive High Yield Fund./5/

               (h) Amendment No. 8 dated December 13, 2001 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting (i) the name change of the Brinson Limited Duration Fund to the Brinson Enhanced Yield Fund and (ii) the name change of the Brinson U.S. Short/Intermediate Fixed Income Fund to the Brinson Short Duration Fund./8/

               (i) Form of Amendment No. 9 dated April 8, 2002 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) reflecting the name change of (i) the Brinson Global Securities Fund to the UBS Global Securities Relationship Fund, (ii) the Brinson U.S. Small Capitalization Equity Fund to the UBS U.S. Small Cap Equity Relationship Fund, (iii) the Brinson Emerging Markets Equity Fund to the UBS Emerging Markets Equity Relationship Fund, (iv) the Brinson Emerging Markets Debt Fund to the UBS Emerging Markets Debt Relationship Fund, (v) the Brinson U.S. Equity Fund to the UBS U.S. Equity Relationship Fund, (vi) the Brinson U.S. Cash Management Prime Fund to the UBS U.S. Cash Management Prime Relationship Fund, (vii) the Brinson U.S. Value Equity Fund to the UBS U.S. Value Equity Relationship Fund, (viii) the Brinson International Equity Fund to the UBS International Equity Relationship Fund, (ix) the Brinson Short-Term Fund to the UBS Short-Term Relationship Fund, (x) the Brinson U.S. Large Capitalization Equity Fund to the UBS U.S. Large Cap Equity Relationship Fund, (xi) the Brinson U.S. Bond Fund to the UBS U.S. Bond Relationship Fund, (xii) the Brinson Global Bond Fund to the UBS Global Bond Relationship Fund, (xiii) the Brinson U.S. Intermediate Capitalization Equity Fund to the UBS U.S. Intermediate Cap Equity Relationship Fund, (xiv) the Brinson Bond Plus Fund to the UBS U.S. Core Plus Relationship Fund, (xv) the Brinson Short Duration Fund to the UBS Short Duration Relationship Fund, (xvi) the Brinson Enhanced Yield Fund to the UBS Enhanced Yield Relationship Fund, (xvii) the Brinson U.S. Treasury Inflation Protected Securities Fund to the UBS U.S. Treasury Inflation Protected Securities Relationship Fund./8/

          (2) Investment Advisory Agreement dated October 30, 2000 between Registrant and Brinson Partners, Inc. on behalf of the Brinson High Yield Fund and the Brinson Defensive High Yield Fund./5/

               (a) Amendment No. 1 dated May 21, 2001 to Schedule A of the Investment Advisory Agreement dated October 30, 2000 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson U.S. Securitized Mortgage Fund./8/

               (b) Amendment No. 2 dated August 28, 2001 to Schedule A of the Investment Advisory Agreement dated October 30, 2000 between the Registrant and Brinson Partners, Inc. reflecting the addition of the DSI Enhanced S&P 500 Fund./8/

               (c) Form of Amendment No. 3 dated April 8, 2002 to Schedule A of the Investment Advisory Agreement dated October 30, 2000 between the Registrant and UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) reflecting the name change of (i) the Brinson High Yield Fund to the UBS High Yield Relationship Fund, (ii) the Brinson Defensive High Yield Fund to the UBS Defensive High Yield Relationship Fund, (iii) the Brinson Securitized Mortgage Fund to the UBS U.S. Securitized Mortgage Relationship Fund, and (iv) DSI Enhanced S&P 500 Fund to the DSI Enhanced S&P 500 Relationship Fund./8/

          (3) Sub-Advisory Agreement dated October 30, 2000 between Brinson Partners, Inc. and UBS Asset Management (New York), Inc. on behalf of the Brinson High Yield Fund and the Brinson Defensive High Yield Fund./5/

               (a) Form of Amendment No. 1 dated April 8, 2002 to Sub-Advisory Agreement dated October 30, 2000 between UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) and UBS Global Asset Management (New York), Inc. (formerly known as UBS Asset Management (New York) Inc.) reflecting the name change of (i) the Brinson High Yield Fund to the UBS High Yield Relationship Fund, and (ii) the Brinson Defensive High Yield Fund to the UBS Defensive High Yield Relationship Fund./8/

               (b) Sub-Advisory Agreement dated October 30, 2000, as amended and restated as of August 19, 2002, between UBS Global Asset Management (Americas) Inc. and UBS Global Asset Management (New York) Inc. reflecting the addition of the UBS Opportunistic High Yield Relationship Fund is filed electronically herewith as Exhibit EX-99.d.3.b.

          (4) Sub-Advisory Agreement dated August 28, 2001 between Brinson Partners, Inc. and DSI International Management Inc, on behalf of the DSI Enhanced S&P 500 Fund./8/

          (5) Investment Advisory Agreement, dated July 1, 2002, between the Registrant and UBS Global Asset Management (Americas) Inc. on behalf of UBS Global Securities Relationship Fund, UBS Global Bond Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Intermediate Cap Relationship Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Small Cap Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS U.S. Bond Relationship Fund, UBS Short Duration Relationship Fund, UBS Enhanced Yield Relationship Fund, UBS U.S. Treasury Inflation Protected Securities Relationship Fund, UBS Short-Term Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, and UBS Opportunistic High Yield Relationship Fund./9/

               (a) Amendment No. 1 dated August 19, 2002 to Schedule A of the Investment Advisory Agreement dated July 1, 2002 between the Registrant and UBS Global Asset Management (Americas) Inc. reflecting the name change of the UBS Global Bond Relationship Fund to the UBS Global Aggregate Bond Relationship Fund./10/

               (b) Form of Amendment No. 2 to Schedule A of the Investment Advisory Agreement dated July 1, 2002 between the Registrant and UBS Global Asset Management (Americas) Inc. reflecting the addition of the UBS Corporate Bond Relationship Fund is filed electronically herewith as EX-99.d.5.b.

     (e)  Underwriting Contracts.

          Not applicable.

     (f)  Bonus or Profit Sharing Contracts.

          Not applicable.

     (g)  Custodian Agreements.

          (1) Custodian arrangements are provided under a Multiple Services Agreement effective May 9, 1997 (the "Agreement") between the Registrant and Morgan Stanley Trust Company ("MSTC") on behalf of each series of the Registrant. Effective October 1, 1998, MSTC was acquired by The Chase Manhattan Bank ("Chase"), and Chase assumed all of MSTC's rights and obligations under the Agreement./2/

               (a) Amendment dated May 9, 2000 to the Registrant's Agreement relating to Fee Obligation and Continuation of the Agreement./4/

               (b) Amendment dated February 28, 2000 to Schedule A (Securities Lending Authorization) of the Registrant's Agreement to reflect the addition of Brinson U.S. Treasury Inflation Protected Securities Fund, Brinson Defensive High Yield Fund and Brinson Limited Duration Fund, the elimination of the Brinson EXDEX(R) Fund, the name change of Brinson Post-Venture Fund to Brinson U.S. Small Capitalization Equity Fund and the name change of Brinson U.S. Large Capitalization Value Equity Fund to Brinson U.S. Value Equity Fund./4/

               (c) Amendment dated May 21, 2001 to Schedule A (Securities Lending Authorization) of the Registrant's Agreement to reflect the addition of Brinson Securitized Mortgage Fund./6/

               (d) Amendment dated February 28, 2000 to Schedules B1 (List of Series) and F (Fee Schedule) of the Registrant's Agreement to reflect the addition of Brinson U.S. Treasury Inflation Protected Securities Fund, Brinson Defensive High Yield Fund and Brinson Limited Duration Fund, the elimination of the Brinson EXDEX(R) Fund, the name change of Brinson Post-Venture Fund to Brinson U.S. Small Capitalization Equity Fund and the name change of Brinson U.S. Large Capitalization Value Equity Fund to Brinson U.S. Value Equity Fund./4/

               (e) Amendment dated May 21, 2001 to Schedule B1 (List of Series) and F (Fee Schedule) of the Registrant's Agreement to reflect the addition of the Brinson Securitized Mortgage Fund./6/

               (f) Amendment to Schedule B3 (Authorized Persons) of the Agreement as approved through February 16, 2001./5/

               (g) Amendment to Attachment A (Approved Borrowers Located Outside the U.S.) of the Agreement as approved through February 16, 2001./5/

               (h) Amendment dated August 28, 2001 to Schedule A (Securities Lending Authorization) of the Registrant's Agreement to reflect the addition of the DSI Enhanced S&P 500 Fund./7/

               (i) Amendment dated August 28, 2001 to Schedule B1 (List of Series) and F (Fee Schedule) to reflect the addition of the DSI Enhanced S&P 500 Equity Fund./7/

               (j) Amendment to Schedule B3 (Authorized Persons) of the Agreement as approved through August 28, 2001./7/

               (k) Amendment to Attachment A (Approved Borrowers Located Outside the U.S.) of the Agreement as approved through August 28, 2001./7/

               (l) Amendment dated February 15, 2002 to Schedule A (Securities Lending Authorization) to reflect the name change of (i) the Brinson Global Securities Fund to the UBS Global Securities Relationship Fund, (ii) the Brinson U.S. Small Capitalization Equity Fund to the UBS U.S. Small Cap Equity Relationship Fund, (iii) the Brinson Emerging Markets Equity Fund to the UBS Emerging Markets Equity Relationship Fund,
                    (iv) the Brinson Emerging Markets Debt Fund to the UBS Emerging Markets Debt Relationship Fund, (v) the Brinson U.S. Equity Fund to the UBS U.S. Equity Relationship Fund,
                    (vi) the Brinson U.S. Cash Management Prime Fund to the UBS U.S. Cash Management Prime Relationship Fund, (vii) the Brinson U.S. Value Equity Fund to the UBS U.S. Value Equity Relationship Fund, (viii) the Brinson International Equity Fund to the UBS International Equity Relationship Fund, (ix) the Brinson Short-Term Fund to the UBS Short-Term Relationship Fund, (x) the Brinson U.S. Large Capitalization Equity Fund to the UBS U.S. Large Cap Equity Relationship Fund, (xi) the Brinson U.S. Bond Fund to the UBS U.S. Bond Relationship Fund, (xii) the Brinson Global Bond Fund to the UBS Global Bond Relationship Fund, (xiii) the Brinson U.S. Intermediate Capitalization Equity Fund to the UBS U.S. Intermediate Cap Equity Relationship Fund, (xiv) the Brinson Bond Plus Fund to the UBS U.S. Core Plus Relationship Fund,
                    (xv) the Brinson Short Duration Fund to the UBS Short Duration Relationship Fund, (xvi) the Brinson Enhanced Yield Fund to the UBS Enhanced Yield Relationship Fund, (xvii) the Brinson U.S. Treasury Inflation Protected Securities Fund to the UBS U.S. Treasury Inflation Protected Securities Relationship Fund, (xviii) the Brinson High Yield Fund to the UBS High Yield Relationship Fund, (xix) the Brinson Defensive High Yield Fund to the UBS Defensive High Yield Relationship Fund, (xx) the Brinson U.S. Securitized Mortgage Fund to the UBS U.S. Securitized Mortgage Relationship Fund and (xxi) the DSI Enhanced S&P 500 Fund to the DSI Enhanced S&P 500 Relationship Fund./9/

               (m) Amendment dated February 15, 2002 to Schedule B1 (List of Series) and F (Fee Schedule) to reflect the name change of
                    (i) the Brinson Global Securities Fund to the UBS Global Securities Relationship Fund, (ii) the Brinson U.S. Small Capitalization Equity Fund to the UBS U.S. Small Cap Equity Relationship Fund, (iii) the Brinson Emerging Markets Equity Fund to the UBS Emerging Markets Equity Relationship Fund,
                    (iv) the Brinson Emerging Markets Debt Fund to the UBS Emerging Markets Debt

                    Relationship Fund, (v) the Brinson U.S. Equity Fund to the UBS U.S. Equity Relationship Fund, (vi) the Brinson U.S. Cash Management Prime Fund to the UBS U.S. Cash Management Prime Relationship Fund, (vii) the Brinson U.S. Value Equity Fund to the UBS U.S. Value Equity Relationship Fund, (viii) the Brinson International Equity Fund to the UBS International Equity Relationship Fund, (ix) the Brinson Short-Term Fund to the UBS Short-Term Relationship Fund, (x) the Brinson U.S. Large Capitalization Equity Fund to the UBS U.S. Large Cap Equity Relationship Fund, (xi) the Brinson U.S. Bond Fund to the UBS U.S. Bond Relationship Fund, (xii) the Brinson Global Bond Fund to the UBS Global Bond Relationship Fund, (xiii) the Brinson U.S. Intermediate Capitalization Equity Fund to the UBS U.S. Intermediate Cap Equity Relationship Fund, (xiv) the Brinson Bond Plus Fund to the UBS U.S. Core Plus Relationship Fund, (xv) the Brinson Short Duration Fund to the UBS Short Duration Relationship Fund, (xvi) the Brinson Enhanced Yield Fund to the UBS Enhanced Yield Relationship Fund, (xvii) the Brinson U.S. Treasury Inflation Protected Securities Fund to the UBS U.S. Treasury Inflation Protected Securities Relationship Fund, (xviii) the Brinson High Yield Fund to the UBS High Yield Relationship Fund, (xix) the Brinson Defensive High Yield Fund to the UBS Defensive High Yield Relationship Fund, (xx) the Brinson U.S. Securitized Mortgage Fund to the UBS U.S. Securitized Mortgage Relationship Fund and (xxi) the DSI Enhanced S&P 500 Fund to the DSI Enhanced S&P 500 Relationship Fund./9/

               (n) Amendment to Schedule B3 (Authorized Persons) of the Agreement as approved through March 18, 2002./9/

               (o) Amendment to Attachment A (Approved Borrowers Located Outside the U.S.) of the Agreement as approved through March 18, 2002./9/

               (p) Amendment dated June 3, 2002 to Schedule A (Securities Lending Authorization) to reflect the addition of (i) the UBS Opportunistic Emerging Markets Debt Relationship Fund, and (ii) the UBS Opportunistic High Yield Relationship Fund./9/

               (q) Amendment dated June 3, 2002 to Schedule B1 (List of Series) and F (Fee Schedule) to reflect the addition of (i) the UBS Opportunistic Emerging Markets Debt Relationship Fund, and
                    (ii) the UBS Opportunistic High Yield Relationship Fund./9/

               (r) Form of Amendment dated August 19, 2002 to Schedule A (Securities Lending Authorization) to reflect the name change of the UBS Global Bond Fund to the UBS Global Aggregate Relationship Fund./10/

               (s) Form of Amendment dated August 19, 2002 to Schedule B1 (List of Series) and F (Fee Schedule) to reflect the name change of UBS Global Bond Fund to UBS Global Aggregate Relationship Fund and revised fees./10/

               (t) Form of Amendment to Schedule B3 (Authorized Persons) of the Agreement as approved through August 19, 2002./10/

               (u) Amendment to Attachment A (Approved Borrowers Located Outside the U.S.) of the Agreement as approved through August 19, 2002./10/

               (v) Form of Amendment to Schedule A (Securities Lending Authorization) to reflect the addition of UBS Corporate Bond Relationship Fund is filed electronically herewith as Exhibit EX-99.g.1.v.

               (w) Forms of Amendments to Schedule B1 (List of Series) and F (Fee Schedule) to reflect the addition of UBS Corporate Bond Relationship Fund is filed electronically herewith as Exhibit EX-99.g.1.w.

               (x) Amendment to Schedule B3 (Authorized Persons) of the Agreement as approved through March 11, 2003 is filed electronically herewith as Exhibit EX-99.g.1.x.

               (y) Amendment to Attachment A (Approved Borrowers Located Outside the U.S.) of the Agreement as approved through March 11, 2003 is filed electronically herewith as Exhibit EX-99.g.1.y.

     (h)  Other Material Contracts.

          Not applicable.

     (i)  Legal Opinion.

          Not applicable.

     (j)  Other Opinions.

          Not applicable.

     (k)  Omitted Financial Statements.

          Not applicable.

     (l)  Initial Capital Agreements.

          Not applicable.

     (m)  Rule 12b-1 Plan.

          Not applicable.

     (n)  Rule 18f-3 Plan.

          Not applicable.

     (o)  Reserved

     (p)  Codes of Ethics.

          (1) Joint Code of Ethics of the Registrant, investment adviser and sub-advisers, as approved on June 3, 2002 is filed electronically herewith as EX-99.p.1.

     (q)  Powers of Attorney.

          (1) Power of Attorney dated December 3, 2002, appointing Amy R. Doberman, David M. Goldenberg, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Frank K. Reilly, is filed electronically herewith as EX-99.q.1.

          (2) Power of Attorney dated December 3, 2002, appointing Amy R. Doberman, David M. Goldenberg, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Walter E. Auch, is filed electronically herewith as EX-99.q.2.

          (3) Power of Attorney dated December 3, 2002, appointing Amy R. Doberman, David M. Goldenberg, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Edward M. Roob, is filed electronically herewith as EX-99.q.3.

          (4) Power of Attorney dated December 3, 2002, appointing Amy R. Doberman, David M. Goldenberg, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Brian M. Storms, is filed electronically herewith as EX-99.q.4.

          (5) Power of Attorney dated December 3, 2002, appointing Amy R. Doberman, David M. Goldenberg, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Paul H. Schubert, is filed electronically herewith as EX-99.q.5.

/1/ Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File No. 811-9036) (the "Registration Statement") as filed electronically with the SEC on April 30, 1997.

/2/ Incorporated herein by reference to Post Effective Amendment No. 11 to the Registrant's Registration Statement as filed electronically with the SEC on June 12, 1998.

/3/ Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement as filed electronically with the SEC on April 14, 2000.

/4/ Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement as filed electronically with the SEC on October 30, 2000.

/5/ Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement as filed electronically with the SEC on April 27, 2001.

/6/ Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement as filed electronically with the SEC on July 6, 2001.

/7/ Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement as filed electronically with the SEC on October 3, 2001.

/8/ Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement as filed electronically with the SEC on April 9, 2002.

/9/ Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement as filed electronically with the SEC on July 3, 2002.

/10/ Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement as filed electronically with the SEC on September 9, 2002.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

          None.

ITEM 25. INDEMNIFICATION.

          As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act"), indemnification provisions for each of the Registrant's Trustees, officers, employees, agents and persons who serve at the Trust's request as directors, officers or trustees of other organizations in which the Trust has any interest as a shareholder, creditor or otherwise are set forth in Article V, Sections 5.2 and 5.3 of the Registrant's Declaration as amended and restated on April 23, 2003. (included in Item 23(a)(1) above).

          Pursuant to Article V, Section 5.2 of the Registrant's Declaration, the Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) and the TMP against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him, her or it in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he, she or it may be involved or with which he, she or it may be threatened, while in office or thereafter, by reason of his, her or its being or having been such a Trustee, officer, employee, agent or TMP, except with respect to any matter as to which he, she or it shall have been adjudicated to have acted in bad faith, with willful misfeasance, gross negligence or reckless disregard of his, her or its duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in conduct involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he, she or it did not engage in such conduct by written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he, she or it may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he, she or it is not entitled to such indemnification.

          Pursuant to Article V, Section 5.3 of the Registrant's Declaration, no Holder shall be liable for any liabilities or obligations of the Trust. To the extent assets are available in the Trust, the Trust shall indemnify and hold each Holder harmless from and against any claim or liability to which such Holder may become subject by reason of his or her being or having been a Holder and shall reimburse such Holder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability; and provided, further, that no Holder shall be entitled to indemnification by any series established in accordance with Section 9.8 unless such Holder is a Holder of Units of such series. The rights accruing to a Holder under this Section 5.3 shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Holder in any appropriate situation even though not specifically provided herein.

          "Director and Officer" liability policies purchased by the Registrant insure the Registrant's Trustees and officers, subject to the policies' coverage limits, exclusions and deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Registrant hereby undertakes that it will apply the the indemnification provision of the Declaration, in a manner consistent with Release 11,330 of the SEC under the 1940 Act, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

          UBS Global Asset Management (Americas) Inc. provides investment advisory service for a variety of individuals and institutions and as of December 31, 2002 had approximately $34 billion in assets under management. It presently provides investment advisory services to three other investment companies.

          For information as to any other business, profession, vocation or employment of a substantial nature in which the Registrant's investment advisor, UBS Global Asset Management (Americas) Inc., and each director or officer of the Registrant's investment advisor is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, reference is made to the Form ADV (File #801-34910) filed by it under the Investment Advisers Act of 1940, as amended.

          UBS Global Asset Management (New York) Inc. presently provides investment sub-advisory services to some of the series of the Registrant. For information as to any other business, profession, vocation or employment of a substantial nature in which the series' investment sub-advisor, UBS Global Asset Management (New York) Inc., and each director or officer of the series' investment sub-advisor is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, reference is made to the Form ADV (File #801-8957) filed by it under the Investment Advisers Act of 1940, as amended.DSI International Management, Inc. presently provides investment sub-advisory services to one of the series of the Registrant.

          For information as to any other business, profession, vocation or employment of a substantial nature in which the series' investment sub-advisor, DSI International Management, Inc., and each director or officer of the series' investment sub-advisor is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, reference is made to the Form ADV (File #801-30558) filed by it under the Investment Advisers Act of 1940, as amended.

ITEM 27. PRINCIPAL UNDERWRITERS.

          Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

          All records described in Section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section, are maintained by the Registrant's investment advisor, UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606, except for those maintained by the Registrant's Custodian, JPMorgan Chase Bank ("Chase"), 270 Park Avenue, New York, New York 10017.

          Chase provides general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Registrant, including the coordination and monitoring of any third party service providers and maintains all such records relating to these services.

ITEM 29. MANAGEMENT SERVICES.

          The Registrant is not a party to any management-related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS.

          Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 29th day of April, 2003.

                                        UBS RELATIONSHIP FUNDS


                                        By: /s/ David M. Goldenberg
                                            ------------------------------------
                                            David M. Goldenberg
                                            Vice President and Secretary

                                 EXHIBITS INDEX


EXHIBITS                                                            EXHIBIT NO.

Amended and Restated Agreement and Declaration of Trust dated        EX-99.a.1
August 15, 1994, as amended and restated on May 20, 1996 and
April 23, 2003

Sub-Advisory Agreement dated October 30, 2000, as amended and       EX-99.d.3.b
restated as of August 19, 2002, between UBS Global Asset
Management (Americas) Inc. and UBS Global Asset Management (New
York) Inc.

Form of Amendment No. 2 to Schedule A of the Investment Advisory    EX-99.d.5.b
Agreement dated July 1, 2002 between the Registrant and UBS
Global Asset Management (Americas) Inc.

Form of Amendment to Schedule A (Securities Lending                 EX-99.g.1.v
Authorization)

Forms of Amendments to Schedule B1 (List of Series) and F (Fee      EX-99.g.1.w
Schedule)

Amendment to Schedule B3 (Authorized Persons) of the Agreement as   EX-99.g.1.x
approved through March 11, 2003

Amendment to Attachment A (Approved Borrowers Located Outside the   EX-99.g.1.y
U.S.) of the Agreement as approved through March 11, 2003

Joint Code of Ethics for the Registrant, investment adviser and      EX-99.p.1
sub-advisers as approved on June 3, 2002

Power of Attorney for Frank K. Reilly dated December 3, 2002         EX-99.q.1

Power of Attorney for Walter E. Auch dated December 3, 2002          EX-99.q.2

Power of Attorney for Edward M. Roob dated December 3, 2002          EX-99.q.3

Power of Attorney for Brian M. Storms dated December 3, 2002         EX-99.q.4

Power of Attorney for Paul H. Schubert dated December 3, 2002        EX-99.q.5


                            STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as......................'r'
The section symbol shall be expressed as...................................'SS'
Characters normally expressed as superscript shall be preceded by..........'pp'
Characters normally expressed as subscript shall be preceded by............[u]